ADW DEPOSIT AGREEMENT

                                  by and among

                                   Air France

                                       AND

                                 CITIBANK, N.A.,

                                 as Depositary,

                                       AND

    THE HOLDERS AND BENEFICIAL OWNERS OF AMERICAN DEPOSITARY WARRANTS ISSUED
                                   HEREUNDER

                            Dated as of [DATE], 2004

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
ARTICLE I.            DEFINITIONS.................................................................................1
Section 1.1           "ADS Deposit Agreement".....................................................................2
Section 1.2           "ADW Deposit Agreement".....................................................................2
Section 1.3           "ADW Exercise Form".........................................................................2
Section 1.4           "ADW Expiration Date".......................................................................2
Section 1.5           "ADW Record Date"...........................................................................2
Section 1.6           "Affiliate".................................................................................2
Section 1.7           "Agent".....................................................................................2
Section 1.8           "Air France"................................................................................2
Section 1.9           "American Depositary Share(s)" and "ADS(s)".................................................2
Section 1.10          "American Depositary Warrant Receipt(s)", "Receipts" and "ADWR(s)"..........................3
Section 1.11          "American Depositary Warrant(s)" and "ADW(s)"...............................................3
Section 1.12          "Applicant".................................................................................3
Section 1.13          "Application for Refund"....................................................................3
Section 1.14          "Articles of Association"...................................................................3
Section 1.15          "Balance Certificate".......................................................................3
Section 1.16          "Beneficial Owner"..........................................................................3
Section 1.17          "Blocked Period"............................................................................3
Section 1.18          "Business Day"..............................................................................3
Section 1.19          "Certificated ADW(s)".......................................................................4
Section 1.20          "Commission"................................................................................4
Section 1.21          "Company"...................................................................................4
Section 1.22          "Custodian".................................................................................4
Section 1.23          "Deliver" and "Delivery"....................................................................4
Section 1.24          "Depositary"................................................................................4
Section 1.25          "Deposited Securities"......................................................................4
Section 1.26          "Dollars" and "$"...........................................................................4
Section 1.27          "DTC".......................................................................................4
Section 1.28          "DTC Participant"...........................................................................4
Section 1.29          "EEA".......................................................................................4
Section 1.30          "Euroclear France"..........................................................................4
Section 1.31          "Euros" and "(euro)"........................................................................5
Section 1.32          "Exchange Act"..............................................................................5
Section 1.33          "Foreign Currency"..........................................................................5
Section 1.34          "Full Entitlement ADWR(s)", "Full Entitlement ADW(s)" and "Full Entitlement Warrant(s)".....5
Section 1.35          "Holder(s)".................................................................................5
Section 1.36          "NYSE"......................................................................................5
Section 1.37          "Partial Entitlement ADWR(s)", "Partial Entitlement ADW(s)" and "Partial Entitlement
                      Warrant(s)".................................................................................5
Section 1.38          "Pre-Release Transaction"...................................................................5
Section 1.39          "Principal Office"..........................................................................5

Section 1.40          "Receipt Date"..............................................................................5
Section 1.41          "Registrar".................................................................................5
Section 1.42          "Restricted ADWR(s)", "Restricted ADW(s)" and "Restricted Warrants".........................5
Section 1.43          "Restricted Securities".....................................................................5
Section 1.44          "Securities Act"............................................................................6
Section 1.45          "Share(s)"..................................................................................6
Section 1.46          "Uncertificated ADW(s)".....................................................................6
Section 1.47          "United States" and "U.S."..................................................................6
Section 1.48          "Voters"....................................................................................6
Section 1.49          "Voting Instruction Card"...................................................................6
Section 1.50          "Warrant Agent".............................................................................6
Section 1.51          "Warrant Exercise Price"....................................................................7
Section 1.52          "Warrant Expiration Date"...................................................................7
Section 1.53          "Warrant Nominee"...........................................................................7
Section 1.54          "Warrant Registrar".........................................................................7
Section 1.55          "Warrant Terms and Conditions"..............................................................7
Section 1.56          "Warrants"..................................................................................7

ARTICLE II.           APPOINTMENT OF DEPOSITARY; FORM OF RECEIPTS; DEPOSIT OF WARRANTS; EXECUTION
                      AND DELIVERY, TRANSFER AND SURRENDER OF ADWs................................................7
Section 2.1           Appointment of Depositary...................................................................7
Section 2.2           Form and Transferability of ADWs............................................................8
Section 2.3           Deposit with Custodian.....................................................................10
Section 2.4           Registration and Safekeeping of Deposited Securities.......................................11
Section 2.5           Issuance of ADWs...........................................................................11
Section 2.6           Transfer, Combination and Split-up of ADWRs................................................12
Section 2.7           Surrender of ADWs and Withdrawal of Deposited Securities...................................13
Section 2.8           Limitations on Execution and Delivery, Transfer, etc. of ADWRs; Suspension of
                      Delivery, Transfer, etc....................................................................14
Section 2.9           Lost ADWRs, etc............................................................................15
Section 2.10          Cancellation and Destruction of Surrendered ADWRs; Maintenance of Records..................16
Section 2.11          Partial Entitlement ADWs...................................................................16
Section 2.12          Certificated/Uncertificated ADWs...........................................................16
Section 2.13          Restricted ADWs............................................................................18

ARTICLE III.          CERTAIN OBLIGATIONS OF HOLDERS AND BENEFICIAL OWNERS OF ADWs...............................19
Section 3.1           Proofs, Certificates and Other Information.................................................19
Section 3.2           Liability for Taxes and Other Charges......................................................20
Section 3.3           Representations and Warranties on Deposit of Warrants......................................20
Section 3.4           Compliance with Information Requests.......................................................21
Section 3.5           [Intentionally Omitted]....................................................................21
Section 3.6           Disclosure of Interests....................................................................21

ARTICLE IV.           THE DEPOSITED SECURITIES...................................................................24
Section 4.1           Cash Distributions.........................................................................24
Section 4.2           Distribution in Warrants...................................................................25
Section 4.3           Elective Distributions in Cash or Warrants.................................................25
Section 4.4           Distribution of Rights to Purchase Additional ADWs.........................................26
Section 4.5           Distributions Other Than Cash, Warrants or Rights to Purchase Warrants.....................28
Section 4.6           Exercise of ADWs...........................................................................29
Section 4.7           Distributions with Respect to Deposited Securities in Bearer Form..........................30
Section 4.8           Redemption.................................................................................31
Section 4.9           Conversion of Foreign Currency.............................................................31
Section 4.10          Fixing of ADW Record Date..................................................................32
Section 4.11          Voting of Deposited Securities.............................................................32
Section 4.12          Changes Affecting Deposited Securities.....................................................34
Section 4.13          Available Information......................................................................35
Section 4.14          Reports....................................................................................35
Section 4.15          List of Holders............................................................................35
Section 4.16          Taxation...................................................................................35

ARTICLE V.            THE DEPOSITARY, THE CUSTODIAN AND THE COMPANY..............................................37
Section 5.1           Maintenance of Office and Transfer Books by the Registrar..................................37
Section 5.2           Exoneration................................................................................37
Section 5.3           Standard of Care...........................................................................38
Section 5.4           Resignation and Removal of the Depositary; Appointment of Successor Depositary.............39
Section 5.5           The Custodian..............................................................................40
Section 5.6           Notices and Reports........................................................................40
Section 5.7           Issuance of Additional Warrants, ADWs, etc.................................................41
Section 5.8           Indemnification............................................................................42
Section 5.9           Fees and Charges of Depositary.............................................................43
Section 5.10          Pre-Release Transactions...................................................................43
Section 5.11          Restricted Securities Owners...............................................................44
Section 5.12          Retention of Depositary Documents..........................................................44

ARTICLE VI.           AMENDMENT AND TERMINATION..................................................................44
Section 6.1           Amendment/Supplement.......................................................................44
Section 6.2           Expiration and Termination.................................................................45

ARTICLE VII.          MISCELLANEOUS..............................................................................47
Section 7.1           Counterparts...............................................................................47
Section 7.2           No Third-Party Beneficiaries...............................................................47
Section 7.3           Severability...............................................................................47
Section 7.4           Holders and Beneficial Owners as Parties; Binding Effect...................................47
Section 7.5           Notices....................................................................................47
Section 7.6           Governing Law and Jurisdiction.............................................................48

Section 7.7           Assignment.................................................................................50
Section 7.8           Compliance with U.S. Securities Laws.......................................................50
Section 7.9           French Law References......................................................................50
Section 7.10          Titles and References......................................................................50

                              ADW DEPOSIT AGREEMENT

      ADW DEPOSIT AGREEMENT, dated as of [DATE], 2004, by and among (i) societe Air France, a societe anonyme organized under the laws of The Republic of France, and its successors (the "Company" and "Air France"), (ii) CITIBANK, N.A., a national banking association organized under the laws of the United States of America acting in its capacity as depositary, and any successor depositary hereunder (the "Depositary"), and (iii) all Holders and Beneficial Owners of American Depositary Warrants issued hereunder (all such capitalized terms as hereinafter defined).

                         W I T N E S S E T H   T H A T:

      WHEREAS, the Company desires to establish with the Depositary an American Depositary Warrant facility to provide inter alia for the deposit of the Warrants (as hereinafter defined) and the issuance of American Depositary Warrants representing the Warrants so deposited and, if applicable, for the execution and delivery of American Depositary Warrant Receipts evidencing such American Depositary Warrants; and

      WHEREAS, the Depositary is willing to act as the Depositary for such American Depositary Warrant facility upon the terms set forth in this ADW Deposit Agreement; and

      WHEREAS, the American Depositary Warrant Receipts evidencing the American Depositary Warrants issued pursuant to the terms of this ADW Deposit Agreement are to be substantially in the form of Exhibit A attached hereto, with appropriate insertions, modifications and omissions, as hereinafter provided in this ADW Deposit Agreement; and

      WHEREAS, the Warrants are listed on Premier Marche of Euronext Paris and American Depositary Warrants to be issued pursuant to the terms of this ADW Deposit Agreement are to be listed for trading on The New York Stock Exchange, Inc. (the "NYSE"); and

      WHEREAS, the Board of Directors of the Company (or an authorized committee thereof) has duly approved the establishment of an American Depositary Warrant facility upon the terms set forth in this ADW Deposit Agreement, the execution and delivery of this ADW Deposit Agreement on behalf of the Company, and the actions of the Company and the transactions contemplated herein.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

      All capitalized terms used, but not otherwise defined, herein shall have the meanings set forth below, unless otherwise clearly indicated:

      Section 1.1 "ADS Deposit Agreement" shall mean the ADS Deposit Agreement, dated as of [DATE], 2004, by and among the Company, Citibank, N.A., as depositary, and the Holders and Beneficial Owners of ADSs issued thereunder, as such ADS Deposit Agreement may be amended or supplemented from time to time in accordance with its terms.

      Section 1.2 "ADW Deposit Agreement" shall mean this ADW Deposit Agreement and all exhibits hereto, as the same may from time to time be amended and supplemented from time to time in accordance with the terms hereof.

      Section 1.3 "ADW Exercise Form" shall mean the instrument pursuant to which a Holder or Beneficial Owner of ADWs instructs the Custodian to exercise the Warrants delivered to it on behalf of the ADW Holder or Beneficial Owner, as described in Section 4.6 hereof. The ADW Exercise Form shall be substantially in the form of Exhibit B attached hereto, as amended and supplemented from time to time.

      Section 1.4 "ADW Expiration Date" shall mean the close of business in New York on the business day in New York immediately preceding the Warrant Expiration Date.

      Section 1.5 "ADW Record Date" shall have the meaning given to such term in
Section 4.10 hereof.

      Section 1.6 "Affiliate" shall have the meaning assigned to such term by the Commission (as hereinafter defined) under Regulation C promulgated under the Securities Act (as hereinafter defined), or under any successor regulation thereto.

      Section 1.7 "Agent" shall have the meaning given to such term in Section
7.6 hereof.

      Section 1.8 "Air France" shall mean societe Air France, a societe anonyme organized and existing under the laws of The Republic of France, to be renamed Air France-KLM, and its successors.

      Section 1.9 "American Depositary Share(s)" and "ADS(s)" shall mean the rights and interests in the Deposited Securities granted to the Holders and Beneficial Owners pursuant to the terms and conditions of the ADS Deposit Agreement and the ADRs issued hereunder to evidence such ADSs. ADS(s) may be issued under the terms of the ADS Deposit Agreement in the form of (a) Certificated ADS(s) (as defined in the ADS Deposit Agreement), in which case the ADS(s) are evidenced by ADR(s), or (b) Uncertificated ADS(s) (as defined in the ADS Deposit Agreement) in which case the ADS(s) are not evidenced by ADR(s) but are reflected on the direct registration system maintained by the Depositary for such purposes under the terms of Section 2.12 of the ADS Deposit Agreement. Unless otherwise specified in the ADS Deposit Agreement or in any ADR, or unless the context otherwise requires, any reference to ADS(s) shall include Certificated ADS(s) and Uncertificated ADS(s), individually or collectively, as the context may require. As of the date hereof, each ADS shall represent one (1) Share until there shall occur a distribution upon Deposited Securities referred to in Section 4.2 of the ADS Deposit Agreement or a change in Deposited Securities referred to in Section 4.11 of the ADS Deposit Agreement with respect to which additional ADSs are not issued, and thereafter each ADS shall represent the Deposited Securities determined in accordance with the terms of such Sections.

      Section 1.10 "American Depositary Warrant Receipt(s)", "Receipts" and "ADWR(s)" shall mean the American Depositary Receipts issued hereunder and evidencing American Depositary Warrants, as such ADWRs may be amended from time to time in accordance with the provisions of this ADW Deposit Agreement. An ADWR may evidence any number of ADWs and may, in the case of ADWs held though a central depository such as DTC, be in the form of a "Balance Certificate."

      Section 1.11 "American Depositary Warrant(s)" and "ADW(s)" shall mean the rights and interests in the Deposited Securities granted to the Holders and Beneficial Owners pursuant to the terms and conditions of this ADW Deposit Agreement and, if applicable, the ADWRs issued hereunder to evidence such ADWs. ADW(s) may be issued under the terms of this ADW Deposit Agreement in the form of (a) Certificated ADW(s) (as hereinafter defined), in which case the ADW(s) are evidenced by ADWR(s), or (b) Uncertificated ADW(s) (as hereinafter defined) in which case the ADW(s) are not evidenced by ADWR(s) but are reflected on the direct registration system maintained by the Depositary for such purposes under the terms of Section 2.12 hereof. Unless otherwise specified in this ADW Deposit Agreement or in any ADWR, or unless the context otherwise requires, any reference to ADW(s) shall include Certificated ADW(s) and Uncertificated ADW(s), individually or collectively, as the context may require. Each ADW will expire on the Warrant Expiration Date. Each ADW shall represent one (1) Warrant until there shall occur a distribution upon Deposited Securities referred to in
Section 4.2 hereof or a change in Deposited Securities referred to in Section
4.11 hereof with respect to which additional ADWs are not issued, and thereafter each ADW shall represent the Deposited Securities determined in accordance with the terms of such Sections.

      Section 1.12 "Applicant" shall have the meaning given to such term in
Section 5.10 hereof.

      Section 1.13 "Application for Refund" shall have the meaning given to such term in Section 4.15 hereof.

      Section 1.14 "Articles of Association" shall mean the statuts of the Company, as amended and supplemented from time to time.

      Section 1.15 "Balance Certificate" shall have the meaning given to such term in Section 2.2(d) hereof.

      Section 1.16 "Beneficial Owner" shall mean, as to any ADW, any person or entity having a beneficial interest deriving from the ownership of such ADW. A Beneficial Owner of ADWs may or may not be the Holder of the ADWs. A Beneficial Owner shall be able to exercise any right or receive any benefit hereunder solely through the person who is the Holder of the ADWs owned by such Beneficial Owner.

      Section 1.17 "Blocked Period" shall have the meaning given to such term in
Section 4.10 hereof.

      Section 1.18 "Business Day" shall mean any day on which the banks in New York, New York, U.S.A. and Paris, France are open for business.

      Section 1.19 "Certificated ADW(s)" shall have the meaning given to such term in Section 2.12 hereof.

      Section 1.20 "Commission" shall mean the Securities and Exchange Commission of the United States or any successor governmental agency thereto in the United States.

      Section 1.21 "Company" shall mean societe Air France, a societe anonyme organized and existing under the laws of The Republic of France, and its successors.

      Section 1.22 "Custodian" shall mean, as of the date hereof, Citibank International Plc - Paris branch, having its principal office at Citicenter, 19, Le Parvis, 92073 Paris, La Defense, Cedex 36, France, as the custodian for the purposes of this ADW Deposit Agreement, and any other entity that may be appointed by the Depositary pursuant to the terms of Section 5.5 hereto as successor, substitute or additional custodian hereunder. The term "Custodian" shall mean any Custodian individually or all Custodians collectively, as the context requires.

      Section 1.23 "Deliver" and "Delivery" shall mean, when used in respect of ADWs, Deposited Securities and Warrants, either (i) the physical delivery of the certificate(s) representing such securities, or (ii) the electronic delivery of such securities by means of book-entry transfer, if available.

      Section 1.24 "Depositary" shall mean Citibank, N.A., a national banking association organized under the laws of the United States, in its capacity as depositary under the terms of this ADW Deposit Agreement, and any successor depositary hereunder.

      Section 1.25 "Deposited Securities" shall mean Warrants at any time deposited under this ADW Deposit Agreement and any and all other securities, property and cash held by the Depositary or the Custodian in respect thereof, subject, in the case of cash, to the provisions of Section 4.8 hereof. The collateral delivered in connection with Pre-Release Transactions described in
Section 5.10 hereof shall not constitute Deposited Securities.

      Section 1.26 "Dollars" and "$" shall refer to the lawful currency of the United States.

      Section 1.27 "DTC" shall mean The Depository Trust Company, a national clearinghouse and the central book-entry settlement system for securities traded in the United States and, as such, the custodian for the securities of DTC Participants (as hereinafter defined) maintained in DTC, and any successor thereto.

      Section 1.28 "DTC Participant" shall mean any financial institution (or any nominee of such institution) having one or more participant accounts with DTC for receiving, holding and delivering the securities and cash held in DTC.

      Section 1.29 "EEA" shall mean the European Economic Area.

      Section 1.30 "Euroclear France" shall mean Euroclear France, the entity which provides the book-entry settlement system for equity securities in The Republic of France, or any successor entity thereto.

      Section 1.31 "Euros" and "(euro)" shall mean euros, the currency introduced at the start of the third stage of the Economic and Monetary Union, or EMU, pursuant to the Treaty establishing the European Economic Community, as amended by the Treaty on the European Union and as further amended from time to time.

      Section 1.32 "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended from time to time.

      Section 1.33 "Foreign Currency" shall mean any currency other than Dollars.

      Section 1.34 "Full Entitlement ADWR(s)", "Full Entitlement ADW(s)" and "Full Entitlement Warrant(s)" shall have the respective meanings set forth in
Section 2.11 hereof.

      Section 1.35 "Holder(s)" shall mean the person(s) in whose name the ADW is registered on the books of the Depositary (or the Registrar, if any) maintained for such purpose. A Holder may or may not be a Beneficial Owner. If a Holder is not the Beneficial Owner of the ADWs registered in its name, such person shall be deemed to have all requisite authority to act on behalf of the Beneficial Owners of the ADWs.

      Section 1.36 "NYSE" shall have the meaning set forth in the recitals hereof.

      Section 1.37 "Partial Entitlement ADWR(s)", "Partial Entitlement ADW(s)" and "Partial Entitlement Warrant(s)" shall have the respective meanings set forth in Section 2.11 hereof.

      Section 1.38 "Pre-Release Transaction" shall have the meaning set forth in
Section 5.10 hereof.

      Section 1.39 "Principal Office" shall mean, when used with respect to the Depositary, the principal office of the Depositary at which at any particular time its depositary receipts business shall be administered, which, at the date of this ADW Deposit Agreement, is located at 111 Wall Street, New York, New York 10043, U.S.A.

      Section 1.40 "Receipt Date" shall have the meaning given to such term in
Section 4.10 hereof.

      Section 1.41 "Registrar" shall mean the Depositary or any bank or trust company having an office in the Borough of Manhattan, The City of New York, which shall be appointed by the Depositary to register issuances, transfers and cancellations of ADWs as herein provided, and shall include any co-registrar appointed by the Depositary for such purposes. Registrars (other than the Depositary) may be removed and substitutes appointed by the Depositary. Each Registrar (other than the Depositary) appointed pursuant to this ADW Deposit Agreement shall be required to give notice in writing to the Depositary accepting such appointment and agreeing to be bound by the applicable terms of this ADW Deposit Agreement.

      Section 1.42 "Restricted ADWR(s)", "Restricted ADW(s)" and "Restricted Warrants" shall have the respective meanings set forth in Section 2.3 hereto.

      Section 1.43 "Restricted Securities" shall mean Warrants, Deposited Securities or ADWs which (i) have been acquired directly or indirectly from the Company or any of its Affiliates in a transaction or chain of transactions not involving any public offering and are subject to resale limitations under the Securities Act (as hereinafter defined) or the rules issued thereunder, or (ii) are held by an officer or director (or persons performing similar functions) or other Affiliate of the Company, or (iii) are subject to other restrictions on sale or deposit under the laws of the United States, The Republic of France, or under a shareholder agreement or the Articles of Association (as hereinafter defined) of the Company, the Warrants Terms and Conditions or under the regulations of an applicable securities exchange unless, in each case, such Warrants, Deposited Securities or ADWs are being transferred or sold to persons other than an Affiliate of the Company in a transaction (a) covered by an effective resale registration statement, or (b) exempt from the registration requirements of the Securities Act, and the Warrants, Deposited Securities or ADWs are not, when held by such person(s), Restricted Securities.

      Section 1.44 "Securities Act" shall mean the United States Securities Act of 1933, as amended from time to time.

      Section 1.45 "Share(s)" shall mean the Company's ordinary shares, nominal value (euro)8.50 per share, validly issued and outstanding and fully paid and non-assessable. Shares shall be either (i) in bearer form (titres au porteur - i.e., shares registered in a share account maintained by an accredited financial intermediary on behalf of such holder, including the Custodian) or (ii) if the Holder of an ADS so requests the Depositary in writing, in a registered form (titres nominatifs - i.e., shares registered in the Company's share register maintained by the Custodian as correspondant-teneur de comptes on behalf of the Company) and shall include evidence of the right to receive Shares; provided that in no event shall Shares include evidence of the right to receive Shares with respect to which the full purchase price has not been paid or Shares as to which preemptive rights have theretofore not been validly waived or exercised; provided further, however, that, if there shall occur any change in nominal value, split-up, consolidation, reclassification, exchange, conversion or any other event described in Section 4.11 of the ADS Deposit Agreement in respect of the Shares of the Company, the term "Shares" shall thereafter, to the maximum extent permitted by law, represent the successor securities resulting from such event.

      Section 1.46 "Uncertificated ADW(s)" shall have the meaning given to such term in Section 2.12 hereof.

      Section 1.47 "United States" and "U.S." shall have the meaning assigned to it in Regulation S as promulgated by the Commission under the Securities Act.

      Section 1.48 "Voters" shall have the meaning given to such term in Section
4.11 hereof.

      Section 1.49 "Voting Instruction Card" shall have the meaning given to such term in Section 4.11 hereof.

      Section 1.50 "Warrant Agent" shall mean Societe Generale or another financial institution organized under the laws of The Republic of France, which carries out the duties of warrant agent in France or any successor as warrant agent appointed by the Company in France in respect of the Warrants.

      Section 1.51 "Warrant Exercise Price" shall mean the exercise price in Euros, as in effect from time to time, for each Share purchased upon the exercise of Warrants. As of the date hereof, the Warrant Exercise Price is
(euro)20 per Share purchased upon the exercise of the requisite number of Warrants.

      Section 1.52 "Warrant Expiration Date" shall mean the date and time upon which the Warrants expire upon the terms of the Warrant Terms and Conditions. As of the date hereof, the Warrants will expire at the close of business in Paris on the date that is 42 months after the date of issuance such Warrants.

      Section 1.53 "Warrant Nominee" shall mean such nominee or nominees of the Depositary as it shall appoint from time to time to act on its behalf in connection with the performance of its duties and obligations under this ADW Deposit Agreement. The Warrant Nominee may be the Custodian or another French entity entitled to act as nominee under relevant French laws and regulations. The Warrant Nominee shall perform in whatever capacity and to whatever extent under this ADW Deposit Agreement as the Depositary designates in its appointment of such Warrant Nominee. Such appointment may be evidenced by written agreement, letter, telex or facsimile transmission or orally with subsequent confirming agreement, letter, telegram, telex or facsimile transmission.

      Section 1.54 "Warrant Registrar" shall mean Societe Generale or any other institution organized under the laws of The Republic of France appointed by the Company to carry out the duties of registrar for the Warrants, and any successor thereto.

      Section 1.55 "Warrant Terms and Conditions" shall mean the Terms and Conditions of the Warrants set forth in the notice published by the Company in the Bulletin des Annonces Legales Obligatoires ("BALO"), as such Warrant Terms and Conditions may be amended or supplemented or supplemented from time to time by the Company in accordance with terms thereof. An English translation of the Warrant Terms and Conditions is available at the Principal Office of the Depositary.

      Section 1.56 "Warrants" shall mean the freely transferable Warrants issued by the Company enabling the holder thereof to purchase Shares of the Company upon the terms and conditions described in the Warrant Terms and Conditions. The Warrants will expire on the Warrant Expiration Date. As of the date hereof, three (3) Warrants shall entitle the holder thereof to purchase two (2) Shares (subject to (i) adjustment upon the occurrence of certain events, and (ii) the right of the Company to suspend the right to exercise the Warrants, in each case upon the terms described in the Warrant Terms and Conditions) at the Warrant Exercise Price.

                                   ARTICLE II.

APPOINTMENT OF DEPOSITARY; FORM OF RECEIPTS; DEPOSIT OF WARRANTS; EXECUTION AND
                    DELIVERY, TRANSFER AND SURRENDER OF ADWs

      Section 2.1 Appointment of Depositary. The Company hereby appoints the Depositary as depositary for the Deposited Securities and hereby authorizes and directs the Depositary to act in accordance with the terms and conditions set forth in this ADW Deposit Agreement and the representative ADWR(s), if and as applicable. Each Holder and each Beneficial Owner, upon acceptance of any ADWs (or any interest therein) issued in accordance with the terms and conditions of this ADW Deposit Agreement shall be deemed for all purposes to (a) be a party to and bound by the terms of this ADW Deposit Agreement and the representative ADWR(s), if and as applicable, and (b) appoint the Depositary its attorney-in-fact, with full power to delegate, to act on its behalf and to take any and all actions contemplated in this ADW Deposit Agreement and the representative ADWR(s), if and as applicable, to adopt any and all procedures necessary to comply with applicable law and to take such action as the Depositary in its sole discretion may deem necessary or appropriate to carry out the purposes of this ADW Deposit Agreement and the representative ADWR(s), if and as applicable, the taking of such actions to be the conclusive determinant of the necessity and appropriateness thereof.

      Section 2.2 Form and Transferability of ADWs.

                  (a) Form. Certificated ADWs shall be evidenced by definitive
            ADWRs which shall be engraved, printed, lithographed or produced in such other manner as may be agreed upon by the Company and the Depositary. ADWRs may be issued under this ADW Deposit Agreement in denominations of any whole number of ADWs. The ADWRs shall be substantially in the form set forth in Exhibit A to this ADW Deposit Agreement, with any appropriate insertions, modifications and omissions, in each case as otherwise contemplated in this ADW Deposit Agreement or required by law. ADWRs shall be (i) dated, (ii) signed by the manual or facsimile signature of a duly authorized signatory of the Depositary, (iii) countersigned by the manual or facsimile signature of a duly authorized signatory of the Registrar, and (iv) registered in the books maintained by the Registrar for the registration of issuances and transfers of ADWRs. No ADWR and no Certificated ADW evidenced thereby shall be entitled to any benefits under this ADW Deposit Agreement or be valid or enforceable for any purpose against the Depositary or the Company, unless such ADWR shall have been so dated, signed, countersigned and registered. ADWRs bearing the facsimile signature of a duly-authorized signatory of the Depositary or the Registrar, who at the time of signature was a duly-authorized signatory of the Depositary or the Registrar, as the case may be, shall bind the Depositary, notwithstanding the fact that such signatory has ceased to be so authorized prior to the delivery of such ADWR by the Depositary. The ADWRs shall bear a CUSIP number that is different from any CUSIP number that was, is or may be assigned to any depositary receipts previously or subsequently issued pursuant to any other arrangement between the Depositary (or any other depositary) and the Company and which are not ADWRs issued hereunder.

                  (b) Legends. The ADWRs may be endorsed with, or have
            incorporated in the text thereof, such legends or recitals not inconsistent with the provisions of this ADW Deposit Agreement as
            (i) may be necessary to enable the Depositary and the Company to perform their respective obligations hereunder, (ii) may be required to comply with any applicable laws or regulations, or with the rules and regulations of any securities exchange or market upon which ADWs may be traded, listed or quoted, or to conform with any usage with respect thereto, (iii) may be necessary to indicate any special limitations or restrictions to which any particular ADWRs or ADWs are subject by reason of the date of issuance of the Deposited Securities or otherwise, or (iv) may be required by any book-entry system in which the ADWs are held. Holders and Beneficial Owners shall be deemed, for all purposes, to have notice of, and to be bound by, the terms and conditions of the legends set forth, in the case of Holders, on the ADWR registered in the name of the applicable Holders or, in the case of Beneficial Owners, on the ADWR representing the ADWs owned by such Beneficial Owners.

                  (c) Title. Subject to the limitations contained herein and in the ADWR, title to an ADWR (and to each Certificated ADW evidenced thereby) shall be transferable upon the same terms as a certificated security under the laws of the State of New York, provided that such ADWR has been properly endorsed or is accompanied by proper instruments of transfer. Notwithstanding any notice to the contrary, the Depositary and the Company may deem and treat the Holder of an ADW (that is, the person in whose name an ADW is registered on the books of the Depositary) as the absolute owner thereof for all purposes. Neither the Depositary nor the Company shall have any obligation nor be subject to any liability under this ADW Deposit Agreement or any ADWR to any holder of an ADW or any Beneficial Owner unless, in the case of a holder of an ADW, such holder is the Holder registered on the books of the Depositary or, in the case of a Beneficial Owner, such Beneficial Owner, or the Beneficial Owner's representative, is the Holder registered on the books of the Depositary.

                  (d) Book-Entry Systems. The Depositary shall make arrangements for the acceptance of the ADWs into DTC. A single ADWR in the form of a "Balance Certificate" will evidence all ADWs held through DTC and will be registered in the name of the nominee for DTC (currently "Cede & Co.") and will provide that it represents the aggregate number of ADWs from time to time indicated in the records of the Depositary as being issued hereunder and that the aggregate number of ADWs represented thereby may from time to time be increased or decreased by making adjustments on such records of the Depositary and of DTC or its nominee as hereinafter provided. As such, the nominee for DTC will be the only "Holder" of the ADWR evidencing all ADWs held through DTC. Citibank, N.A. (or such other entity as is appointed by DTC or its nominee) may hold the "Balance Certificate" as custodian for DTC. Each Beneficial Owner of ADWs held through DTC must rely upon the procedures of DTC and the DTC Participants to exercise or be entitled to any rights attributable to such ADWs. The DTC Participants shall for all purposes be deemed to have all requisite power and authority to act on behalf of the Beneficial Owners of the ADWs held in the DTC Participants' respective accounts in DTC and the Depositary shall for all purposes be authorized to rely upon any instructions and information given to it by DTC Participants on behalf of Beneficial Owners of ADWs. So long as ADWs are held through DTC or unless otherwise required by law, ownership of beneficial interests in the ADWR registered in the name of the nominee for DTC will be shown on, and transfers of such ownership will be effected only through, records maintained by (i) DTC or its nominee (with respect to the interests of DTC Participants), or (ii) DTC Participants or their nominees (with respect to the interests of clients of DTC Participants).

      Section 2.3 Deposit with Custodian. Subject to the terms and conditions of this ADW Deposit Agreement and applicable law, Warrants or evidence of rights to receive Warrants (other than Restricted Securities) may be deposited by any person (including the Depositary in its individual capacity but subject, however, in the case of the Company or any Affiliate of the Company, to Section
5.7 hereof) at any time, whether or not the transfer books of the Company or the Warrant Registrar, if any, are closed, by Delivery of the Warrants to the Custodian. Every deposit of Warrants shall be accompanied by the following: (A)
(i) in the case of Warrants represented by certificates in bearer form, the requisite coupons and talons pertaining thereto, and (iii) in the case of Warrants delivered by book-entry transfer, confirmation of such book-entry transfer to the Custodian or that irrevocable instructions have been given to cause such Warrants to be so transferred, (B) such certifications and payments (including, without limitation, the Depositary's fees and related charges) and evidence of such payments (including, without limitation, stamping or otherwise marking such Warrants by way of receipt) as may be required by the Depositary or the Custodian in accordance with the provisions of this ADW Deposit Agreement and applicable law, (C) if the Depositary so requires, a written order directing the Depositary to issue and deliver to, or upon the written order of, the person(s) stated in such order the number of ADWs representing the Warrants so deposited, (D) evidence satisfactory to the Depositary (which may be an opinion of counsel) that all necessary approvals have been granted by, or there has been compliance with the rules and regulations of, any applicable governmental agency in The Republic of France, and (E) if the Depositary so requires, an agreement, assignment or instrument satisfactory to the Depositary or the Custodian which provides for the prompt transfer by any person in whose name the Warrants are or have been recorded to the Custodian of any distribution, or right to subscribe for additional Warrants or to receive other property in respect of any such deposited Warrants or, in lieu thereof, such indemnity or other agreement as shall be satisfactory to the Depositary or the Custodian.

      Without limiting any other provision of this ADW Deposit Agreement, the Depositary shall instruct the Custodian not to, and the Depositary shall not knowingly, accept for deposit (a) any Restricted Securities except as contemplated in Section 2.13 nor (b) any fractional Warrants or fractional Deposited Securities nor (c) a number of Warrants or Deposited Securities which upon application of the ADW to Warrants ratio would give rise to fractional ADWs. No Warrant shall be accepted for deposit unless accompanied by evidence, if any is required by the Depositary, that is reasonably satisfactory to the Depositary or the Custodian that all conditions to such deposit have been satisfied by the person depositing such Warrants under the laws and regulations of The Republic of France and any necessary approval has been granted by any applicable governmental body in The Republic of France, if any. The Depositary may issue ADWs against evidence of rights to receive Warrants from the Company, any agent of the Company or any custodian, registrar, transfer agent, clearing agency or other entity involved in ownership or transaction records in respect of the Warrants. Such evidence of rights shall consist of written blanket or specific guarantees of ownership of Warrants furnished by the Company or any such custodian, registrar, transfer agent, clearing agency or other entity involved in ownership or transaction records in respect of the Warrants.

      Section 2.4 Registration and Safekeeping of Deposited Securities. The Depositary shall instruct the Custodian upon each Delivery of certificates representing Warrants being deposited hereunder with the Custodian (or other Deposited Securities pursuant to Article IV hereof), together with the other documents above specified, to safekeep certificate(s), together with the appropriate instrument(s) of transfer or endorsement (if any), duly stamped, in the name of the Depositary, the Custodian or a nominee of either. Deposited Securities (whether in bearer or book-entry form) shall be held by the Depositary or by a Custodian for the account and to the order of the Depositary or the Warrant Nominee in each case on behalf of the Holders and Beneficial Owners, at such place or places as the Depositary or the Custodian shall determine.

      Without limitation of the foregoing, the Depositary shall not knowingly accept for deposit under this ADW Deposit Agreement any Warrants or other Deposited Securities required to be registered under the provisions of the Securities Act, unless a registration statement is in effect as to such Warrants or other Deposited Securities, or any Warrants or other Deposited Securities the deposit of which would violate any provisions of the Articles of Association of the Company or the Warrant Terms and Conditions.

      Section 2.5 Issuance of ADWs. The Depositary has made arrangements with the Custodian to confirm to the Depositary (i) that a deposit of Warrants has been made pursuant to Section 2.3 hereof, (ii) that such Deposited Securities are being held on behalf of the Depositary or, if deposit is made by book-entry transfer, confirmation of transfer in the books of Euroclear France to the Custodian, (iii) that all required documents have been received, and (iv) the person(s) to whom or upon whose order ADWs are deliverable in respect thereof and the number of ADWs to be so delivered. Such notification may be made by letter, cable, telex, SWIFT message or, at the risk and expense of the person making the deposit, by facsimile or other means of electronic transmission. Upon receiving such notice from the Custodian, the Depositary, subject to the terms and conditions of this ADW Deposit Agreement and applicable law, shall issue the ADWs representing the Warrants so deposited to or upon the order of the person(s) named in the notice delivered to the Depositary and, if the ADWs are being issued as Certificated ADWs, shall execute and deliver at its Principal Office Receipt(s) registered in the name(s) requested by such person(s) and evidencing the aggregate number of ADWs to which such person(s) are entitled, but in each case, only upon payment to the Depositary of the charges of the Depositary for accepting a deposit, issuing ADWs and executing and delivering such ADWR(s) (as set forth in Section 5.9 hereof and Exhibit C hereto) and all taxes and governmental charges and fees payable in connection with such deposit and the transfer of the Warrants and the issuance of the ADWR(s). The Depositary shall only issue ADWs in whole numbers and deliver ADWR(s) evidencing whole numbers of ADWs. Nothing herein shall prohibit any Pre-Release Transaction upon the terms set forth in this ADW Deposit Agreement.

      Section 2.6 Transfer, Combination and Split-up of ADWRs.

                  (a) Transfer. The Registrar shall register the transfer of
            ADWRs (and of the ADWs represented thereby) on the books maintained for such purpose and the Depositary shall (x) cancel such ADWRs and execute new ADWRs evidencing the same aggregate number of ADWs as those evidenced by the ADWRs canceled by the Depositary, (y) cause the Registrar to countersign such new ADWRs and (z) Deliver such new ADWRs to or upon the order of the person entitled thereto, if each of the following conditions has been satisfied: (i) the ADWRs have been duly Delivered by the Holder (or by a duly authorized attorney of the Holder) to the Depositary at its Principal Office for the purpose of effecting a transfer thereof, (ii) the surrendered ADWRs have been properly endorsed or are accompanied by proper instruments of transfer (including signature guarantees in accordance with standard securities industry practice), (iii) the surrendered ADWRs have been duly stamped (if required by the laws of the State of New York or of the United States), and (iv) all applicable fees and charges of, and expenses incurred by, the Depositary and all applicable taxes and governmental charges (as are set forth in Section 5.9 hereof and Exhibit C hereto) have been paid, subject, however, in each case, to the terms and conditions of the applicable ADWRs, of this ADW Deposit Agreement, of the Company's Articles of Association and of applicable law and to any provisions of or governing the Deposited Securities, in each case as in effect at the time thereof.

                  (b) Combination & Split Up. The Registrar shall register the split-up or combination of ADWRs (and of the ADWs represented thereby) on the books maintained for such purpose and the Depositary shall (x) cancel such ADWRs and execute new ADWRs for the number of ADWs requested, but in the aggregate not exceeding the number of ADWs evidenced by the ADWRs cancelled by the Depositary, (y) cause the Registrar to countersign such new ADWRs and (z) Deliver such new ADWRs to or upon the order of the Holder thereof, if each of the following conditions has been satisfied: (i) the ADWRs have been duly Delivered by the Holder (or by a duly authorized attorney of the Holder) to the Depositary at its Principal Office for the purpose of effecting a split-up or combination thereof, and (ii) all applicable fees and charges of, and expenses incurred by, the Depositary and all applicable taxes and governmental charges (as are set forth in Section 5.9 hereof and Exhibit C hereto) have been paid, subject, however, in each case, to the terms and conditions of the applicable ADWRs, of this ADW Deposit Agreement, of the Company's Articles of Association and of applicable law and to any provisions of or governing the Deposited Securities, in each case as in effect at the time thereof.

                  (c) Co-Transfer Agents. The Depositary may appoint one or more co-transfer agents for the purpose of effecting transfers, combinations and split-ups of ADWRs at designated transfer offices on behalf of the Depositary. In carrying out its functions, a co-transfer agent may require evidence of authority and compliance with applicable laws and other requirements by Holders or persons entitled to such ADWRs and will be entitled to protection and indemnity to the same extent as the Depositary. Such co-transfer agents may be removed and substitutes appointed by the Depositary. Each co-transfer agent appointed under this Section 2.6 (other than the Depositary) shall give notice in writing to the Depositary accepting such appointment and agreeing to be bound by the applicable terms of this ADW Deposit Agreement.

      Section 2.7 Surrender of ADWs and Withdrawal of Deposited Securities. The Holder of ADWs shall be entitled to Delivery (at the Custodian's designated office) of the Deposited Securities at the time represented by the ADWs upon satisfaction of each of the following conditions: (i) the Holder (or a duly-authorized attorney of the Holder) has duly Delivered ADWs to the Depositary at its Principal Office (and, if applicable, the ADWRs evidencing such ADWs) for the purpose of withdrawal of the Deposited Securities represented thereby, (ii) if applicable and so required by the Depositary, the ADWRs Delivered to the Depositary for such purpose have been properly endorsed in blank or are accompanied by proper instruments of transfer in blank (including signature guarantees in accordance with standard securities industry practice),
(iii) if so required by the Depositary, the Holder of the ADWs has executed and delivered to the Depositary a written order directing the Depositary to cause the Deposited Securities being withdrawn to be Delivered to or upon the written order of the person(s) designated in such order, and (iv) all applicable fees and charges of, and expenses incurred by, the Depositary and all applicable taxes and governmental charges (as are set forth in Section 5.9 hereof and Exhibit C hereof) have been paid, subject, however, in each case, to the terms and conditions of the surrendered ADWs, of this ADW Deposit Agreement, of the Company's Articles of Association and of any applicable laws and the rules of Euroclear France, and to any provisions of or governing the Deposited Securities, in each case as in effect at the time thereof.

      Upon satisfaction of each of the conditions specified above, the Depositary (i) shall cancel the ADWs Delivered to it (and, if applicable, the ADWRs evidencing the ADWs so Delivered), (ii) shall direct the Registrar to record the cancellation of the ADWs so Delivered on the books maintained for such purpose, and (iii) shall direct the Custodian to Deliver (without unreasonable delay) the Deposited Securities represented by the ADWs so canceled together with any certificate or other document of title for the Deposited Securities, or evidence of the electronic transfer thereof (if available), as the case may be, to or upon the written order of the person(s) designated in the order delivered to the Depositary for such purpose, subject however, in each case, to the terms and conditions of this ADW Deposit Agreement, of the ADWs so cancelled, of the Articles of Association of the Company, of any applicable laws and of the rules of Euroclear France, and to the terms and conditions of or governing the Deposited Securities, in each case as in effect at the time thereof.

      The Depositary shall not accept for surrender ADWs representing less than one Warrant. In the case of the Delivery to it of ADWs representing a number other than a whole number of Warrants, the Depositary shall cause ownership of the appropriate whole number of Warrants to be Delivered in accordance with the terms hereof, and shall, at the discretion of the Depositary, either (i) return to the person surrendering such ADWs the number of ADWs representing any remaining fractional Warrant, or (ii) sell or cause to be sold the fractional Warrant represented by the ADWs so surrendered and remit the proceeds of such sale (net of (a) applicable fees and charges of, and expenses incurred by, the Depositary and (b) taxes withheld) to the person surrendering the ADWs.

      Notwithstanding anything else contained in any ADWR or this ADW Deposit Agreement, the Depositary may make delivery at the Principal Office of the Depositary of (i) any cash distributions, or (ii) any proceeds from the sale of any distributions of Warrants or rights, which are at the time held by the Depositary in respect of the Deposited Securities represented by the ADWs surrendered for cancellation and withdrawal. At the request, risk and expense of any Holder so surrendering ADWs, and for the account of such Holder, the Depositary shall direct the Custodian to forward (to the extent permitted by law) any cash or other property (other than securities) held by the Custodian in respect of the Deposited Securities represented by such ADWs to the Depositary for delivery at the Principal Office of the Depositary. Such direction shall be given by letter or, at the request, risk and expense of such Holder, by cable, telex or facsimile transmission.

      Section 2.8 Limitations on Execution and Delivery, Transfer, etc. of ADWRs; Suspension of Delivery, Transfer, etc.

                  (a) Additional Requirements. As a condition precedent to the execution and delivery, registration of issuance, transfer, split-up, combination or surrender, of any ADW, the delivery of any distribution thereon, or the withdrawal of any Deposited Securities, the Depositary or the Custodian may require (i) payment from the depositor of Warrants or presenter of ADWs or of an ADWR of a sum sufficient to reimburse it for any tax or other governmental charge and any stock transfer or registration fee with respect thereto (including any such tax or charge and fee with respect to Warrants being deposited or withdrawn) and payment of any applicable fees and charges of the Depositary as provided in Section 5.9 hereof and Exhibit C hereof, (ii) the production of proof satisfactory to it as to the identity and genuineness of any signature or any other matter contemplated by Section 3.1 hereof, and (iii) compliance with (A) any laws or governmental regulations relating to the execution and delivery of ADWRs or ADWs or to the withdrawal of Deposited Securities and (B) such reasonable regulations as the Depositary and the Company may establish consistent with the provisions of the applicable ADWR, this ADW Deposit Agreement, the Warrant Terms and Conditions and applicable law.

                  (b) Additional Limitations. The issuance of ADWs against
            deposits of Warrants generally or against deposits of particular Warrants may be suspended, or the deposit of particular Warrants may be refused, or the registration of transfer of ADWs in particular instances may be refused, or the registration of transfers of ADWs generally may be suspended, during any period when the transfer books of the Company, the Depositary, a Registrar or the Warrant Registrar are closed or if any such action is deemed necessary or advisable by the Depositary or the Company, in good faith, at any time or from time to time because of any requirement of law, any government or governmental body or commission or any securities exchange on which the ADWs or Warrants are listed, or under any provision of this ADW Deposit Agreement or the representative ADWR(s), if applicable, or under any provision of, or governing, the Deposited Securities, or because of a meeting of shareholders or warrantholders of the Company or for any other reason, subject, in all cases, to Section 7.8 hereof.

                  (c) Regulatory Restrictions. Notwithstanding any provision of this ADW Deposit Agreement or any ADWR(s) to the contrary, Holders are entitled to surrender outstanding ADWs to withdraw the Deposited Securities at any time subject only to (i) temporary delays caused by closing the transfer books of the Depositary or the Company or the deposit of Warrants in connection with voting at a shareholders' meeting or the payment of distributions, (ii) the payment of fees, taxes and similar charges, (iii) compliance with any U.S. or foreign laws or governmental regulations relating to the ADWRs or to the withdrawal of the Deposited Securities, and (iv) other circumstances specifically contemplated by Instruction I.A.(l) of the General Instructions to Form F-6 (as such General Instructions may be amended from time to time).

      Section 2.9 Lost ADWRs, etc. In case any ADWR shall be mutilated, destroyed, lost, or stolen, the Depositary shall execute and deliver a new ADWR of like tenor at the expense of the Holder (a) in the case of a mutilated ADWR, in exchange of and substitution for such mutilated ADWR upon cancellation thereof, or (b) in the case of a destroyed, lost or stolen ADWR, in lieu of and in substitution for such destroyed, lost, or stolen ADWR, after the Holder thereof (i) has submitted to the Depositary a written request for such exchange and substitution before the Depositary has notice that the ADWR has been acquired by a bona fide purchaser, (ii) has provided such security or indemnity (including an indemnity bond) as may be required by the Depositary to save it and any of its agents harmless, and (iii) has satisfied any other reasonable requirements imposed by the Depositary, including, without limitation, evidence satisfactory to the Depositary of such destruction, loss or theft of such ADWR, the authenticity thereof and the Holder's ownership thereof.

      Section 2.10 Cancellation and Destruction of Surrendered ADWRs; Maintenance of Records. All ADWRs surrendered to the Depositary shall be canceled by the Depositary. Canceled ADWRs shall not be entitled to any benefits under this ADW Deposit Agreement or be valid or enforceable against the Depositary for any purpose. The Depositary is authorized to destroy ADWRs so canceled, provided the Depositary maintains a record of all destroyed ADWRs. Any ADWs held in book-entry form (i.e., through accounts at DTC) shall be deemed canceled when the Depositary causes the number of ADWs evidenced by the Balance Certificate to be reduced by the number of ADWs surrendered (without the need to physically destroy the Balance Certificate).

      Section 2.11 Partial Entitlement ADWs. In the event any Warrants are deposited which entitle the holders thereof to receive a per-warrant distribution or other entitlement in an amount different from the Warrants then on deposit (the Warrants then on deposit collectively, "Full Entitlement Warrants" and the Warrants with different entitlement, "Partial Entitlement Warrants"), the Depositary shall (i) cause the Custodian to hold Partial Entitlement Warrants separate and distinct from Full Entitlement Warrants, and
(ii) subject to the terms of this ADW Deposit Agreement, issue ADWs and deliver ADWRs, if applicable, representing Partial Entitlement Warrants which are separate and distinct from the ADWs and ADWRs representing Full Entitlement Warrants, by means of separate CUSIP numbering and legending (if necessary) ("Partial Entitlement ADWs/ADWRs" and "Full Entitlement ADWs/ADWRs", respectively). If and when Partial Entitlement Warrants become Full Entitlement Warrants, the Depositary shall (a) give notice thereof to Holders of Partial Entitlement ADWs and give Holders of Partial Entitlement ADWRs the opportunity to exchange such Partial Entitlement ADWRs for Full Entitlement ADWRs, (b) cause the Custodian to transfer the Partial Entitlement Warrants into the account of the Full Entitlement Warrants, and (c) take such actions as are necessary to remove the distinctions between (i) the Partial Entitlement ADWRs and ADWs, on the one hand, and (ii) the Full Entitlement ADWRs and ADWs on the other. Holders and Beneficial Owners of Partial Entitlement ADWs shall only be entitled to the entitlements of Partial Entitlement Warrants. Holders and Beneficial Owners of Full Entitlement ADWs shall be entitled only to the entitlements of Full Entitlement Warrants. All provisions and conditions of this ADW Deposit Agreement shall apply to Partial Entitlement ADWRs and ADWs to the same extent as Full Entitlement ADWRs and ADWs, except as contemplated by this Section 2.11. The Depositary is authorized to take any and all other actions as may be necessary (including, without limitation, making the necessary notations on ADWRs) to give effect to the terms of this Section 2.11. The Company agrees to give timely written notice to the Depositary if any Warrants issued or to be issued are Partial Entitlement Warrants and shall assist the Depositary with the establishment of procedures enabling the identification of Partial Entitlement Warrants upon Delivery to the Custodian.

      Section 2.12 Certificated/Uncertificated ADWs. Notwithstanding any other provision of this ADW Deposit Agreement, the Depositary may, at any time and from time to time, issue ADWs that are not evidenced by ADWRs (such ADWs, the "Uncertificated ADW(s)" and the ADW(s) evidenced by ADWR(s), the "Certificated ADW(s)"). When issuing and maintaining Uncertificated ADW(s) under this ADW Deposit Agreement, the Depositary shall at all times be subject to (i) the standards applicable to registrars and transfer agents maintaining direct registration systems for equity securities in New York and issuing uncertificated securities under New York law, and (ii) the terms of New York law applicable to uncertificated equity securities. Uncertificated ADWs shall not be represented by any instruments but shall be evidenced by registration in the books of the Depositary maintained for such purpose. Holders of Uncertificated ADWs that are not subject to any registered pledges, liens, restrictions or adverse claims of which the Depositary has notice at such time shall at all times have the right to exchange the Uncertificated ADW(s) for Certificated ADW(s) of the same type and class, subject in each case to applicable laws and any rules and regulations the Depositary may have established in respect of the Uncertificated ADWs. Holders of Certificated ADWs shall, if the Depositary maintains a direct registration system for the ADWs, have the right to exchange the Certificated ADWs for Uncertificated ADWs upon (i) the due surrender of the Certificated ADW(s) to the Depositary for such purpose and (ii) the presentation of a written request to that effect to the Depositary, subject in each case to
(a) all liens and restrictions noted on the ADWR evidencing the Certificated ADW(s) and all adverse claims of which the Depositary then has notice, (b) the terms of this ADW Deposit Agreement and the rules and regulations that the Depositary may establish for such purposes hereunder, (c) applicable law, and
(d) payment of the Depositary fees and expenses applicable to such exchange of Certificates ADW(s) for Uncertificated ADW(s). Uncertificated ADWs shall in all respects be identical to Certificated ADW(s) of the same type and class, except that (i) no ADWR(s) shall be, or shall need to be, issued to evidence Uncertificated ADW(s), (ii) Uncertificated ADW(s) shall, subject to the terms of this ADW Deposit Agreement, be transferable upon the same terms and conditions as uncertificated securities under New York law, (iii) the ownership of Uncertificated ADW(s) shall be recorded on the books of the Depositary maintained for such purpose and evidence of such ownership shall be reflected in periodic statements provided by the Depositary to the Holder(s) in accordance with applicable New York law, (iv) the Depositary may from time to time, upon notice to the Holders of Uncertificated ADWs affected thereby, establish rules and regulations, and amend or supplement existing rules and regulations, as may be deemed reasonably necessary to maintain Uncertificated ADW(s) on behalf of Holders, provided that (a) such rules and regulations do not conflict with the terms of this ADW Deposit Agreement and applicable law, and (b) the terms of such rules and regulations are readily available to Holders upon request, (v) the Uncertificated ADW(s) shall not be entitled to any benefits under this ADW Deposit Agreement or be valid or enforceable for any purpose against the Depositary or the Company unless such Uncertificated ADW(s) is/are registered on the books of the Depositary maintained for such purpose, (vi) the Depositary may, in connection with any deposit of Warrants resulting in the issuance of Uncertificated ADWs and with any transfer, pledge, release and cancellation of Uncertificated ADWs, require the prior receipt of such documentation as the Depositary may deem reasonably appropriate, and (vii) upon termination of this ADW Deposit Agreement, the Depositary shall not require Holders of Uncertificated ADWs to affirmatively instruct the Depositary before remitting proceeds from the sale of the Deposited Securities represented by such Holders' Uncertificated ADWs under the terms of Section 6.2 hereof. When issuing ADWs under the terms of this ADW Deposit Agreement, including, without limitation, issuances pursuant to Sections 2.5, 4.2, 4.3, 4.4, 4.5 and 4.12 hereof, the Depositary shall issue Uncertificated ADWs rather than Certificated ADWs, unless
(i) the Depositary determines that the distribution in Certificated ADWs is more appropriate than a distribution of Uncertificated ADWs in light of the circumstances then existing, or (ii) otherwise specifically instructed by the applicable Holder to issue Certificated ADWs. All provisions and conditions of this ADW Deposit Agreement shall apply to Uncertificated ADWs to the same extent as to Certificated ADWs, except as contemplated by this Section 2.12. The

Depositary is authorized and directed to take any and all actions and establish any and all procedures deemed reasonably necessary to give effect to the terms of this Section 2.12. Any references in this ADW Deposit Agreement or any ADWR(s) to the terms "American Depositary Warrant(s)" or "ADW(s)" shall, unless the context otherwise requires, include Certificated ADW(s) and Uncertificated ADW(s). Except as set forth in this Section 2.12 and except as required by applicable law, the Uncertificated ADWs shall be treated as ADWs issued and outstanding under the terms of this ADW Deposit Agreement. In the event that, in determining the rights and obligations of parties hereto with respect to any Uncertificated ADWs, any conflict arises between (a) the terms of this ADW Deposit Agreement (other than this Section 2.12) and (b) the terms of this
Section 2.12, the terms and conditions set forth in this Section 2.12 shall be controlling and shall govern the rights and obligations of the parties to this ADW Deposit Agreement pertaining to the Uncertificated ADWs.

      Section 2.13 Restricted ADWs. The Depositary shall, at the request and expense of the Company, establish procedures enabling the deposit hereunder of Warrants that are Restricted Securities in order to enable the holder of such Warrants to hold its ownership interests in such Restricted Warrants in the form of ADWs issued under the terms hereof (such Warrants, "Restricted Warrants"). Upon receipt of a written request from the Company to accept Restricted Warrants for deposit hereunder, the Depositary agrees to establish procedures permitting the deposit of such Restricted Warrants and the issuance of ADWs representing such deposited Restricted Warrants (such ADWs, the "Restricted ADWs," and the ADWRs evidencing such Restricted ADWs, the "Restricted ADWRs"). The Company shall assist the Depositary in the establishment of such procedures and agrees that it shall take all steps necessary and satisfactory to the Depositary to insure that the establishment of such procedures does not violate the provisions of the Securities Act or any other applicable laws. The depositors of such Restricted Warrants and the holders of the Restricted ADWs may be required prior to the deposit of such Restricted Warrants, the transfer of the Restricted ADWRs and the Restricted ADWs evidenced thereby or the withdrawal of the Restricted Warrants represented by Restricted ADWs to provide such written certifications or agreements as the Depositary or the Company may require. The Company shall provide to the Depositary in writing the legend(s) to be affixed to the Restricted ADWRs, which legends shall (i) be in a form reasonably satisfactory to the Depositary and (ii) contain the specific circumstances under which the Restricted ADWRs and the Restricted ADWs represented thereby may be transferred or the Restricted Warrants withdrawn. The Restricted ADWs issued upon the deposit of Restricted Warrants shall be separately identified on the books of the Depositary and the Restricted Warrants so deposited shall be held separate and distinct from the other Deposited Securities held hereunder. The Restricted Warrants and the Restricted ADWs shall not be eligible for Pre-Release Transactions. The Restricted ADWs shall not be eligible for inclusion in any book-entry settlement system, including, without limitation, DTC, and shall not in any way be fungible with the ADWs issued under the terms hereof that are not Restricted ADWs. The Restricted ADWRs and the Restricted ADWs evidenced thereby shall be transferable only by the Holder thereof upon delivery to the Depositary of (i) all documentation otherwise contemplated by this ADW Deposit Agreement and (ii) an opinion of counsel satisfactory to the Depositary setting forth, inter alia, the conditions upon which the Restricted ADWR presented is, and the Restricted ADWs evidenced thereby are, transferable by the Holder thereof under applicable securities laws and the transfer restrictions contained in the legend set forth on the Restricted ADWR presented for transfer. Except as set forth in this Section 2.13 and except as required by applicable law, the Restricted ADWRs and the Restricted ADWs evidenced thereby shall be treated as ADWRs and ADWs issued and outstanding under the terms of this ADW Deposit Agreement. In the event that, in determining the rights and obligations of parties hereto with respect to any Restricted ADWs, any conflict arises between (a) the terms of this ADW Deposit Agreement (other than this Section 2.13) and (b) the terms of
(i) this Section 2.13 or (ii) the applicable Restricted ADWR, the terms and conditions set forth in this Section 2.13 and of the Restricted ADWR shall be controlling and shall govern the rights and obligations of the parties to this ADW Deposit Agreement pertaining to the deposited Restricted Warrants, the Restricted ADWs and Restricted ADWRs.

      If the Restricted ADWRs, the Restricted ADWs and the Restricted Warrants are no longer Restricted Securities, the Depositary, upon receipt of (x) an opinion of counsel satisfactory to the Depositary setting forth, inter alia, that the Restricted ADWRs, the Restricted ADWs and the Restricted Warrants are not as of such time Restricted Securities, and (y) instructions from the Company to remove the restrictions applicable to the Restricted ADWRs, the Restricted ADWs and the Restricted Warrants, shall (i) eliminate the distinctions and separations between the applicable Restricted Warrants held on deposit under this Section 2.13 and the other Warrants held on deposit under the terms of this ADW Deposit Agreement that are not Restricted Warrants, (ii) treat the newly unrestricted ADWRs and ADWs on the same terms as, and fully fungible with, the other ADWRs and ADWs issued and outstanding under the terms of this ADW Deposit Agreement that are not Restricted ADWRs or Restricted ADWs, (iii) take all actions necessary to remove any distinctions, limitations and restrictions previously existing under this Section 2.13 between the applicable Restricted ADWRs and Restricted ADWs, respectively, on the one hand, and the other ADWRs and ADWs that are not Restricted ADWRs or Restricted ADWs, respectively, on the other hand, including, without limitation, by making the newly-unrestricted ADWs eligible for Pre-Release Transactions and for inclusion in the applicable book-entry settlement systems.

                                  ARTICLE III.

          CERTAIN OBLIGATIONS OF HOLDERS AND BENEFICIAL OWNERS OF ADWs

      Section 3.1 Proofs, Certificates and Other Information. Any person presenting Warrants for deposit, any Holder and any Beneficial Owner may be required, and every Holder and Beneficial Owner agrees, from time to time to provide to the Depositary and the Custodian such proof of citizenship or residence, taxpayer status, payment of all applicable taxes or other governmental charges, exchange control approval, legal or beneficial ownership of ADWs and Deposited Securities, compliance with applicable laws, the terms of this ADW Deposit Agreement or the ADWR(s) evidencing the ADWs, if applicable, and the provisions of, or governing, the Deposited Securities, to execute such certifications and to make such representations and warranties, and to provide such other information and documentation (or, in the case of Warrants in registered form presented for deposit, such information relating to the registration of Warrants on the books of the Company or of the Warrant Registrar) as the Depositary or the Custodian may deem necessary or proper or as the Company may reasonably require by written request to the Depositary consistent with its obligations under this ADW Deposit Agreement and the applicable ADWR(s), if applicable. The Depositary and the Registrar, as applicable, may withhold the execution or delivery or registration of transfer of any ADW, the exercise of ADWs, or the distribution or sale of any distribution of rights or of the proceeds thereof or, to the extent not limited by the terms of Section 7.8 hereof, the delivery of any Deposited Securities until such proof or other information is filed or such certifications are executed, or such representations are made, or such other documentation or information provided, in each case to the Depositary's, the Registrar's and the Company's satisfaction. The Depositary shall provide the Company, in a timely manner, with copies or originals if necessary and appropriate of (i) any such proofs of citizenship or residence, taxpayer status, or exchange control approval which it receives from Holders and Beneficial Owners, and (ii) any other information or documents which the Company may reasonably request and which the Depositary shall request and receive from any Holder or Beneficial Owner or any person presenting Warrants for deposit or ADWs for cancellation, transfer or withdrawal. Nothing herein shall obligate the Depositary to (i) obtain any information for the Company if not provided by the Holders or Beneficial Owners, or (ii) verify or vouch for the accuracy of the information so provided by the Holders or Beneficial Owners.

      Section 3.2 Liability for Taxes and Other Charges. Any French or other tax or other governmental charge payable by the Custodian or by the Depositary with respect to any ADWR, any Deposited Securities or ADWs shall be payable by the Holders and Beneficial Owners to the Depositary. The Company, the Custodian and/or the Depositary may withhold or deduct from any distributions made in respect of Deposited Securities and may sell for the account of a Holder and/or Beneficial Owner any or all of the Deposited Securities and apply such distributions and sale proceeds in payment of such taxes (including applicable interest and penalties) or charges, the Holder and the Beneficial Owner remaining liable for any deficiency. The Custodian may refuse the deposit of Warrants and the Depositary may refuse to issue ADWs, deliver ADWRs, exercise ADWs, register the transfer of ADWs, register the split-up or combination of ADWRs and (subject to Section 7.8 hereof) the withdrawal of Deposited Securities until payment in full of such tax, charge, penalty or interest is received. Every Holder and Beneficial Owner agrees to indemnify the Depositary, the Company, the Custodian, and any of their agents, officers, employees and Affiliates for, and to hold each of them harmless from, any claims with respect to taxes (including applicable interest and penalties thereon) arising from any tax benefit obtained for such Holder and/or Beneficial Owner.

      Section 3.3 Representations and Warranties on Deposit of Warrants. Each person depositing Warrants under this ADW Deposit Agreement shall be deemed thereby to represent and warrant that (i) such Warrants and the certificates therefor are duly authorized, validly issued, fully paid, non-assessable and legally obtained by such person, (ii) all preemptive (and similar) rights, if any, with respect to such Warrants have been validly waived or exercised, (iii) the person making such deposit is duly authorized so to do, (iv) the Warrants presented for deposit are free and clear of any lien, encumbrance, security interest, charge, mortgage or adverse claim, (v) the Warrants presented for deposit are not, and the ADWs issuable upon such deposit will not be, Restricted Securities (except as contemplated in Section 2.13 hereof), and (vi) the Warrants presented for deposit have not been stripped of any rights or entitlements. Such representations and warranties shall survive the deposit and withdrawal of Warrants, the issuance and cancellation of ADWs in respect thereof and the transfer of such ADWs. If any such representations or warranties are false in any way, the Company and the Depositary shall be authorized, at the cost and expense of the person depositing Warrants, to take any and all actions necessary to correct the consequences thereof.

      Section 3.4 Compliance with Information Requests. Notwithstanding any other provision of this ADW Deposit Agreement or any ADWR(s), each Holder and Beneficial Owner agrees to comply with requests from the Company pursuant to applicable law, the rules and requirements of The New York Stock Exchange, Inc., and any other stock exchange on which the Warrants or ADWs are, or will be, registered, traded or listed, or the Articles of Association of the Company, which are made to provide information, inter alia, as to the capacity in which such Holder or Beneficial Owner owns ADWs (and Warrants as the case may be) and regarding the identity of any other person(s) interested in such ADWs and the nature of such interest and various other matters, whether or not they are Holders and/or Beneficial Owners at the time of such request. The Depositary agrees to use its reasonable efforts to forward, upon the request of the Company and at the Company's expense, any such request from the Company to the Holders and to forward to the Company any such responses to such requests received by the Depositary.

      Section 3.5 [Intentionally Omitted].

      Section 3.6 Disclosure of Interests. Notwithstanding any other provision of this ADW Deposit Agreement, each Holder and Beneficial Owner agrees, and the Depositary agrees, to comply with the Company's Articles of Association, as they may be amended from time to time, and the laws of The Republic of France with respect to the disclosure requirements regarding ownership of Shares. In the case such disclosure of Shares is required of a Holder or Beneficial Owner, such Holder or Beneficial Owner must at the same time also disclose its ownership of any Warrants, as well as of ADW(s) as if they were the Warrants represented thereby. As of the date of this Agreement, such disclosure requirements regarding ownership of Shares are as follows:

      Pursuant to French law and the Company's Articles of Association, any person or entity that becomes the owner, directly or indirectly, alone or in concert with other persons, of more than one-twentieth, one-tenth, one-fifth, one-third, one-half or two-thirds of the share capital or voting rights (or securities or voting rights representing Shares (which includes ADSs), as discussed below in this Section 3.6, must so notify the Company by registered letter within five (5) trading days, and the Autorite des Marches Financiers within five (5) trading days, of the date such threshold has been crossed, of the number of Shares it holds or is entitled to hold and the voting rights attached thereto. A holder of Shares is also required to notify the Company and the Autorite des Marches Financiers if the percentage of share capital or voting rights owned by such holder falls below the levels described in the previous sentence. In addition, any person acquiring more than 10% or 20% of the outstanding share capital or voting rights of the Company must file a report within 10 trading days with the Company and the Autorite des Marches Financiers, which makes such report available to the public by means of a notice. This report must state whether the acquiror is acting alone or in concert with others and indicate its intention for the following 12-month period, including whether or not it intends to continue its purchases, to acquire the control of the Company or to seek nomination (for itself or for others) to the Company's board of directors. The acquiror must also publish a press release stating its intentions in a prescribed manner. The acquiror may modify its initial intentions in a new statement, provided that this is done on the basis of significant changes in its own situation or those of its shareholders. Upon any change in intention, it must file a new report. Under the regulations of the Autorite des Marches Financiers and subject to limited exemptions, any person, or persons acting in concert, who comes to own more than 33.3% of the share capital or voting rights of the Company must initiate a public tender offer for the remainder of the share capital of the Company. In order to permit holders of share capital or voting rights to give the notice required by law, the Company is obligated to file with the Bulletin des Annonces Legales Obligatoires ("BALO") and with the Autorite des Marches Financiers, within five (5) calendar days of the Company's annual ordinary general meeting, information with respect to the total number of votes available as of the date of such meeting. In addition, if the number of available votes changes by 5% or more, the Company is required to publish in the BALO, and to file with the Autorite des Marches Financiers within fifteen (15) calendar days of such change, a notification of the number of votes then available.

      In the event that a Holder or Beneficial Owner fails to comply with the requirements set forth in the preceding paragraph, such Holder or Beneficial Owner shall not be permitted, in accordance with, and subject to limitations provided under French law, to exercise voting rights with respect to any Shares or securities representing Shares or the right to receive Shares exceeding the above-referenced thresholds as to which any required disclosure (as set forth in the preceding paragraph) has not been made until the end of a two-year (2) period following the date on which such Holder or Beneficial Owner has complied with such disclosure requirement. In addition, a French court may, under certain circumstances, eliminate all or part of the voting rights of such Holder or Beneficial Owner for a period not to exceed five (5) years, and such Holder or Beneficial Owner may be subject to criminal penalties.

      In addition, the Company's Articles of Association, as in effect as of the date hereof, provides that any shareholder who directly or indirectly, acting alone or in concert with others, acquires ownership or control of Shares representing 0.5% or any multiple thereof of the Company's share capital and/or voting rights, or whose shareholding falls below any such limit, must inform the Company, within five (5) days of the crossing of the relevant threshold up to and including the time when such Holder's or Beneficial Owner's ownership equals 50% of the Company's share capital and/or voting rights, of the number of Shares then owned by such shareholder. Failure to comply with these notification requirements may result in the Shares in excess of the relevant threshold being deprived of voting rights for all shareholder meetings until the end of a two-year (2) period following the date on which the owner thereof has complied with such notification requirements. Notification must be made by registered letter with acknowledgment of receipt, stating whether or not the Shares are held on behalf of, under the control of, or in concert with, other legal or natural persons and indicating the date of acquisition or disposition of the Shares triggering such notification and the amount of Shares and voting rights then held by such person.

      In the event that a Holder or Beneficial Owner fails to comply with the requirements of the Company's Articles of Association set forth in the preceding paragraph, such Holder or Beneficial Owner, upon request of a holder or holders of 0.5% or more of the share capital of the Company, shall not be permitted, in accordance with, and subject to the limitations provided under French law, to exercise voting rights with respect to any Shares or as to which any required disclosure (as set forth in the preceding paragraph) has not been made. Such disqualification shall only apply to Shares in excess of the applicable threshold.

      Any person or entity that becomes the Holder or Beneficial Owner, directly or indirectly, or in concert with other shareholders of Shares or shares assimilated to Shares (which include ADSs), as discussed above in this Section 3.6, representing 2% or more of the share capital of the Company must provide the Company, within five (5) calendar days of reaching such ownership level, with a written notice requesting that all such Shares, as well as any Shares subsequently acquired in excess of that amount, be in registered form. Additionally, pursuant to Article 9 of the Articles of Association, Air France's board of directors may, under certain circumstances, lower such ownership level to 10,000 Shares or shares assimilated to Shares (which include ADSs) or extend these notification requirements to all shareholders. In order to facilitate compliance with these notification requirements, a Holder of ADSs may deliver to the Depositary its request that a number of Shares represented by such Holder's or Beneficial Owner's ADSs be denominated in registered form. Upon receiving such request, as soon as practicable thereafter, the Depositary shall request the Custodian to denominate such Shares in registered form and to thereafter promptly notify the Depositary and the Company that such change has been effectuated at such Holder's or Beneficial Owner's request.

      In addition, a non-resident of France, a non-French company or any group of non-French residents or non-French companies acting in concert or any foreign controlled resident must file a declaration administrative, or administrative notice, with French authorities if its actions would result in (i) its acquisition of more than 33.33% of the share capital or voting rights of the Company, or (ii) an increase in ownership above 33.33% of the share capital or of the voting rights of the Company, unless such non-French resident, group of non-French residents or non-French company or group of non-French companies already controls more than half of the share capital of the Company or voting rights prior to such acquisition or increase. Under such existing administrative rulings, ownership of a French company in which 33.33% or more of the share capital or voting rights are held by a foreign national gives rise to an obligation to file a declaration administrative with the French authorities.

      Notwithstanding anything contained herein to the contrary, the above provisions relating to Shares or voting rights held by a person or an entity also apply to (i) Shares or voting rights held by another person or entity on behalf of such person or entity, (ii) Shares or voting rights held by any company which is directly or indirectly controlled by such person or entity,
(iii) Shares or voting rights held by a third party acting in concert with such person or entity, (iv) Shares or voting rights that such person or entity, or any person or entity referred to in (i), (ii) or (iii) above, is entitled to acquire at its sole option by virtue of an agreement, or (v) the right to acquire Shares or ADSs pursuant to the exercise of Warrants or ADWs, respectively, as if such right had been previously exercised in full.

      In order to facilitate compliance with notification requirements, a Holder or Beneficial Owner may deliver any notification to the ADS Depositary with respect to Shares represented by ADSs (and to the Depositary with respect to the Shares and ADSs which may be acquired upon exercise of Warrants or ADWs), and the Depositary shall, as soon as practicable, forward such notification to the Company.

                                   ARTICLE IV.

                            THE DEPOSITED SECURITIES

      Section 4.1 Cash Distributions. Whenever the Depositary receives confirmation from the Custodian of the receipt of any cash distribution on any Deposited Securities, or receives proceeds from the sale of any Deposited Securities or any other entitlements held in respect of Deposited Securities under the terms hereof, the Depositary will, subject to French laws and regulations, (i) if at the time of receipt thereof any amounts received in a Foreign Currency can in the judgment of the Depositary (pursuant to Section 4.9 hereof) be converted on a practicable basis into Dollars transferable to the United States, promptly convert or cause to be converted such cash distribution or proceeds into Dollars (on the terms described in Section 4.9 hereof), (ii) if applicable, establish the ADW Record Date upon the terms described in Section
4.10 hereof, and (iii) distribute promptly the amount thus received (net of (a) the applicable fees and charges of, and expenses incurred by, the Depositary and
(b) taxes withheld) to the Holders entitled thereto as of the ADW Record Date in proportion to the number of ADWs held as of the ADW Record Date. The Depositary shall distribute only such amount, however, as can be distributed without attributing to any Holder a fraction of one cent, and any balance not so distributed shall be held by the Depositary (without liability for interest thereon) and shall be added to and become part of the next sum received by the Depositary for distribution to Holders of ADWs outstanding at the time of the next distribution. If the Company, the Custodian or the Depositary is required to withhold and does withhold from any cash distribution in respect of any Deposited Securities an amount on account of taxes, duties or other governmental charges, the amount distributed to Holders on the ADWs representing such Deposited Securities shall be reduced accordingly. Such withheld amounts shall be forwarded by the Company, the Custodian or the Depositary to the relevant governmental authority. Evidence of payment thereof by the Company shall be forwarded by the Company to the Depositary upon request.

      Section 4.2 Distribution in Warrants. If any distribution upon any Deposited Securities consists of a free distribution of, Warrants the Company shall cause such Warrants to be deposited with the Custodian and registered, as the case may be, in the name of the Depositary, the Custodian or their respective nominees. Upon receipt of confirmation of such deposit from the Custodian, the Depositary shall establish the ADW Record Date upon the terms described in Section 4.10 hereof and either (i) the Depositary shall, subject to
Section 5.9 hereof, distribute to the Holders as of the ADW Record Date in proportion to the number of ADWs held as of the ADW Record Date, additional ADWs, which represent in the aggregate the number of Warrants received as such free distribution, subject to the other terms of this ADW Deposit Agreement (including, without limitation, (a) the applicable fees and charges of, and expenses incurred by, the Depositary and (b) taxes), or (ii) if additional ADWs are not so distributed, each ADW issued and outstanding after the ADW Record Date shall, to the extent permissible by law, thenceforth also represent rights and interests in the additional integral number of Warrants distributed upon the Deposited Securities represented thereby (net of (a) the applicable fees and charges of, and expenses incurred by, the Depositary and (b) taxes). In lieu of delivering fractional ADWs, the Depositary shall sell the number of Warrants or ADWs, as the case may be, represented by the aggregate of such fractions and distribute the net proceeds upon the terms described in Section 4.1 hereof. In the event that the Depositary determines that any distribution in property (including Warrants) is subject to any tax or other governmental charges which the Depositary is obligated to withhold, or, if the Company in the fulfillment of its obligation under Section 5.7 hereof, has furnished an opinion of U.S. counsel determining that Warrants must be registered under the Securities Act or other laws in order to be distributed to Holders (and no such registration statement has been declared effective), the Depositary may dispose of all or a portion of such property (including Warrants and rights to subscribe therefor) in such amounts and in such manner, including by public or private sale, as the Depositary deems necessary and practicable, and the Depositary shall distribute the net proceeds of any such sale (after deduction of (a) taxes and (b) fees and charges of, and expenses incurred by, the Depositary) to Holders entitled thereto upon the terms described in Section 4.1 hereof. The Depositary shall hold and/or distribute any unsold balance of such property in accordance with the provisions of this ADW Deposit Agreement.

      Section 4.3 Elective Distributions in Cash or Warrants. If ever the Company intends to make a distribution payable at the election of the holders of Warrants in cash or in additional Warrants, the Company shall give notice thereof to the Depositary at least sixty (60) days prior to the proposed distribution stating whether or not it wishes such elective distribution to be made available to Holders of ADWs. Upon timely receipt of notice indicating that the Company wishes such elective distribution to be made available to Holders of ADWs, the Depositary shall consult with the Company to determine, and the Company shall assist the Depositary in its determination, whether it is lawful and reasonably practicable to make such elective distribution available to the Holders of ADWs. The Depositary shall make such elective distribution available to Holders only if (i) the Company shall have timely requested that the elective distribution be made available to Holders, (ii) the Depositary shall have determined that such distribution is reasonably practicable and (iii) the

Depositary shall have received satisfactory documentation within the terms of
Section 5.7 hereof. If the above conditions are not satisfied, the Depositary shall, to the extent permitted by law, distribute to the Holders, on the basis of the same determination as is made in The Republic of France in respect of the Warrants for which no election is made, either (X) cash upon the terms described in Section 4.1 hereof or (Y) additional ADWs representing such additional Warrants upon the terms described in Section 4.2 hereof. If the above conditions are satisfied, the Depositary shall establish an ADW Record Date (on the terms described in Section 4.10 hereof) and establish procedures to enable Holders to elect the receipt of the proposed distribution in cash or in additional ADWs. The Company shall assist the Depositary in establishing such procedures to the extent necessary. If a Holder elects to receive the proposed distribution (X) in cash, the distribution shall be made upon the terms described in Section 4.1 hereof, or (Y) in ADWs, the distribution shall be made upon the terms described in Section 4.2 hereof. Nothing herein shall obligate the Depositary to make available to Holders a method to receive the elective distribution in Warrants (rather than ADWs). There can be no assurance that Holders generally, or any Holder in particular, will be given the opportunity to receive elective distributions on the same terms and conditions as the holders of Warrants.

      Section 4.4 Distribution of Rights to Purchase Additional ADWs.

                  (a) Distribution to ADW Holders. If ever the Company intends to distribute to the holders of the Deposited Securities rights to subscribe for additional Warrants, the Company shall give notice thereof to the Depositary at least sixty (60) days prior to the proposed distribution stating whether or not it wishes such rights to be made available to Holders of ADWs. Upon timely receipt of a notice indicating that the Company wishes such rights to be made available to Holders of ADWs, the Depositary shall consult with the Company to determine, and the Company shall assist the Depositary in its determination, whether it is lawful and reasonably practicable to make such rights available to the Holders. The Depositary shall make such rights available to Holders only if (i) the Company shall have timely requested that such rights be made available to Holders,
            (ii) the Depositary shall have received satisfactory documentation within the terms of Section 5.7 hereof, and (iii) the Depositary shall have determined that such distribution of rights is reasonably practicable. In the event any of the conditions set forth above are not satisfied or if the Company requests that the rights not be made available to Holders of ADWs, the Depositary shall proceed with the sale of the rights as contemplated in Section 4.4(b) below. In the event all conditions set forth above are satisfied, the Depositary shall establish an ADW Record Date (upon the terms described in Section 4.10 hereof) and establish procedures to (x) distribute rights to purchase additional ADWs (by means of warrants or otherwise), (y) to enable the Holders to exercise such rights (upon payment of the subscription price and of the applicable (a) fees and charges of, and expenses incurred by, the Depositary and (b) taxes), and (z) to deliver ADWs upon the valid exercise of such rights. The Company shall assist the Depositary to the extent necessary in establishing such procedures. Nothing herein shall obligate the Depositary to make available to the Holders a method to exercise rights to subscribe for Warrants (rather than ADWs).

                  (b) Sale of Rights. If (i) the Company does not timely request the Depositary to make the rights available to Holders or requests that the rights not be made available to Holders, (ii) the Depositary fails to receive satisfactory documentation within the terms of Section 5.7 hereof or determines it is not reasonably practicable to make the rights available to Holders, or (iii) any rights made available are not exercised and appear to be about to lapse, the Depositary shall determine whether it is lawful and reasonably practicable to sell such rights, in a riskless principal capacity, at such place and upon such terms (including public or private sale) as it may deem practicable. The Company shall assist the Depositary to the extent necessary to determine such legality and practicability. The Depositary shall, upon such sale, convert and distribute proceeds of such sale (net of applicable (a) fees and charges of, and expenses incurred by, the Depositary and (b) taxes) upon the terms set forth in Section 4.1 hereof.

                  (c) Lapse of Rights. If the Depositary is unable to make any rights available to Holders upon the terms described in Section 4.4(a) or to arrange for the sale of the rights upon the terms described in Section 4.4(b), the Depositary shall allow such rights to lapse.

      The Depositary shall not be responsible for (i) any failure to determine that it may be lawful or practicable to make such rights available to Holders in general or any Holders in particular, (ii) any foreign exchange exposure or loss incurred in connection with such sale, or exercise, or (iii) the content of any materials forwarded to the Holders on behalf of the Company in connection with the rights distribution.

      Notwithstanding anything to the contrary in this Section 4.4, if registration (under the Securities Act or any other applicable law) of the rights or the securities to which any rights relate may be required in order for the Company to offer such rights or such securities to Holders and to sell the securities represented by such rights, the Depositary will not distribute such rights to the Holders (i) unless and until a registration statement under the Securities Act (or other applicable law) covering such offering is in effect or
(ii) unless the Company furnishes the Depositary opinion(s) of counsel for the Company in the United States and counsel to the Company in any other applicable country in which rights would be distributed, in each case satisfactory to the Depositary, to the effect that the offering and sale of such securities to Holders and Beneficial Owners are exempt from, or do not require registration under, the provisions of the Securities Act or any other applicable laws.

      In the event that the Company, the Depositary or the Custodian shall be required to withhold and does withhold from any distribution of property (including rights) an amount on account of taxes or other governmental charges, the amount distributed to the Holders of ADWs representing such Deposited Securities shall be reduced accordingly. In the event that the Depositary determines that any distribution in property (including Warrants and rights to subscribe therefor) is subject to any tax or other governmental charges which the Depositary is obligated to withhold, the Depositary may dispose of all or a portion of such property (including Warrants and rights to subscribe therefor) in such amounts and in such manner, including by public or private sale, as the Depositary deems necessary and practicable to pay any such taxes or charges.

      There can be no assurance that Holders generally, or any Holder in particular, will be given the opportunity to receive or exercise rights on the same terms and conditions as the holders of Warrants or be able to exercise such rights. Nothing herein shall obligate the Company to file any registration statement in respect of any rights or Warrants or other securities to be acquired upon the exercise of such rights.

      Section 4.5 Distributions Other Than Cash, Warrants or Rights to Purchase Warrants.

                  (a) If ever the Company intends to distribute to the holders of Deposited Securities property other than cash, Warrants or rights to purchase additional Warrants, the Company shall give timely notice thereof to the Depositary and shall indicate whether or not it wishes such distribution to be made to Holders of ADWs. Upon receipt of a notice indicating that the Company wishes such distribution be made to Holders of ADWs, the Depositary shall consult with the Company, and the Company shall assist the Depositary, to determine whether such distribution to Holders is lawful and reasonably practicable. The Depositary shall not make such distribution unless (i) the Company shall have requested the Depositary to make such distribution to Holders, (ii) the Depositary shall have received satisfactory documentation within the terms of
            Section 5.7 hereof, and (iii) the Depositary shall have determined that such distribution is reasonably practicable.

                  (b) Upon receipt of satisfactory documentation and the request of the Company to distribute property to Holders of ADWs and after making the requisite determinations set forth in (a) above, the Depositary shall distribute the property so received to the Holders of record, as of the ADW Record Date (established upon the terms described in Section 4.10 hereof), in proportion to the number of ADWs held by them respectively and in such manner as the Depositary may deem practicable for accomplishing such distribution (i) upon receipt of payment or net of the applicable fees and charges of, and expenses incurred by, the Depositary, and (ii) net of any taxes withheld. The Depositary may dispose of all or a portion of the property so distributed and deposited, in such amounts and in such manner (including public or private sale) as the Depositary may deem practicable or necessary to satisfy any taxes (including applicable interest and penalties) or other governmental charges applicable to the distribution.

                  (c) If (i) the Company does not request the Depositary to make such distribution to Holders or requests not to make such distribution to Holders, (ii) the Depositary does not receive satisfactory documentation within the terms of Section 5.7 hereof, or (iii) the Depositary determines that all or a portion of such distribution is not reasonably practicable, the Depositary shall sell or cause such property to be sold in a public or private sale, at such place or places and upon such terms as it may deem practicable and shall (i) cause the proceeds of such sale, if any, to be converted into Dollars and (ii) distribute the proceeds of such conversion received by the Depositary (net of applicable (a) fees and charges of, and expenses incurred by, the Depositary and
            (b) taxes) to the Holders as of the ADW Record Date upon the terms of Section 4.1 hereof. If the Depositary is unable to sell such property, the Depositary may dispose of such property for the account of the Holders in any way it deems reasonably practicable under the circumstances.

      Section 4.6 Exercise of ADWs. Subject to the terms hereof and, if applicable, the relevant ADWRs, Holders of ADWs may exercise the Warrants represented thereby in multiples of three (3) to purchase Shares upon the terms of the Warrants set forth in the Warrant Terms and Conditions at any time during a Business Day prior to the ADW Expiration Date. In the event that a Holder of ADWs wishes to exercise the Warrants represented by such Holder's ADWs and such Warrants may be exercised at such time, the Holder shall be required to take the following actions:

                  (a) present such Holder's ADWs to the Depositary with (i)
            instructions to cancel such ADWs and to instruct the Custodian to present the Warrants represented by the ADWs so canceled for exercise to the Warrant Agent, (ii) payment of any and all fees and expenses applicable to the cancellation and exercise of ADWs, and
            (iii) a copy of the duly completed and signed ADW Exercise Form being delivered by the Holder to the Custodian; and

                  (b) deliver to the Custodian (i) a duly completed and signed
            ADW Exercise Form at the address set forth thereon, and (ii) the Warrant Exercise Price for each Share to be purchased upon the exercise of the Warrant(s) instructed to be so exercised by the Holder and delivered to the Warrant Agent upon instructions of the Holder. The Warrant Exercise Price shall be accepted by the Custodian only in Euros.

            The Depositary shall, upon receipt of ADWs as contemplated in (a) above and of payment of all fees payable in connection with the cancellation and exercise of ADWs, (x) cancel the ADWs so presented and (y) instruct the Custodian to deliver as soon as practicable to the Warrant Agent (i) the Warrants represented by the ADWs so canceled for exercise, and (ii) the Warrant Exercise Price received directly from the Holder of the ADWs so canceled.

            The Holder of ADWs shall have the opportunity to elect to receive, upon the exercise of Warrants on its behalf, Shares (in which case the Holder shall need to specify in the ADW Exercise Form, inter alia, the account information for the delivery of such Shares in France) or, subject to the terms hereof and of the ADS Deposit Agreement, ADSs representing the Shares deposited upon the exercise of the Warrants (in which case the Holder shall need to specify in the ADW Exercise Form, inter alia, delivery instructions for the

ADSs), in each case subject to payment of the fees and charges of the Depositary. The Holder of an ADW shall be considered the holder of Shares of the Company only upon receipt by the Warrant Agent from the Custodian acting on behalf of the Holder of (i) the requisite Warrants, (ii) duly completed instructions for the exercise of such Warrants, and (iii) the Warrant Exercise Price for each Share to be purchased upon the exercise of such Warrants. There can be no assurance that the Shares or the ADSs deliverable upon exercise of ADWs or Warrants will be transferred to the person exercising the ADWs or Warrants within three (3) Business Days from the date of exercise of the ADWs or Warrants.

            The Shares issued upon exercise of Warrants will entitle the holder to all distributions made or paid in respect of the fiscal year in which the Warrants are exercised and in respect of all subsequent periods. Such Shares will not entitle the holder to distributions made or paid with respect to the year preceding the year during which such Shares were issued ("prior year distributions"). In the event such Shares are deposited in the depositary receipts facility created by the ADS Deposit Agreement before the distribution of "prior year distributions," the ADSs representing such Shares will be Partial Entitlement ADSs (as such term is defined in the ADS Deposit Agreement) until such time as the Company informs the depositary that such Shares have been "fully assimilated" (at which point the Restricted Entitlement ADSs so issued will be exchanged for Full Entitlement ADSs (as defined in the ADS Deposit Agreement)).

            If the number of ADWs exercised is less than the total number of ADWs evidenced by the ADWR presented to the Depositary for cancellation, the Depositary shall issue a new ADWR representing the balance of the ADWs not exercised. No fractional Shares will be issued upon the exercise of Warrants.

            If the Company at any time suspends the right to exercise Warrants, it shall give timely notice thereof to the Depositary setting forth the term and the reason of such suspension. Upon receipt of such notice of suspension, the Depositary shall give notice thereof to the Holders of ADWs and shall refuse to accept any instruction to cancel ADWs for the purpose of any exercise of Warrants during the period of suspension.

            Copies of the ADW Exercise Form may be obtained at the Principal Office of the Depositary upon the request of a Holder or Beneficial Owner, subject to payment to the Depositary of any mailing or facsimile transmission expenses incurred by the Depositary.

      Section 4.7 Distributions with Respect to Deposited Securities in Bearer Form. Subject to the terms of this Article IV, distributions in respect of Deposited Securities that are held by the Depositary in bearer form shall be made to the Depositary for the account of the respective Holders of ADWs with respect to which any such distribution is made upon due presentation by the Depositary or the Custodian to the Company of any relevant coupons, talons, or certificates. The Company shall promptly notify the Depositary of such distributions. The Depositary or the Custodian shall promptly present such coupons, talons or certificates, as the case may be, in connection with any such distribution.

      Section 4.8 Redemption. If the Company intends to exercise any right of redemption (if any) in respect of any of the Deposited Securities, the Company shall give notice thereof to the Depositary at least sixty (60) days prior to the intended date of redemption which notice shall set forth the particulars of the proposed redemption. Upon timely receipt of (i) such notice and (ii) satisfactory documentation given by the Company to the Depositary within the terms of Section 5.7 hereof, and only if the Depositary shall have determined that such proposed redemption is practicable, the Depositary shall provide to each Holder a notice setting forth the intended exercise by the Company of the redemption rights and any other particulars set forth in the Company's notice to the Depositary. The Depositary shall instruct the Custodian to present to the Company the Deposited Securities in respect of which redemption rights are being exercised against payment of the applicable redemption price. Upon receipt of confirmation from the Custodian that the redemption has taken place and that funds representing the redemption price have been received, the Depositary shall convert, transfer, and distribute the proceeds (net of applicable (a) fees and charges of, and the expenses incurred by, the Depositary, and (b) taxes), retire ADWs and cancel ADWRs, if applicable, upon delivery of such ADWs by Holders thereof and the terms set forth in Sections 4.1 and 6.2 hereof. If less than all outstanding Deposited Securities are redeemed, the ADWs to be retired will be selected by lot or on a pro rata basis, as may be determined by the Depositary. The redemption price per ADW shall be the dollar equivalent of the per Warrant amount received by the Depositary (adjusted to reflect the ADW(s)-to-Warrant(s) ratio) upon the redemption of the Deposited Securities represented by ADWs (subject to the terms of Section 4.9 hereof and the applicable fees and charges of, and expenses incurred by, the Depositary, and taxes) multiplied by the number of Deposited Securities represented by each ADW redeemed.

      Section 4.9 Conversion of Foreign Currency. Whenever the Depositary or the Custodian shall receive Foreign Currency, by way of cash distributions or the net proceeds from the sale of securities, property or rights or otherwise (i.e., upon election of an exercising ADW Holder to "round down" any entitlement to purchase fractional Shares as contemplated in Section 4.6, which in the judgment of the Depositary can at such time be converted on a practicable basis, by sale or in any other manner that it may determine in accordance with applicable law, into Dollars transferable to the United States and distributable to the Holders entitled thereto, the Depositary shall convert or cause to be converted, by sale or in any other manner that it may determine, such Foreign Currency into Dollars, and shall distribute such Dollars (net of any applicable fees, any reasonable and customary expenses incurred in such conversion and any expenses incurred on behalf of the Holders in complying with currency exchange control or other governmental requirements) in accordance with the terms of the applicable sections of this ADW Deposit Agreement. If the Depositary shall have distributed warrants or other instruments that entitle the holders thereof to such Dollars, the Depositary shall distribute such Dollars to the holders of such warrants and/or instruments upon surrender thereof for cancellation, in either case without liability for interest thereon. Such distribution may be made upon an averaged or other practicable basis without regard to any distinctions among Holders on account of any application of exchange restrictions or otherwise.

      If such conversion or distribution generally or with regard to a particular Holder can be effected only with the approval or license of any government or agency thereof, the Depositary shall have authority to file such application for approval or license, if any, as it may deem desirable. In no event, however, shall the Depositary be obligated to make such a filing.

      If at any time the Depositary shall determine that in its judgment the conversion of any Foreign Currency and the transfer and distribution of proceeds of such conversion received by the Depositary is not practicable or lawful, or if any approval or license of any governmental authority or agency thereof that is required for such conversion, transfer and distribution is denied or, in the opinion of the Depositary, not obtainable at a reasonable cost or within a reasonable period, the Depositary may, in its discretion, (i) make such conversion and distribution in Dollars to the Holders for whom such conversion, transfer and distribution is lawful and practicable, (ii) distribute the Foreign Currency (or an appropriate document evidencing the right to receive such Foreign Currency) to Holders for whom this is lawful and practicable or (iii) hold (or cause the Custodian to hold) such Foreign Currency (without liability for interest thereon) for the respective accounts of the Holders entitled to receive the same.

      Section 4.10 Fixing of ADW Record Date. Whenever the Depositary shall receive notice of the fixing of a record date by the Company for the determination of holders of Deposited Securities entitled to receive any distribution (whether in cash, Warrants, rights, or other distribution), or whenever for any reason the Depositary causes a change in the number of Warrants that are represented by each ADW, or whenever the Depositary shall receive notice of any meeting of, or solicitation of consents or proxies of, holders of Warrants or other Deposited Securities, or whenever the Depositary shall find it necessary or convenient in connection with the giving of any notice, solicitation of any consent or any other matter, the Depositary shall fix a record date (the "ADW Record Date") for the determination of the Holders of ADWs who shall be entitled to receive such distribution, to give instructions for the exercise of voting rights at any such meeting, to give or withhold such consent, to receive such notice or solicitation or to otherwise take action, or to exercise the rights of Holders with respect to such changed number of Warrants represented by each ADW. The Depositary shall make reasonable efforts to establish the ADW Record Date as closely as possible to the applicable record date for the Deposited Securities (if any) set by the Company in The Republic of France. Subject to applicable law and the provisions of Section 4.1 through 4.9 and to the other terms and conditions of this ADW Deposit Agreement, only the Holders of ADWs at the close of business in New York on such ADW Record Date shall be entitled to receive such distribution, to give such voting instructions, to receive such notice or solicitation, or otherwise take action.

      Section 4.11 Voting of Deposited Securities. As soon as practicable after receipt of notice of any meeting at which the holders of Deposited Securities are entitled to vote, or of solicitation of consents or proxies from holders of Deposited Securities, the Depositary shall fix the ADW Record Date in respect of such meeting or solicitation of consent or proxy in accordance with Section 4.10 hereof. The Depositary shall, if requested by the Company in writing in a timely manner, at the Company's expense and provided no U.S. legal prohibitions exist, distribute to Holders as of the ADW Record Date: (a) an English summary of such notice of meeting or solicitation of consent or proxy in the format provided by the Company for such purposes, (b) a statement that the Holders at the close of business on the ADW Record Date will be entitled, subject to French law, the Articles of Association of the Company, the provisions of this ADW Deposit Agreement, the ADWR representing the ADWs and the provisions of or governing the Deposited Securities (which provisions, if any, shall be summarized in English in pertinent part by the Company), to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the Deposited Securities represented by such Holder's ADWs, and (c) a brief statement as to the manner in which such instructions may be given. Upon the timely receipt of instructions (in the manner deemed acceptable to the Depositary) of a Holder of ADWs as of such record date, the Depositary shall endeavor, insofar as practicable and permitted under applicable law and the provisions of the Articles of Associations and the Warrant Terms and Conditions, to cause the Custodian to exercise voting or consent rights attached to Warrants represented by ADWs in accordance with such instructions.

            Neither the Depositary nor the Custodian shall, under any circumstances exercise any discretion as to any voting or consent rights that may derive from or arise from the Warrants and neither the Depositary nor the Custodian shall vote, attempt to exercise the right to vote on or consent to any matter, or in any way make use of the Warrants or other Deposited Securities represented by ADWs except pursuant to and in accordance with voting or consent instructions timely received from Holders. No vote shall be exercised and no consent shall be given in respect of any Warrants or other Deposited Securities represented by ADWs in respect of which no specific voting or consent instructions are received by the Depositary from the Holder thereof.

      There can be no assurance that Holders generally or any Holder in particular will receive the notice described above with sufficient time to enable the Holder to return voting or consent instructions to the Depositary or otherwise satisfy the conditions to voting their ADWs in a timely manner or that the Custodian will have the legal authority to give effect to any such instructions received from Holders.

      Neither the Depositary nor the Custodian shall under any circumstances exercise any discretion as to voting and neither the Depositary nor the Custodian shall vote, attempt to exercise the right to vote, or in any way make use of the Deposited Securities represented by ADWs, except pursuant to and in accordance with the voting instructions timely received from Holders or as otherwise contemplated herein. Deposited Securities represented by ADWs for which no timely voting instructions are received by the Depositary from the Holder shall not be voted.

      Subject to applicable laws or rules of any securities exchange on which the Deposited Securities are listed or traded, at least three (3) Business Days prior to the date of a meeting, the Depositary shall, unless the Company has agreed to a later Receipt Date, deliver the Company a tabulation of the voting instructions received from Holders of ADWs, if any, and the Depositary shall vote, or cause to be voted, the Deposited Securities represented by such Holders' ADWs in accordance with such instructions.

      Notwithstanding anything else contained in this ADW Deposit Agreement or any ADWR to the contrary, the Depositary and the Company may, by agreement between them, with notice to the Holders, modify, amend or adopt additional voting procedures from time to time as they determine may be necessary or appropriate (subject, in each case, to the terms of Sections 6.1 and 7.8 hereof).

      Notwithstanding anything else contained in this ADW Deposit Agreement or any ADWR, the Depositary shall not have any obligation to take any action with respect to any meeting, or solicitation of consents or proxies, of holders of Deposited Securities if the taking of such action would violate U.S. laws.

      Section 4.12 Changes Affecting Deposited Securities. Upon any change in nominal or par value, split-up, cancellation, consolidation or any other reclassification of Deposited Securities, or upon any recapitalization, reorganization, merger or consolidation or sale of assets affecting the Company or to which it is a party, any securities which shall be received by the Depositary or the Custodian in exchange for, or in conversion of or replacement of or otherwise in respect of, such Deposited Securities shall, to the extent permitted by law, be treated as new Deposited Securities under this ADW Deposit Agreement, and the ADWRs shall, subject to the provisions of this ADW Deposit Agreement and applicable law, evidence ADWs representing the right to receive such additional securities. The Depositary may, with the Company's approval, and shall, if the Company shall so request, subject to the terms of this ADW Deposit Agreement and receipt of an opinion of counsel to the Company satisfactory to the Depositary that such distributions are not in violation of any applicable laws or regulations, execute and deliver additional ADWs as in the case of a stock distribution on the Warrants, or call for the surrender of outstanding ADWs to be exchanged for new ADWs, in either case, as well as in the event of newly deposited Warrants, with, if applicable, the necessary modifications to the form of ADWR contained in Exhibit A hereto, specifically describing such new Deposited Securities or corporate change. The Company agrees to, jointly with the Depositary, amend the Registration Statement on Form F-6 as filed with the Commission to permit the issuance of such new form of ADWs. Notwithstanding the foregoing, in the event that any security so received may not lawfully be treated as new Deposited Securities or may not be lawfully distributed to Holders, the Depositary may, with the Company's approval, and shall, if the Company requests, sell such securities at public or private sale, at such place or places and upon such terms as it may deem proper and may allocate the net proceeds of such sales (net of (a) fees and charges of and expenses incurred by, the Depositary and (b) taxes) for the account of the Holders otherwise entitled to such securities upon an averaged or other practicable basis without regard to any distinctions among such Holders and distribute the net proceeds so allocated to the extent practicable as in the case of a distribution received in cash pursuant to Section 4.1 hereof. The Depositary shall not be responsible for (i) any failure to determine that it may be lawful or feasible to make such securities available to any Holders in general or to any Holder in particular,
(ii) any foreign exchange exposure or loss incurred any connection with such sale, or (iii) any liability to the purchaser of such securities.

      Section 4.13 Available Information. The Company is subject to the periodic reporting requirements of the Exchange Act and accordingly files certain information with the Commission. These reports and documents can be inspected and copied at the public reference facilities maintained by the Commission located at Judiciary Plaza, 450 Fifth Street, N.W., Washington D.C. 20549 and may be retrieved from the Commission's website (www.sec.gov).

      Section 4.14 Reports. The Depositary shall make available for inspection by Holders at its Principal Office any reports and communications, including any proxy soliciting materials, received from the Company which are both (a) received by the Depositary, the Custodian, or the nominee of either of them as the holder of the Deposited Securities and (b) made generally available to the holders of such Deposited Securities by the Company. The Depositary shall also provide to Holders copies of such reports when furnished by the Company pursuant to Section 5.6 hereof.

      Section 4.15 List of Holders. Promptly upon written request by the Company, the Depositary shall furnish to it a list, as of a recent date, of the names, addresses and holdings of ADWs of all Holders.

      Section 4.16 Taxation. The Depositary will, and will instruct the Custodian to, forward to the Company or its agents such information from its records as the Company may reasonably request to enable the Company or its agents to file the necessary tax reports with governmental authorities or agencies. The Depositary, the Custodian or the Company and its agents may file such reports as are necessary to reduce or eliminate applicable taxes on distributions in respect of Deposited Securities under applicable tax treaties or laws for the Holders and Beneficial Owners. In accordance with instructions from the Company and to the extent practicable, the Depositary or the Custodian will take reasonable administrative actions to obtain tax refunds, reduced withholding of tax at source on distributions and other benefits under applicable tax treaties or laws with respect to distributions on the Deposited Securities. As a condition to receiving such benefits, Holders and Beneficial Owners of ADWs may be required from time to time, and in a timely manner, to file such proof of taxpayer status, residence and beneficial ownership (as applicable), to execute such certificates and to make such representations and warranties, or to provide any other information or documents, as the Depositary or the Custodian may deem necessary or proper to fulfill the Depositary's or the Custodian's obligations under applicable law. The Depositary and the Company shall have no obligations or liability to any person if any Holder or Beneficial Owner fails to provide such information or if such information does not reach the relevant tax authorities in time for any Holder or Beneficial Owner to obtain the benefit of any tax treaty. The Holders and Beneficial Owners shall indemnify the Depositary, the Company, the Custodian and any of their respective directors, employees, agents and Affiliates against, and hold each of them harmless from, any claims by any governmental authority with respect to taxes, additions to tax, penalties or interest arising out of any refund of taxes, reduced rate of withholding at source or other tax benefit obtained.

      If the Company (or any of its agents) withholds from any distribution any amount on account of taxes or governmental charges, or pays any other tax in respect of such distribution (i.e., stamp duty tax, capital gains or other similar tax), the Company shall (and shall cause such agent to) remit promptly to the Depositary information about such taxes or governmental charges withheld or paid, and, if so requested, the tax receipt (or other proof of payment to the applicable governmental authority) therefor, in each case, in a form satisfactory to the Depositary. The Depositary shall, to the extent required by U.S. law, report to Holders any taxes withheld by it or the Custodian, and, if such information is provided to it by the Company, any taxes withheld by the Company. The Depositary and the Custodian shall not be required to provide the Holders with any evidence of the remittance by the Company (or its agents) of any taxes withheld, or of the payment of taxes by the Company, except to the extent the evidence is provided by the Company to the Depositary or the Custodian, as applicable. Neither the Depositary nor the Custodian shall be liable for the failure by any Holder or Beneficial Owner to obtain the benefits of credits on the basis of non-U.S. tax paid against such Holder's or Beneficial Owner's income tax liability.

      The Depositary is under no obligation to provide the Holders and Beneficial Owners with any information about the tax status of the Company. The Depositary shall not incur any liability for any tax consequences that may be incurred by Holders and Beneficial Owners on account of their ownership of the ADWs, including without limitation, tax consequences resulting from the Company (or any of its subsidiaries) being treated as a "Foreign Personal Holding Company," or as a "Passive Foreign Investment Company" (in each case as defined in the U.S. Internal Revenue Code and the regulations issued thereunder) or otherwise.

      The Depositary agrees to use reasonable efforts to follow the procedures established by the French Treasury to enable U.S. resident Beneficial Owners eligible to recover any excess French withholding taxes initially withheld or deducted with respect to distributions of the Company to such Beneficial Owners, and to receive any payment in respect of the "avoir fiscal" (if any) for which such Beneficial Owners may be eligible from French Treasury.

      Upon request of any U.S. resident Beneficial Owner who certifies to the Depositary that it has not already applied for or received a tax refund from the French Treasury or that such U.S. resident Beneficial Owner's application for such a refund has been rejected, the Depositary will, as promptly as practicable, provide a copy of French Treasury Form RF 1A EU--No. 5052 ("Application for Refund"), or such other form as may be promulgated from time to time by the French tax authorities for such purpose, together with instructions to such Beneficial Owners and will, as promptly as practicable, arrange for the filing with the French tax authorities of all such forms completed by U.S. resident Beneficial Owners and returned in sufficient time so they may be filed with the French tax authorities by December 31 of the year following the calendar year in which the related distribution is paid in respect of the Deposited Securities. Upon receipt of any resulting remittance, the Depositary shall distribute to the Holders entitled thereto, as soon as practicable, the proceeds thereof in Dollars in accordance with Section 4.1 hereof.

      In addition, the Depositary will use reasonable efforts to follow any procedures that may be established by the French Treasury for eligible U.S. resident Owners to be subject to a reduced withholding tax rate of 15% or such other reduced rate, if available, at the time distributions are paid in respect of the Deposited Securities. In connection therewith, the Depositary shall take reasonable steps to provide eligible U.S. resident Holders with such forms as may be prescribed by the French Treasury and to take such other reasonable steps as may be required to file such forms with the appropriate French tax authorities.

                                   ARTICLE V.

                  THE DEPOSITARY, THE CUSTODIAN AND THE COMPANY

      Section 5.1 Maintenance of Office and Transfer Books by the Registrar. Until termination of this ADW Deposit Agreement in accordance with its terms, the Registrar shall maintain in the Borough of Manhattan, the City of New York, an office and facilities for the execution and delivery, registration of issuances, registration of transfers, combination and split-up of ADWRs, and the surrender of ADWRs for the purpose of withdrawal of Deposited Securities in accordance with the provisions of this ADW Deposit Agreement.

      The Registrar shall keep books for the registration of issuances and transfers of ADWRs which at all reasonable times shall be open for inspection by the Company and by the Holders of such ADWRs, provided that such inspection shall not be, to the Registrar's knowledge, for the purpose of communicating with Holders of such ADWRs in the interest of a business or object other than the business of the Company or other than a matter related to this ADW Deposit Agreement or the ADWRs.

      The Registrar may close the transfer books with respect to the ADWRs, at any time or from time to time, when deemed necessary or advisable by it in good faith in connection with the performance of its duties hereunder, or at the reasonable written request of the Company subject, in all cases, to Section 7.8 hereof.

      If any ADWRs or the ADWs evidenced thereby are listed on one or more stock exchanges or automated quotation systems in the United States, the Depositary shall act as Registrar or appoint a Registrar or one or more co-registrars for registration of ADWRs and transfers, combinations and split-ups, and to countersign such ADWRs in accordance with any requirements of such exchanges or systems. Such Registrar or co-registrars may be removed and a substitute or substitutes appointed by the Depositary.

      Section 5.2 Exoneration. Neither the Depositary nor the Company shall be obligated to do or perform any act which is inconsistent with the provisions of this ADW Deposit Agreement or incur any liability (i) if the Depositary or the Company shall be prevented or forbidden from, or delayed in, doing or performing any act or thing required by the terms of this ADW Deposit Agreement, by reason of any provision of any present or future law or regulation of the United States, The Republic of France or any other country, or of any other governmental authority or regulatory authority or stock exchange, or on account of the possible criminal or civil penalties or restraint, or by reason of any provision, present or future, of the Articles of Association of the Company or any provision of or governing any Deposited Securities (including, without limitation, the Warrant Terms and Conditions), or by reason of any act of God or war or terrorism or other circumstances beyond its control (including, without limitation, nationalization, expropriation, currency restrictions, work stoppage, strikes, civil unrest, acts of terrorism, revolutions, rebellions, explosions and computer failure), (ii) by reason of any exercise of, or failure to exercise, any discretion provided for in this ADW Deposit Agreement or in the Articles of Association of the Company or provisions of or governing Deposited Securities, (iii) for any action or inaction in reliance upon the advice of or information from legal counsel, accountants, any person presenting Warrants for deposit, any Holder, any Beneficial Owner or authorized representative thereof, or any other person believed by it in good faith to be competent to give such advice or information, (iv) for the inability by a Holder or Beneficial Owner to benefit from any distribution, offering, right or other benefit which is made available to holders of Deposited Securities but is not, under the terms of this ADW Deposit Agreement, made available to Holders of ADWs, or (v) for any consequential or punitive damages for any breach of the terms of this ADW Deposit Agreement.

      The Depositary, its controlling persons, its agents, any Custodian and the Company, its controlling persons and its agents may rely and shall be protected in acting upon any written notice, request or other document believed by it to be genuine and to have been signed or presented by the proper party or parties.

      No disclaimer of liability under the Securities Act is intended by any provision of this ADW Deposit Agreement.

      Section 5.3 Standard of Care. The Company and the Depositary assume no obligation and shall not be subject to any liability under this ADW Deposit Agreement or any ADWRs to any Holder(s) or Beneficial Owner(s), except that the Company and the Depositary agree to perform their respective obligations specifically set forth in this ADW Deposit Agreement or the applicable ADWRs without negligence or bad faith.

      Without limitation of the foregoing, neither the Depositary, nor the Company, nor any of their respective controlling persons, or agents, shall be under any obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities or in respect of the ADWs, which in its opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expense (including fees and disbursements of counsel) and liability be furnished as often as may be required (and no Custodian shall be under any obligation whatsoever with respect to such proceedings, the responsibility of the Custodian being solely to the Depositary).

      The Depositary and its agents shall not be liable for any failure to carry out any instructions to vote or give or withhold consent in respect of any of the Deposited Securities, or for the manner in which any vote is cast or consent is given or withheld or the effect of any vote or consent, provided that any such action or omission is in good faith and in accordance with the terms of this ADW Deposit Agreement. The Depositary shall not incur any liability for any failure to determine that any distribution or action may be lawful or reasonably practicable, for the content of any information submitted to it by the Company for distribution to the Holders or for any inaccuracy of any translation thereof, for any investment risk associated with acquiring an interest in the Deposited Securities, for the validity or worth of the Deposited Securities or for any tax consequences that may result from the ownership of ADWs, Warrants or Deposited Securities, for the credit-worthiness of any third party, for allowing any rights to lapse upon the terms of this ADW Deposit Agreement or for the failure or timeliness of any notice from the Company.

      Section 5.4 Resignation and Removal of the Depositary; Appointment of Successor Depositary. The Depositary may at any time resign as Depositary hereunder by written notice of resignation delivered to the Company, such resignation to be effective on the earlier of (i) the 90th day after delivery thereof to the Company (whereupon the Depositary shall be entitled to take the actions contemplated in Section 6.2 hereof), or (ii) the appointment by the Company of a successor depositary and its acceptance of such appointment as hereinafter provided.

      The Depositary may at any time be removed by the Company by written notice of such removal, which removal shall be effective on the later of (i) the 90th day after delivery thereof to the Depositary (whereupon the Depositary shall be entitled to take the actions contemplated in Section 6.2 hereof), or (ii) upon the appointment by the Company of a successor depositary and its acceptance of such appointment as hereinafter provided.

      In case at any time the Depositary acting hereunder shall resign or be removed, the Company shall use its best efforts to appoint a successor depositary, which shall be a bank or trust company having an office in the Borough of Manhattan, the City of New York. Every successor depositary shall be required by the Company to execute and deliver to its predecessor and to the Company an instrument in writing accepting its appointment hereunder, and thereupon such successor depositary, without any further act or deed (except as required by applicable law), shall become fully vested with all the rights, powers, duties and obligations of its predecessor (other than as contemplated in Sections 5.8 and 5.9 hereof). The predecessor depositary, upon payment of all sums due it and on the written request of the Company shall, (i) execute and deliver an instrument transferring to such successor all rights and powers of such predecessor hereunder (other than as contemplated in Sections 5.8 and 5.9 hereof), (ii) duly assign, transfer and deliver all right, title and interest to the Deposited Securities to such successor, and (iii) deliver to such successor a list of the Holders of all outstanding ADWs and such other information relating to ADWs and Holders thereof as the successor may reasonably request. Any such successor depositary shall promptly provide notice of its appointment to such Holders.

      Any corporation into or with which the Depositary may be merged or consolidated shall be the successor of the Depositary without the execution or filing of any document or any further act.

      Section 5.5 The Custodian. The Depositary has initially appointed Citibank International Plc - Paris branch as Custodian for the purpose of this ADW Deposit Agreement. The Custodian or its successors in acting hereunder shall be subject at all times and in all respects to the direction of the Depositary for the Warrants for which the Custodian acts as custodian and shall be responsible solely to it. If any Custodian resigns or is discharged from its duties hereunder with respect to any Deposited Securities and no other Custodian has previously been appointed hereunder, the Depositary shall promptly appoint a substitute custodian that is organized under the laws of The Republic of France. The Depositary shall require such resigning or discharged Custodian to deliver the Deposited Securities held by it, together with all such records maintained by it as Custodian with respect to such Deposited Securities as the Depositary may request, to the Custodian designated by the Depositary. Whenever the Depositary determines, in its discretion, that it is appropriate to do so, it may appoint an additional custodian with respect to any Deposited Securities, or discharge the Custodian with respect to any Deposited Securities and appoint a substitute custodian, which shall thereafter be Custodian hereunder with respect to the Deposited Securities. Immediately upon any such change, the Depositary shall give notice thereof in writing to all Holders of ADWs, each other Custodian and the Company.

      Upon the appointment of any successor depositary, any Custodian then acting hereunder shall, unless otherwise instructed by the Depositary, continue to be the Custodian of the Deposited Securities without any further act or writing, and shall be subject to the direction of the successor depositary. The successor depositary so appointed shall, nevertheless, on the written request of any Custodian, execute and deliver to such Custodian all such instruments as may be proper to give to such Custodian full and complete power and authority to act on the direction of such successor depositary.

      Section 5.6 Notices and Reports. On or before the first date on which the Company gives notice, by publication or otherwise, of any meeting of holders of Warrants or other Deposited Securities, or of any adjourned meeting of such holders, or of the taking of any action by such holders other than at a meeting, or of the taking of any action in respect of any cash or other distributions or the offering of any rights in respect of Deposited Securities, the Company shall transmit to the Depositary and the Custodian a copy of the notice thereof in the English language but otherwise in the form given or to be given to holders of Warrants or other Deposited Securities. The Company shall also furnish to the Custodian and the Depositary a summary, in English, of any applicable provisions or proposed provisions of the Articles of Association of the Company that may be relevant or pertain to such notice of meeting or be the subject of a vote thereat.

      The Company will also transmit to the Depositary (a) other notices, reports and communications which are made generally available by the Company to holders of its Warrants or other Deposited Securities and (b) the Company's annual and semi-annual reports prepared in accordance with the applicable requirements of the Commission. Any such notices, reports and communications furnished to the Depositary by the Company shall be furnished in English, to the extent such materials are required to be translated into English pursuant to any regulations of the Commission. The Depositary shall arrange, at the request of the Company and at the Company's expense, to provide copies thereof to all Holders or make such notices, reports and other communications available to all Holders on a basis similar to that for holders of Warrants or other Deposited Securities or on such other basis as the Company may advise the Depositary or as may be required by any applicable law, regulation or stock exchange requirement. The Company has delivered to the Depositary and the Custodian a copy of the Company's Articles of Association along with the Warrant Terms and Conditions, and promptly upon any amendment thereto or change therein, the Company shall deliver to the Depositary and the Custodian a copy of such amendment thereto or change therein. The Depositary may rely upon such copy for all purposes of this ADW Deposit Agreement.

      The Depositary will, at the expense of the Company, make available a copy of any such notices, reports or communications issued by the Company and delivered to the Depositary for inspection by the Holders of the ADWs at the Depositary's Principal Office, at the office of the Custodian and at any other designated transfer office.

      Section 5.7 Issuance of Additional Warrants, ADWs, etc. The Company agrees that in the event it or any of its Affiliates proposes (i) an issuance, sale or distribution of additional Warrants, (ii) an offering of rights to subscribe for Warrants or other Deposited Securities, (iii) an issuance of securities convertible into or exchangeable for Warrants, (iv) an issuance of rights to subscribe for securities convertible into or exchangeable for Warrants, (v) an elective distribution of cash or Warrants, (vi) a redemption of Deposited Securities, (vii) a meeting of holders of Deposited Securities, or solicitation of consents or proxies, relating to any reclassification of securities, merger or consolidation or transfer of assets, or (viii) any reclassification, recapitalization, reorganization, merger, consolidation or sale of assets which affects the Deposited Securities, it will obtain U.S. legal advice and take all steps necessary to ensure that the application of the proposed transaction to Holders and Beneficial Owners does not violate the registration provisions of the Securities Act, or any other applicable laws (including, without limitation, the Investment Company Act of 1940, as amended, the Exchange Act and the securities laws of the states of the U.S.). In support of the foregoing, the Company will furnish to the Depositary (a) a written opinion of U.S. counsel (reasonably satisfactory to the Depositary) stating whether or not application of such transaction to Holders and Beneficial Owners (1) requires a registration statement under the Securities Act to be in effect or (2) is exempt from the registration requirements of the Securities Act and (b) an opinion of French counsel stating that (1) making the transaction available to Holders and Beneficial Owners does not violate the laws or regulations of The Republic of France and (2) all requisite regulatory consents and approvals have been obtained in The Republic of France. If the filing of a registration statement is required, the Depositary shall not have any obligation to proceed with the transaction unless it shall have received evidence reasonably satisfactory to it that such registration statement has been declared effective. If, being advised by counsel, the Company determines that a transaction is required to be registered under the Securities Act, the Company will either (i) register such transaction to the extent necessary, (ii) alter the terms of the transaction to avoid the registration requirements of the Securities Act or (iii) direct the Depositary to take specific measures, in each case as contemplated in this ADW Deposit Agreement, to prevent such transaction from violating the registration requirements of the Securities Act. The Company agrees with the Depositary that neither the Company nor any of its Affiliates will at any time (i) deposit any Warrants or other Deposited Securities, either upon original issuance or upon a sale of Warrants or other Deposited Securities previously issued and reacquired by the Company or by any such Affiliate, or (ii) issue additional Warrants, rights to subscribe for such Warrants, securities convertible into or exchangeable for Warrants or rights to subscribe for such securities, unless such transaction and the securities issuable in such transaction are exempt from registration under the Securities Act and, if applicable, the Exchange Act or have been registered under the Securities Act and, if applicable, the Exchange Act (and such registration statement has been declared effective).

      Notwithstanding anything else contained in this ADW Deposit Agreement, nothing in this ADW Deposit Agreement shall be deemed to obligate the Company to file any registration statement in respect of any proposed transaction.

      Section 5.8 Indemnification. The Depositary agrees to indemnify the Company and its directors, officers, employees, agents and Affiliates against, and hold each of them harmless from, any direct loss, liability, tax, charge or expense of any kind whatsoever (including, but not limited to, the reasonable fees and expenses of counsel) which may arise out of acts performed or omitted by the Depositary or the Custodian, provided, that the Custodian is a Citibank branch or Affiliate at the time of such act or omission, under the terms hereof due to the negligence or bad faith of the Depositary or the Custodian.

      The Company agrees to indemnify the Depositary, the Custodian and any of their respective directors, officers, employees, agents and Affiliates against, and hold each of them harmless from, any direct loss, liability, tax, charge or expense of any kind whatsoever (including, but not limited to, the reasonable fees and expenses of counsel) that may arise (a) out of or in connection with any offer, issuance, sale, resale, transfer, deposit, withdrawal or exercise of ADWRs, ADWs, the Warrants, or other Deposited Securities, as the case may be,
(b) out of or as a result of any offering documents in respect thereof or (c) out of acts performed or omitted, including, but not limited to, any delivery by the Depositary on behalf of the Company of information regarding the Company in connection with this ADW Deposit Agreement, the ADWRs, the ADWs, the Warrants, or any Deposited Securities, in any such case (i) by the Depositary, the Custodian or any of their respective directors, officers, employees, agents and Affiliates, except to the extent such loss, liability, tax, charge or expense is due to the negligence or bad faith of any of them, or (ii) by the Company or any of its directors, officers, employees, agents and Affiliates.

      The obligations set forth in this Section shall survive the termination of this ADW Deposit Agreement and the succession or substitution of any party hereto.

      Any person seeking indemnification hereunder (an "indemnified person") shall notify the person from whom it is seeking indemnification (the "indemnifying person") of the commencement of any indemnifiable action or claim promptly after such indemnified person becomes aware of such commencement (provided that the failure to make such notification shall not affect such indemnified person's rights to seek indemnification except to the extent the indemnifying person is materially prejudiced by such failure) and shall consult in good faith with the indemnifying person as to the conduct of the defense of such action or claim that may give rise to an indemnity hereunder, which defense shall be reasonable in the circumstances. No indemnified person shall compromise or settle any action or claim that may give rise to an indemnity hereunder without the consent of the indemnifying person, which consent shall not be unreasonably withheld.

      Section 5.9 Fees and Charges of Depositary. The Company, the Holders, the Beneficial Owners, and persons depositing Warrants, surrendering ADWs for cancellation and withdrawal of Deposited Securities, or exercising ADWs or the Warrants represented thereby, shall be required to pay to the Depositary the Depositary's fees and related charges identified as payable by them respectively in the Fee Schedule attached hereto as Exhibit C. All fees and charges so payable may, at any time and from time to time, be changed by agreement between the Depositary and the Company, but, in the case of fees and charges payable by Holders and Beneficial Owners, only in the manner contemplated in Section 6.1 hereof. The Depositary shall provide, without charge, a copy of its latest fee schedule to anyone upon request.

      The Company agrees to promptly pay to the Depositary such other fees and charges and to reimburse the Depositary for such out-of-pocket expenses as the Depositary and the Company may agree to in writing from time to time. Responsibility for payment of such charges may at any time and from time to time be changed by agreement between the Company and the Depositary. Unless otherwise agreed, the Depositary shall present its statement for such expenses and fees or charges to the Company once every three months. The charges and expenses of the Custodian are for the sole account of the Depositary.

      The right of the Depositary to receive payment of fees, charges and expenses as provided above shall survive the termination of this ADW Deposit Agreement. As to any Depositary, upon the resignation or removal of such Depositary as described in Section 5.4 hereof, such right shall extend for those fees, charges and expenses incurred prior to the effectiveness of such resignation or removal.

      Section 5.10 Pre-Release Transactions. Subject to the further terms and provisions of this Section 5.10, the Depositary, its Affiliates and their agents, on their own behalf, may own and deal in any class of securities of the Company and its Affiliates and in ADWs. In its capacity as Depositary, the Depositary shall not lend Warrants or ADWs; provided, however, that the Depositary may (i) issue ADWs prior to the receipt of Warrants pursuant to
Section 2.3 and (ii) deliver Warrants prior to the receipt of ADWs for withdrawal of Deposited Securities pursuant to Section 2.7, including ADWs which were issued under (i) above but for which Warrants may not have been received (each such transaction a "Pre-Release Transaction"). The Depositary may receive ADWs in lieu of Warrants under (i) above and receive Warrants in lieu of ADWs under (ii) above. Each such Pre-Release Transaction will be (a) subject to a written agreement whereby the person or entity (the "Applicant") to whom ADWs or Warrants are to be delivered (w) represents that at the time of the Pre-Release

Transaction the Applicant or its customer owns the Warrants or ADWs that are to be delivered by the Applicant under such Pre-Release Transaction, (x) agrees to indicate the Depositary as owner of such Warrants or ADWs in its records and to hold such Warrants or ADWs in trust for the Depositary until such Warrants or ADWs are delivered to the Depositary or the Custodian, (y) unconditionally guarantees to deliver to the Depositary or the Custodian, as applicable, such Warrants or ADWs, and (z) agrees to any additional restrictions or requirements that the Depositary deems appropriate, (b) at all times fully collateralized with cash, U.S. government securities or such other collateral as the Depositary deems appropriate, (c) terminable by the Depositary on not more than five (5) business days' notice and (d) subject to such further indemnities and credit regulations as the Depositary deems appropriate. The Depositary will normally limit the number of ADWs and Warrants involved in such Pre-Release Transactions at any one time to thirty percent (30%) of the ADWs outstanding (without giving effect to ADWs outstanding under (i) above), provided, however, that the Depositary reserves the right to change or disregard such limit from time to time as it deems appropriate.

      The Depositary may also set limits with respect to the number of ADWs and Warrants involved in Pre-Release Transactions with any one person on a case-by-case basis as it deems appropriate. The Depositary may retain for its own account any compensation received by it in conjunction with the foregoing. Collateral provided pursuant to (b) above, but not the earnings thereon, shall be held for the benefit of the Holders (other than the Applicant).

      Section 5.11 Restricted Securities Owners. The Company agrees to advise in writing each of the persons or entities who, to the knowledge of the Company, holds Restricted Securities that such Restricted Securities are ineligible for deposit hereunder (except under the circumstances contemplated in Section 2.13 hereof) and, to the extent practicable, shall require each of such persons to represent in writing that such person will not deposit Restricted Securities hereunder (except under the circumstances contemplated in Section 2.13 hereof).

      Section 5.12 Retention of Depositary Documents. The Depositary is authorized to destroy those documents, records, bills and other date compiled during the term of this ADW Deposit Agreement at the times permitted by the laws or regulations governing the Depositary unless the Company requests that such papers be retained for a longer period or turned over to the Company or to a successor depositary.

                                   ARTICLE VI.

                            AMENDMENT AND TERMINATION

      Section 6.1 Amendment/Supplement. Subject to the terms and conditions of this Section 6.1 and applicable law, the ADWRs outstanding at any time, the provisions of this ADW Deposit Agreement and the form of ADWR attached hereto and to be issued under the terms hereof may at any time and from time to time be amended or supplemented by written agreement between the Company and the Depositary in any respect which they may deem necessary or desirable without the prior written consent of the Holders or Beneficial Owners. Any amendment or supplement which shall impose or increase any fees or charges (other than charges in connection with foreign exchange control regulations, and taxes and other governmental charges, delivery and other such expenses), or which shall otherwise materially prejudice any substantial existing right of Holders or Beneficial Owners, shall not, however, become effective as to outstanding ADWs until the expiration of thirty (30) days after notice of such amendment or supplement shall have been given to the Holders of outstanding ADWs. The parties hereto agree that any amendments or supplements which (i) are reasonably necessary (as agreed by the Company and the Depositary) in order for (a) the ADWs to be registered on Form F-6 under the Securities Act or (b) the ADWs to be settled solely in electronic book-entry form and (ii) do not in either such case impose or increase any fees or charges to be borne by Holders, shall be deemed not to materially prejudice any substantial rights of Holders or Beneficial Owners. Every Holder and Beneficial Owner at the time any amendment or supplement so becomes effective shall be deemed, by continuing to hold such ADWs, to consent and agree to such amendment or supplement and to be bound by this ADW Deposit Agreement and the ADWR, if applicable, as amended or supplemented thereby. In no event shall any amendment or supplement impair the right of the Holder to surrender such ADW and receive therefor the Deposited Securities represented thereby, except in order to comply with mandatory provisions of applicable law. Notwithstanding the foregoing, if any governmental body should adopt new laws, rules or regulations which would require an amendment of, or supplement to, this ADW Deposit Agreement to ensure compliance therewith, the Company and the Depositary may amend or supplement this ADW Deposit Agreement and the ADWRs at any time in accordance with such changed laws, rules or regulations. Such amendment or supplement to this ADW Deposit Agreement and the ADWRs in such circumstances may become effective before a notice of such amendment or supplement is given to Holders or within any other period of time as required for compliance with such laws, rules or regulations.

      Section 6.2 Expiration and Termination.

                  (a) Expiration. On the ADW Expiration Date, the ADWs and this
            ADW Deposit Agreement and the rights and obligations of the parties thereto shall automatically expire (except as otherwise specifically set forth herein) and the ADWs and the ADWRs issued upon the terms hereof shall automatically expire and become void. Warrants held by the Custodian between the ADW Expiration Date and the Warrant Expiration Date for which no ADW Exercise Instruction and Warrant Exercise Price have been delivered shall be held by the Custodian solely on behalf of the Holders and Beneficial Owners of ADWs outstanding immediately prior to the ADW Expiration Date and shall be so held solely for the purpose of allowing such Warrants to expire unexercised. Upon expiration of this ADW Deposit Agreement, the Depositary shall be discharged from all obligations under this ADW Deposit Agreement with respect to the ADWs, the ADWRs and the Deposited Securities, except to account for any net proceeds or other cash (after deducting or charging, as the case may be, in each case the applicable charges of the Depositary and the expenses for the account of Holders under this ADW Deposit Agreement and any applicable taxes, governmental charges or assessments).

                  (b) Termination. The Depositary shall, at any time at the
            written direction of the Company, terminate this ADW Deposit Agreement by providing notice of such termination to the Holders of all ADWs then outstanding at least thirty (30) days prior to the date fixed in such notice for such termination. If ninety (90) days shall have expired after (i) the Depositary shall have delivered to the Company a written notice of its election to resign, or (ii) the Company shall have delivered to the Depositary a written notice of the removal of the Depositary, and in either case a successor depositary shall not have been appointed and accepted its appointment as provided in Section 5.4 hereof, the Depositary may terminate this ADW Deposit Agreement by providing notice of such termination to the Holders of all ADWRs then outstanding at least thirty (30) days prior to the date fixed for such termination. On, and for six months after, the date of termination of this ADW Deposit Agreement, the Holder of an ADW will, upon surrender of such ADW at the Principal Office of the Depositary, upon the payment of the charges of the Depositary for the surrender of ADWs referred to in Section 2.7 hereof and subject to the conditions and restrictions therein set forth, and upon payment of any applicable taxes or governmental charges, be entitled to Delivery, to him or upon his order, of the amount of Deposited Securities represented by such ADW. If any ADWs shall remain outstanding after the date of termination of this ADW Deposit Agreement, the Registrar thereafter shall discontinue the registration of transfers of ADWs, and the Depositary shall suspend distributions to the Holders thereof, and shall not give any further notices or perform any further acts under this ADW Deposit Agreement, except that the Depositary shall continue for six months after the date of termination to collect distributions pertaining to Deposited Securities, shall sell rights as provided in this ADW Deposit Agreement, and shall continue to deliver Deposited Securities, subject to the conditions and restrictions set forth in Section 2.7 hereof, together with any distributions received with respect thereto and the net proceeds of the sale of any rights or other property, in exchange for ADWs surrendered to the Depositary (after deducting, or charging, as the case may be, in each case, the charges of the Depositary for the surrender of a ADW, any expenses for the account of the Holder in accordance with the terms and conditions of this ADW Deposit Agreement and any applicable taxes or governmental charges or assessments). At any time after the expiration of six months from the date of termination of this ADW Deposit Agreement, the Depositary may sell the Deposited Securities then held hereunder and may thereafter hold uninvested the net proceeds of any such sale, together with any other cash then held by it hereunder, in an unsegregated account, without liability for interest for the pro rata benefit of the Holders whose ADWs have not theretofore been surrendered. After making such sale, the Depositary shall be discharged from all obligations under this ADW Deposit Agreement with respect to the ADWs, the Deposited Securities and the ADWRs, except to account for such net proceeds and other cash (after deducting, or charging, as the case may be, in each case, the charges of the Depositary for the surrender of an ADW, any expenses for the account of the Holder in accordance with the terms and conditions of this ADW Deposit Agreement and any applicable taxes or governmental charges or assessments). Upon the termination of this ADW Deposit Agreement, the Company shall be discharged from all obligations under this ADW Deposit Agreement except for its obligations to the Depositary under Sections 5.8, 5.9 and 7.6 hereof.

                                  ARTICLE VII.

                                  MISCELLANEOUS

      Section 7.1 Counterparts. This ADW Deposit Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of such counterparts together shall constitute one and the same agreement. Copies of this ADW Deposit Agreement shall be maintained with the Depositary and shall be open to inspection by any Holder during business hours.

      Section 7.2 No Third-Party Beneficiaries. This ADW Deposit Agreement is for the exclusive benefit of the parties hereto (and their successors) and shall not be deemed to give any legal or equitable right, remedy or claim whatsoever to any other person, except to the extent specifically set forth in this ADW Deposit Agreement. Nothing in this ADW Deposit Agreement shall be deemed to give rise to a partnership or joint venture among the parties nor establish a fiduciary or similar relationship among the parties. The parties hereto acknowledge and agree that (i) the Depositary and its Affiliates may at any time have multiple banking relationships with the Company and its Affiliates, (ii) the Depositary and its Affiliates may be engaged at any time in transactions in which parties adverse to the Company or the Holders or Beneficial Owners may have interests and (iii) nothing contained in this ADW Deposit Agreement shall
(a) preclude the Depositary or any of its Affiliates from engaging in such transactions or establishing or maintaining such relationships, or (b) obligate the Depositary or any of its Affiliates to disclose such transactions or relationships or to account for any profit made or payment received in such transactions or relationships.

      Section 7.3 Severability. In case any one or more of the provisions contained in this ADW Deposit Agreement or in the ADWRs should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

      Section 7.4 Holders and Beneficial Owners as Parties; Binding Effect. The Holders and Beneficial Owners from time to time of ADWs shall be parties to this ADW Deposit Agreement and shall be bound by all of the terms and conditions hereof and of any ADWR by acceptance thereof or any beneficial interest therein.

      Section 7.5 Notices. Any and all notices to be given to the Company shall be deemed to have been duly given if personally delivered or sent by mail, air courier or cable, telex or facsimile transmission, confirmed by letter personally delivered or sent by mail or air courier, addressed to 45, rue de Paris, 95747 Roissy-CDG Cedex, France, Attention: Jean-Marc Bardy, or to any other address which the Company may specify in writing to the Depositary.

      Any and all notices to be given to the Depositary shall be deemed to have been duly given if personally delivered or sent by mail, air courier or cable, telex or facsimile transmission, confirmed by letter personally delivered or sent by mail or air courier, addressed to Citibank, N.A., 111 Wall Street, New York, New York 10043, U.S.A., Attention: Depositary Receipts Department, or to any other address which the Depositary may specify in writing to the Company.

      Any and all notices to be given to any Holder shall be deemed to have been duly given if (a) personally delivered or sent by mail or cable, telex or facsimile transmission, confirmed by letter, addressed to such Holder at the address of such Holder as it appears on the books of the Depositary or, if such Holder shall have filed with the Depositary a request that notices intended for such Holder be mailed to some other address, at the address specified in such request, or (b) if a Holder shall have designated such means of notification as an acceptable means of notification under the terms of this ADW Deposit Agreement, by means of electronic messaging addressed for delivery to the e-mail address designated by the Holder for such purpose. Notice to Holders shall be deemed to be notice to Beneficial Owners for all purposes of this ADW Deposit Agreement. Failure to notify a Holder or any defect in the notification to a Holder shall not affect the sufficiency of notification to other Holders or to the Beneficial Owners of ADWs held by such other Holders.

      Delivery of a notice sent by mail, air courier or cable, telex or facsimile transmission shall be deemed to be effective at the time when a duly addressed letter containing the same (or a confirmation thereof in the case of a cable, telex or facsimile transmission) is deposited, postage prepaid, in a post-office letter box or delivered to an air courier service, without regard for the actual receipt or time of actual receipt thereof by a Holder. The Depositary or the Company may, however, act upon any cable, telex or facsimile transmission received by it from any Holder, the Custodian, the Depositary, or the Company, notwithstanding that such cable, telex or facsimile transmission shall not be subsequently confirmed by letter.

      Delivery of a notice by means of electronic messaging shall be deemed to be effective at the time of the initiation of the transmission by the sender (as shown on the sender's records), notwithstanding that the intended recipient retrieves the message at a later date, fails to retrieve such message, or fails to receive such notice on account of its failure to maintain the designated e-mail address, its failure to designate a substitute e-mail address or for any other reason.

      Section 7.6 Governing Law and Jurisdiction. This ADW Deposit Agreement and the ADWRs shall be interpreted in accordance with, and all rights hereunder and thereunder and provisions hereof and thereof shall be governed by, the laws of the State of New York without reference to the principles of choice of law thereof. Notwithstanding anything contained in this ADW Deposit Agreement, any

ADWR or any present or future provisions of the laws of the State of New York, the rights of holders of Warrants and of any other Deposited Securities and the obligations and duties of the Company in respect of the holders of Warrants and other Deposited Securities, as such, shall be governed by the laws of The Republic of France (or, if applicable, such other laws as may govern the Deposited Securities).

      Except as set forth in the following paragraph of this Section 7.6, the Company and the Depositary agree that the federal or state courts in the City of New York shall have jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute between them that may arise out of or in connection with this ADW Deposit Agreement and, for such purposes, each irrevocably submits to the non-exclusive jurisdiction of such courts. The Company hereby irrevocably designates, appoints and empowers Air France (the "Agent") now at 125 West 55th Street, New York, New York 10019, (212) 830-4000, as its authorized agent to receive and accept for and on its behalf, and on behalf of its properties, assets and revenues, service by mail of any and all legal process, summons, notices and documents that may be served in any suit, action or proceeding brought against the Company in any federal or state court as described in the preceding sentence or in the next paragraph of this Section
7.6. If for any reason the Agent shall cease to be available to act as such, the Company agrees to designate a new agent in the City of New York on the terms and for the purposes of this Section 7.6 reasonably satisfactory to the Depositary. The Company further hereby irrevocably consents and agrees to the service of any and all legal process, summons, notices and documents in any suit, action or proceeding against the Company, by service by mail of a copy thereof upon the Agent (whether or not the appointment of such Agent shall for any reason prove to be ineffective or such Agent shall fail to accept or acknowledge such service), with a copy mailed to the Company by registered or certified air mail, postage prepaid, to its address provided in Section 7.5 hereof. The Company agrees that the failure of the Agent to give any notice of such service to it shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon.

      Notwithstanding the foregoing, the Depositary and the Company unconditionally agree that in the event that a Holder or Beneficial Owner brings a suit, action or proceeding against (a) the Company, (b) the Depositary in its capacity as Depositary under this ADW Deposit Agreement or (c) against both the Company and the Depositary, in any such case, in any state or federal court of the United States, and the Depositary or the Company have any claim, for indemnification or otherwise, against each other arising out of the subject matter of such suit, action or proceeding, then the Company and the Depositary may pursue such claim against each other in the state or federal court in the United States in which such suit, action, or proceeding is pending and, for such purposes, the Company and the Depositary irrevocably submit to the non-exclusive jurisdiction of such courts. The Company agrees that service of process upon the Agent in the manner set forth in the preceding paragraph shall be effective service upon it for any suit, action or proceeding brought against it as described in this paragraph.

      The Company irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any actions, suits or proceedings brought in any court as provided in this Section 7.6, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

      The Company irrevocably and unconditionally waives, to the fullest extent permitted by law, and agrees not to plead or claim, any right of immunity from legal action, suit or proceeding, from setoff or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution or judgment, from execution of judgment, or from any other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, and consents to such relief and enforcement against it, its assets and its revenues in any jurisdiction, in each case with respect to any matter arising out of, or in connection with, this ADW Deposit Agreement, any ADWR or the Deposited Securities.

      No disclaimer of liability under the Securities Act is intended by any provision of this ADW Deposit Agreement. The provisions of this Section 7.6 shall survive any termination of this ADW Deposit Agreement, in whole or in part.

      Section 7.7 Assignment. Subject to the provisions of Section 5.4 hereof, this ADW Deposit Agreement may not be assigned by either the Company or the Depositary.

      Section 7.8 Compliance with U.S. Securities Laws. Notwithstanding anything in this ADW Deposit Agreement to the contrary, the withdrawal or delivery of Deposited Securities will not be suspended by the Company or the Depositary except as would be permitted by Instruction I.A.(1) of the General Instructions to Form F-6 Registration Statement, as amended from time to time, under the Securities Act.

      Section 7.9 French Law References. Any summary of French laws and regulations, of the terms of the Company's Articles of Association, or the Warrant Terms and Conditions set forth in this ADW Deposit Agreement have been provided by the Company solely for the convenience of Holders, Beneficial Owners and the Depositary. While such summaries are believed by the Company to be accurate as of the date of this ADW Deposit Agreement, (i) they are summaries and as such may not include all aspects of the materials summarized applicable to a Holder or Beneficial Owner, and (ii) these laws and regulations and the Company's Articles of Association may change after the date of this ADW Deposit Agreement. Neither the Depositary nor the Company has any obligation under the terms of this ADW Deposit Agreement to update any such summaries.

      Section 7.10 Titles and References. All references in this ADW Deposit Agreement to exhibits, articles, sections, subsections, and other subdivisions refer to the exhibits, articles, sections, subsections and other subdivisions of this ADW Deposit Agreement unless expressly provided otherwise. The words "this ADW Deposit Agreement", "herein", "hereof", "hereby", "hereunder", and words of similar import refer to this ADW Deposit Agreement as a whole as in effect between the Company, the Depositary and the Holders and Beneficial Owners of

ADWs and not to any particular subdivision unless expressly so limited. Pronouns in masculine, feminine and neuter gender shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa unless the context otherwise requires. Titles to sections of this ADW Deposit Agreement are included for convenience only and shall be disregarded in construing the language contained in this ADW Deposit Agreement. References to "applicable laws and regulations" shall refer to laws and regulations applicable to ADWRs, ADWs or Deposited Securities as in effect at the relevant time of determination, unless otherwise required by law or regulation.

      IN WITNESS WHEREOF, Air France and CITIBANK, N.A. have duly executed this ADW Deposit Agreement as of the day and year first above set forth and all Holders and Beneficial Owners shall become parties hereto upon acceptance by them of ADWs issued in accordance with the terms hereof, or upon acquisition of any beneficial interest therein.


                                         Air France

                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                         CITIBANK, N.A.

                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                    EXHIBIT A

                                 [FORM OF ADWR]

Number_____________                                CUSIP NUMBER: _______________

                                                   American Depositary
                                                   Warrants (each American
                                                   Depositary Warrant
                                                   representing one (1) Warrant)

                       AMERICAN DEPOSITARY WARRANT RECEIPT

                                       FOR

                          AMERICAN DEPOSITARY WARRANTS

                                  representing

                               DEPOSITED WARRANTS

                                       of

                               societe Air France

             (Incorporated under the laws of The Republic of France)

      CITIBANK, N.A., a national banking association organized and existing under the laws of the United States of America, as depositary (the "Depositary"), hereby certifies that _____________is the owner of ______________ American Depositary Warrants (hereinafter "ADWs"), representing deposited Warrants, including evidence of rights to receive such Warrants (the "Warrants"), of societe Air France, a corporation incorporated under the laws of The Republic of France (the "Company"). As of the date of the ADW Deposit Agreement (as hereinafter defined), each ADW represents one (1) Warrant deposited under the ADW Deposit Agreement with the Custodian, which at the date of execution of the ADW Deposit Agreement is Citibank International Plc - Paris branch (the "Custodian"). The ADW-to-Warrant ratio is subject to amendment as provided in Articles IV and VI of the ADW Deposit Agreement. The Depositary's Principal Office is located at 111 Wall Street, New York, New York 10043, U.S.A.

      (1) The ADW Deposit Agreement. This American Depositary Warrant Receipt is one of an issue of American Depositary Warrant Receipts ("ADWRs"), all issued and to be issued upon the terms and conditions set forth in the ADW Deposit Agreement, dated as of [DATE], 2004 (as amended and supplemented from time to time, the "ADW Deposit Agreement"), by and among the Company, the Depositary, and all Holders and Beneficial Owners from time to time of ADWs evidenced by ADWRs issued thereunder. The ADW Deposit Agreement sets forth the rights and obligations of Holders and Beneficial Owners of ADWRs and the rights and duties of the Depositary in respect of the Warrants deposited thereunder and any and all other securities, property and cash from time to time received in respect of such Warrants and held thereunder (such Warrants, securities, property and cash are herein called "Deposited Securities"). Copies of the ADW Deposit Agreement are on file at the Principal Office of the Depositary and with the Custodian. Each Holder and each Beneficial Owner, upon acceptance of any ADWs (or any interest therein) issued in accordance with the terms and conditions of the ADW Deposit Agreement, shall be deemed for all purposes to (a) be a party to and bound by the terms of the ADW Deposit Agreement and applicable ADWR(s), and (b) appoint the Depositary its attorney-in-fact, with full power to delegate, to act on its behalf and to take any and all actions contemplated in the ADW Deposit Agreement and the applicable ADWR(s), to adopt any and all procedures necessary to comply with applicable law and to take such action as the Depositary in its sole discretion may deem necessary or appropriate to carry out the purposes of the ADW Deposit Agreement and the applicable ADWR(s), the taking of such actions to be the conclusive determinant of the necessity and appropriateness thereof.

      The statements made on the face and reverse of this ADWR are summaries of certain provisions of the ADW Deposit Agreement and the Articles of Association of the Company (as in effect on the date of the signing of the ADW Deposit Agreement) and are qualified by and subject to the detailed provisions of the ADW Deposit Agreement and the Articles of Association, to which reference is hereby made. All capitalized terms used herein which are not otherwise defined herein shall have the meanings ascribed thereto in the ADW Deposit Agreement. The Depositary makes no representation or warranty as to the validity or worth of the Deposited Securities. The Depositary has made arrangements for the acceptance of the ADWs into DTC. Each Beneficial Owner of ADWs held through DTC must rely on the procedures of DTC and the DTC Participants to exercise and be entitled to any rights attributable to such ADWs.

      (2) Withdrawal of Deposited Securities. The Holder of this ADWR (and of the ADWs evidenced hereby) shall be entitled to Delivery (at the Custodian's designated office) of the Deposited Securities at the time represented by the ADWs evidenced hereby upon satisfaction of each of the following conditions: (i) the Holder (or a duly authorized attorney of the Holder) has duly Delivered to the Depositary at its Principal Office the ADWs evidenced hereby (and, if applicable, this ADWR evidencing such ADWs) for the purpose of withdrawal of the Deposited Securities represented thereby, (ii) if applicable and so required by the Depositary, this ADWR has been properly endorsed in blank or is accompanied by proper instruments of transfer in blank (including signature guarantees in accordance with standard securities industry practice), (iii) if so required by the Depositary, the Holder of the ADWs has executed and delivered to the Depositary a written order directing the Depositary to cause the Deposited Securities being withdrawn to be Delivered to or upon the written order of the person(s) designated in such order, and (iv) all applicable fees and charges of, and expenses incurred by, the Depositary and all applicable taxes and governmental charges (as are set forth in Section 5.9 of, and Exhibit B to, the ADW Deposit Agreement) have been paid, subject, however, in each case, to the terms and conditions of this ADWR, of the ADW Deposit Agreement, of the Company's Articles of Association, of any applicable laws and the rules of Euroclear France, and to any provisions of or governing the Deposited Securities, in each case as in effect at the time thereof.

      Upon satisfaction of each of the conditions specified above, the Depositary (i) shall cancel the ADWs Delivered to it (and, if applicable, the ADWRs evidencing the ADWs so Delivered), (ii) shall direct the Registrar to record the cancellation of the ADWs so Delivered on the books maintained for such purpose, and (iii) shall direct the Custodian to Deliver (without unreasonable delay) the Deposited Securities represented by the ADWs so canceled together with any certificate or other document of title for the Deposited Securities, or evidence of the electronic transfer thereof (if available), as the case may be, to or upon the written order of the person(s) designated in the order delivered to the Depositary for such purpose, subject however, in each case, to the terms and conditions of the ADW Deposit Agreement, of this ADWR, of the Articles of Association of the Company, of any applicable laws and the rules of Euroclear France, and to the terms and conditions of or governing the Deposited Securities, in each case as in effect at the time thereof.

      The Depositary shall not accept for surrender ADWs representing less than one Warrant. In the case of Delivery to it of ADWs representing a number other than a whole number of Warrants, the Depositary shall cause ownership of the appropriate whole number of Warrants to be Delivered in accordance with the terms hereof, and shall, at the discretion of the Depositary, either (i) return to the person surrendering such ADWs the number of ADWs representing any remaining fractional Warrant, or (ii) sell or cause to be sold the fractional Warrant represented by the ADWs so surrendered and remit the proceeds of such sale (net of (a) applicable fees and charges of, and expenses incurred by, the Depositary and (b) taxes withheld) to the person surrendering the ADWs. Notwithstanding anything else contained in this ADWR or the ADW Deposit Agreement, the Depositary may make delivery at the Principal Office of the Depositary of (i) any cash distributions, or (ii) any proceeds from the sale of any distributions of Warrants or rights, which are at the time held by the Depositary in respect of the Deposited Securities represented by the ADWs surrendered for cancellation and withdrawal. At the request, risk and expense of any Holder so surrendering ADWs represented by this ADWR, and for the account of such Holder, the Depositary shall direct the Custodian to forward (to the extent permitted by law) any cash or other property (other than securities) held by the Custodian in respect of the Deposited Securities represented by such ADWs to the Depositary for delivery at the Principal Office of the Depositary. Such direction shall be given by letter or, at the request, risk and expense of such Holder, by cable, telex or facsimile transmission.

      (3) Transfer, Combination and Split-Up of ADWRs. The Registrar shall register the transfer of this ADWR (and of the ADWs represented hereby) on the books maintained for such purpose and the Depositary shall (x) cancel this ADWR and execute new ADWRs evidencing the same aggregate number of ADWs as those evidenced by this ADWR when canceled by the Depositary, (y) cause the Registrar to countersign such new ADWRs, and (z) Deliver such new ADWRs to or upon the order of the person entitled thereto, if each of the following conditions has been satisfied: (i) this ADWR has been duly Delivered by the Holder (or by a duly authorized attorney of the Holder) to the Depositary at its Principal Office for the purpose of effecting a transfer thereof, (ii) this surrendered ADWR has been properly endorsed or is accompanied by proper instruments of transfer (including signature guarantees in accordance with standard securities industry practice), (iii) this surrendered ADWR has been duly stamped (if required by the laws of the State of New York or of the United States), and (iv) all applicable fees and charges of, and expenses incurred by, the Depositary and all applicable taxes and governmental charges (as are set forth in Section 5.9 of, and Exhibit B to, the ADW Deposit Agreement) have been paid, subject, however, in each case, to the terms and conditions of this ADWR, of the ADW Deposit Agreement, of the Company's Articles of Association and of applicable law and to any provisions of or governing the Deposited Securities, in each case as in effect at the time thereof.

      The Registrar shall register the split-up or combination of this ADWR (and of the ADWs represented hereby) on the books maintained for such purpose and the Depositary shall (x) cancel this ADWR and execute new ADWRs for the number of ADWs requested, but in the aggregate not exceeding the number of ADWs evidenced by this ADWR (when canceled by the Depositary), (y) cause the Registrar to countersign such new ADWRs, and (z) Deliver such new ADWRs to or upon the order of the Holder thereof, if each of the following conditions has been satisfied:
(i) this ADWR has been duly Delivered by the Holder (or by a duly authorized attorney of the Holder) to the Depositary at its Principal Office for the purpose of effecting a split-up or combination hereof, and (ii) all applicable fees and charges of, and expenses incurred by, the Depositary and all applicable taxes and government charges (as are set forth in Section 5.9 of, and Exhibit C to, the ADW Deposit Agreement) have been paid, subject, however, in each case, to the terms and conditions of this ADWR, of the ADW Deposit Agreement, of the Company's Articles of Association and of applicable law and to any provisions of or governing the Deposited Securities, in each case as in effect at the time thereof.

      (4) Pre-Conditions to Registration, Transfer, Etc. As a condition precedent to the execution and delivery, the registration of issuance, transfer, split-up, combination or surrender, of any ADWR, the delivery of any distribution thereon, or the withdrawal of any Deposited Securities, the Depositary or the Custodian may require (i) payment from the depositor of Warrants or presenter of ADWs or of an ADWR of a sum sufficient to reimburse it for any tax or other governmental charge and any stock transfer or registration fee with respect thereto (including any such tax or charge and fee with respect to Warrants being deposited or withdrawn) and payment of any applicable fees and charges of the Depositary as provided in Section 5.9 of the ADW Deposit Agreement and in this ADWR, (ii) the production of proof satisfactory to it as to the identity and genuineness of any signature or any other matters contemplated in Section 3.1 of the ADW Deposit Agreement, and (iii) compliance with (A) any laws or governmental regulations relating to the execution and delivery of ADWRs or ADWs or to the withdrawal of Deposited Securities and (B) such reasonable regulations as the Depositary or the Company may establish consistent with the provisions of this ADWR, the ADW Deposit Agreement, the Warrant Terms and Conditions and applicable law.

      The issuance of ADWs against deposits of Warrants generally or against deposits of particular Warrants may be suspended, or the deposit of particular Warrants may be refused, or the registration of transfer of ADWRs in particular instances may be refused, or the registration of transfer of ADWRs generally may be suspended, during any period when the transfer books of the Company, the Depositary, a Registrar or the Warrant Registrar are closed or if any such action is deemed necessary or advisable by the Depositary or the Company, in good faith, at any time or from time to time because of any requirement of law, any government or governmental body or commission or any securities exchange upon which the Warrants or ADWs are listed, or under any provision of the ADW Deposit Agreement or this ADWR, or under any provision of, or governing, the Deposited Securities, or because of a meeting of warrantholders of the Company or for any other reason, subject in all cases to paragraph (24) hereof. Notwithstanding any provision of the ADW Deposit Agreement or this ADWR to the contrary, Holders are entitled to surrender outstanding ADWs to withdraw the Deposited Securities at any time subject only to (i) temporary delays caused by closing the transfer books of the Depositary or the Company or the deposit of Warrants in connection with voting at a warrantholders' meeting or the payment of distributions, (ii) the payment of fees, taxes and similar charges, (iii) compliance with any U.S. or foreign laws or governmental regulations relating to the ADWRs or to the withdrawal of the Deposited Securities, and (iv) other circumstances specifically contemplated by Instruction I.A.(l) of the General Instructions to Form F-6 (as such General Instructions may be amended from time to time).

      (5) Compliance With Information Requests. Notwithstanding any other provision of the ADW Deposit Agreement or this ADWR, each Holder and Beneficial Owner of the ADWs represented hereby agrees to comply with requests from the Company pursuant to applicable law, the rules and requirements of The New York Stock Exchange, Inc., and of any other stock exchange on which the Warrants or ADWs are, or will be, registered, traded or listed or the Articles of Association of the Company, which are made to provide information, inter alia, as to the capacity in which such Holder or Beneficial Owner owns ADWs (and Warrants, as the case may be) and regarding the identity of any other person(s) interested in such ADWs and the nature of such interest and various other matters, whether or not they are Holders and/or Beneficial Owners at the time of such request.

      (6) Exercise of ADWs. Subject to the terms hereof and, if applicable, the relevant ADWRs, Holders of ADWs may exercise the Warrants represented thereby in multiples of three (3) to purchase Shares upon the terms of the Warrants set forth in the Warrant Terms and Conditions at any time during a Business Day prior to the ADW Expiration Date. In the event that a Holder of ADWs wishes to exercise the Warrants represented by such Holder's ADWs and such Warrants may be exercised at such time, the Holder shall be required to take the following actions: present such Holder's ADWs to the Depositary with (i) instructions to cancel such ADWs and to instruct the Custodian to present the Warrants represented by the ADWs so canceled for exercise to the Warrant Agent, (ii) payment of any and all fees and expenses applicable to the cancellation and exercise of ADWs, and (iii) a copy of the duly completed and signed ADW Exercise Form being delivered by the Holder to the Custodian; and deliver to the Custodian (i) a duly completed and signed ADW Exercise Form at the address set forth thereon, and (ii) the Warrant Exercise Price for each Share to be purchased upon the exercise of the Warrant(s) instructed to be so exercised by the Holder and delivered to the Warrant Agent upon instructions of the Holder. The Warrant Exercise Price shall be accepted by the Custodian only in Euros. The Depositary shall, upon receipt of ADWs as contemplated in (a) above and of payment of all fees payable in connection with the cancellation and exercise of ADWs, (x) cancel the ADWs so presented and (y) instruct the Custodian to deliver as soon as practicable to the Warrant Agent (i) the Warrants represented by the ADWs so canceled for exercise, (ii) the completed and signed ADW Exercise Form received directly from the Holder of the ADWs so canceled, and (iii) the Warrant Exercise Price received directly from the Holder of the ADWs so canceled. The Holder of ADWs shall have the opportunity to elect to receive, upon the exercise of Warrants on its behalf, Shares (in which case the Holder shall need to specify in the ADW Exercise Form, inter alia, the account information for the delivery of such Shares in France) or, subject to the terms hereof and of the ADS Deposit Agreement, ADSs representing the Shares deposited upon the exercise of the Warrants (in which case the Holder shall need to specify in the ADW Exercise Form, inter alia, delivery instructions for the ADSs), in each case subject to payment of the fees and charges of the Depositary. The Holder of an ADW shall be considered the holder of Shares of the Company only upon receipt by the Warrant Agent from the Custodian acting on behalf of the Holder of (i) the requisite Warrants, (ii) duly completed instructions for the exercise of such Warrants, and (iii) the Warrant Exercise Price for each Share to be purchased upon the exercise of such Warrants. There can be no assurance that the Shares or the ADSs deliverable upon exercise of ADWs or Warrants will be transferred to the person exercising the ADWs or Warrants within three (3) Business Days from the date of exercise of the ADWs or Warrants. The Shares issued upon exercise of Warrants will entitle the holder to all distributions made or paid in respect of the fiscal year in which the Warrants are exercised and in respect of all subsequent periods. Such Shares will not entitle the holder to distributions made or paid with respect to the year preceding the year during which such Shares were issued ("prior year distributions"). In the event such Shares are deposited in the depositary receipts facility created by the ADS Deposit Agreement before the distribution of "prior year distributions," the ADSs representing such Shares will be Partial Entitlement ADSs (as such term is defined in the ADS Deposit Agreement) until such time as the Company informs the Depositary that such Shares have been "fully assimilated" (at which point the Restricted Entitlement ADSs so issued will be exchanged for Full Entitlement ADSs (as defined in the ADS Deposit Agreement)). If the number of ADWs exercised is less than the total number of ADWs evidenced by the ADWR presented to the Depositary for cancellation, the Depositary shall issue a new ADWR representing the balance of the ADWs not exercised. No fractional Shares will be issued upon the exercise of Warrants. If the Company at any time suspends the right to exercise Warrants, it shall give timely notice thereof to the Depositary setting forth the term and the reason of such suspension. Upon receipt of such notice of suspension, the Depositary shall give notice thereof to the Holders of ADWs and shall refuse to accept any instruction to cancel ADWs for the purpose of any exercise of Warrants during the period of suspension. Copies of the ADW Exercise Form may be obtained at the Principal Office of the Depositary upon the request of a Holder or Beneficial Owner, subject to payment to the Depositary of any mailing or facsimile transmission expenses incurred by the Depositary.

      (7) Disclosure of Interest. Notwithstanding any other provision of the ADW Deposit Agreement or this ADWR, each Holder and Beneficial Owner agrees, and the Depositary agrees, to comply with the Company's Articles of Association, as they may be amended from time to time, and the laws of The Republic of France with respect to the disclosure requirements regarding ownership of Shares. In the case such disclosure of Shares is required of a Holder or Beneficial Owner, such Holder or Beneficial Owner must at the same time also disclose its ownership of any Warrants, as well as of this ADWR. As of the date of the Agreement, such disclosure requirements regarding ownership of Shares are as follows:

      Pursuant to French law and the Company's Articles of Association, any person or entity that becomes the owner, directly or indirectly, alone or in concert with other persons, of more than one-twentieth, one-tenth, one-fifth, one-third, one-half or two-thirds of the share capital or voting rights (or securities or voting rights representing Shares (which includes ADSs), as discussed below in this paragraph, must so notify the Company by registered letter within five (5) trading days, and the Autorite des Marches Financiers within five (5) trading days, of the date such threshold has been crossed, of the number of Shares it holds or is entitled to hold and the voting rights attached thereto. A holder of Shares is also required to notify the Company and the Autorite des Marches Financiers if the percentage of shares capital or voting rights owned by such holder falls below the levels described in the previous sentence. In addition, any person acquiring more than 10% or 20% of the outstanding shares capital or voting rights of the Company must file a report within 10 trading days with the Company and the Autorite des Marches Financiers, which makes such report available to the public by means of a notice. This report must state whether the acquiror is acting alone or in concert with others and indicate its intention for the following 12-month period, including whether or not it intends to continue its purchases, to acquire the control of the Company or to seek nomination (for itself or for others) to the Company's board of directors. The acquiror must also publish a press release stating its intentions in a prescribed manner. The acquiror may modify its initial intentions in a new statement, provided that this is done on the basis of significant changes in its own situation or those of its shareholders. Upon any change in intention, it must file a new report. Under the regulations of the Autorite des Marches Financiers and subject to limited exemptions, any person, or persons acting in concert, who comes to own more than 33.3% of the share capital or voting rights of the Company must initiate a public tender offer for the remainder of the share capital of the Company. In order to permit holders of shares capital or voting rights to give the notice required by law, the Company is obligated to file with the Bulletin des Annonces Legales Obligatoires ("BALO") and with the Autorite des Marches Financiers, within five (5) calendar days of the Company's annual ordinary general meeting, information with respect to the total number of votes available as of the date of such meeting. In addition, if the number of available votes changes by 5% or more, the Company is required to publish in the BALO, and to file with the Autorite des Marches Financiers within fifteen (15) calendar days of such change, a notification of the number of votes then available.

      In the event that a Holder or Beneficial Owner fails to comply with the requirements set forth in the preceding paragraph, such Holder or Beneficial Owner shall not be permitted, in accordance with, and subject to limitations provided under French law, to exercise voting rights with respect to any Shares or securities representing Shares or the right to receive Shares exceeding the above-referenced thresholds as to which any required disclosure (as set forth in the preceding paragraph) has not been made until the end of a two-year (2) period following the date on which such Holder or Beneficial Owner has complied with such disclosure requirement. In addition, a French court may, under certain circumstances, eliminate all or part of the voting rights of such Holder or Beneficial Owner for a period not to exceed five (5) years, and such Holder or Beneficial Owner may be subject to criminal penalties.

      In addition, the Company's Articles of Association, as in effect as of the date hereof, provides that any shareholder who directly or indirectly, acting alone or in concert with others, acquires ownership or control of Shares representing 0.5% or any multiple thereof of the Company's share capital and/or voting rights, or whose shareholding falls below any such limit, must inform the Company, within five (5) days of the crossing of the relevant threshold up to and including the time when such Holder's or Beneficial Owner's ownership equals 50% of the Company's share capital and/or voting rights, of the number of Shares then owned by such shareholder. Failure to comply with these notification requirements may result in the Shares in excess of the relevant threshold being deprived of voting rights for all shareholder meetings until the end of a two-year (2) period following the date on which the owner thereof has complied with such notification requirements. Notification shall be made by registered letter with acknowledgment of receipt, stating whether or not the Shares are held on behalf of, under the control of, or in concert with, other legal or natural persons and indicating the date of acquisition or disposition of the Shares triggering such notification and the amount of Shares and voting rights then held by such person.

      In the event that a Holder or Beneficial Owner fails to comply with the requirements of the Company's Articles of Association set forth in the preceding paragraph, such Holder or Beneficial Owner, upon request of a holder or holders of 0.5% or more of the share capital of the Company, shall not be permitted, in accordance with, and subject to the limitations provided under French law, to exercise voting rights with respect to any Shares or as to which any required disclosure (as set forth in the preceding paragraph) has not been made. Such disqualification shall only apply to Shares in excess of the applicable threshold.

      Any person or entity that becomes the Holder or Beneficial Owner, directly or indirectly, or in concert with other shareholders of Shares or shares assimilated to Shares (which include ADSs), as discussed above in this paragraph, representing 2% or more of the share capital of the Company must provide the Company, within five (5) calendar days of reaching such ownership level, with a written notice requesting that all such Shares, as well as any Shares subsequently acquired in excess of that amount, be in registered form. Additionally, pursuant to Article 9 of the Articles of Association, Air France's board of directors may, under certain circumstances, lower such ownership level to 10,000 Shares or shares assimilated to Shares (which include ADSs) or to extend these notification requirements to all shareholders. In order to facilitate compliance with these notification requirements, a Holder of ADSs may deliver to the Depositary its request that a number of Shares represented by Holder's or Beneficial Owner's ADSs be denominated in registered form. Upon receiving such request, as soon as practicable thereafter, the Depositary shall request the Custodian to denominate such Shares in registered form and to thereafter promptly notify the Depositary and the Company that such change has been effectuated at such Holder's or Beneficial Owner's request.

      In addition, a non-resident of France, a non-French company or any group of non-French residents or non-French companies acting in concert or any foreign controlled resident must file a declaration administrative, or administrative notice, with French authorities if its actions would result in (i) its acquisition of more than 33.33% of the share capital or voting rights of the Company, or (ii) an increase in ownership above 33.33% of the share capital or of the voting rights of the Company, unless such non-French resident, group of non-French residents or non-French company or group of non-French companies already controls more than half of the share capital of the Company or voting rights prior to such acquisition or increase. Under such existing administrative rulings, ownership of a French company in which 33.33% or more of the share capital or voting rights are held by a foreign national gives rise to an obligation to file a declaration administrative with the French authorities.

      Notwithstanding anything contained herein to the contrary, the above provisions relating to Shares or voting rights held by a person or an entity also apply to (i) Shares or voting rights held by another person or entity on behalf of such person or entity, (ii) Shares or voting rights held by any company which is directly or indirectly controlled by such person or entity,
(iii) Shares or voting rights held by a third party acting in concert with such person or entity, (iv) Shares or voting rights that such person or entity, or any person or entity referred to in (i), (ii) or (iii) above, is entitled to acquire at its sole option by virtue of an agreement, or (v) the right to acquire Shares or ADSs pursuant to the exercise of Warrants or ADWs, respectively, as if such right had been previously exercised in full.

      In order to facilitate compliance with the notification requirements, a Holder or Beneficial Owner may deliver any notification to the ADS Depositary with respect to Shares represented by ADSs evidenced by ADRs (and to the Depositary with respect to the Shares and ADSs which may be acquired upon exercise of Warrant or ADWs), and the Depositary shall, as soon as practicable, forward such notification to the Company

      (8) Liability of Holder for Taxes and Other Charges. Any French or other tax or other governmental charge payable by the Custodian or by the Depositary with respect to any ADWR, any Deposited Securities or ADWs shall be payable by the Holders and Beneficial Owners to the Depositary. The Company, the Custodian and/or Depositary may withhold or deduct from any distributions made in respect of Deposited Securities and may sell for the account of a Holder and/or Beneficial Owner any or all of the Deposited Securities and apply such distributions and sale proceeds in payment of such taxes (including applicable interest and penalties) or charges, the Holder and the Beneficial Owner hereof remaining liable for any deficiency. The Custodian may refuse the deposit of Warrants and the Depositary may refuse to issue ADWs, deliver ADWRs, exercise ADWs, register the transfer of ADWs, register the split-up or combination of ADWRs and (subject to paragraph (25) hereof) the withdrawal of Deposited

Securities until payment in full of such tax, charge, penalty or interest is received. Every Holder and Beneficial Owner agrees to indemnify the Depositary, the Company, the Custodian, and any of their agents, officers, employees and Affiliates for, and hold each of them harmless from, any claims with respect to taxes (including applicable interest and penalties thereon) arising from any tax benefit obtained for such Holder and/or Beneficial Owner.

      (9) Representations and Warranties of Depositors. Each person depositing Warrants under the ADW Deposit Agreement shall be deemed thereby to represent and warrant that (i) such Warrants and the certificates therefor are duly authorized, validly issued, fully paid, non-assessable and legally obtained by such person, (ii) all preemptive (and similar) rights, if any, with respect to such Warrants have been validly waived or exercised, (iii) the person making such deposit is duly authorized so to do, (iv) the Warrants presented for deposit are free and clear of any lien, encumbrance, security interest, charge, mortgage or adverse claim, (v) the Warrants presented for deposit are not, and the ADWs issuable upon such deposit will not be, Restricted Securities (except as contemplated in Section 2.13 of the ADW Deposit Agreement), and (vi) the Warrants presented for deposit have not been stripped of any rights or entitlements. Such representations and warranties shall survive the deposit and withdrawal of Warrants, the issuance and cancellation of ADWs in respect thereof and the transfer of such ADWs. If any such representations or warranties are false in any way, the Company and the Depositary shall be authorized, at the cost and expense of the person depositing Warrants, to take any and all actions necessary to correct the consequences thereof.

      (10) Filing Proofs, Certificates and Other Information. Any person presenting Warrants for deposit, any Holder and any Beneficial Owner may be required, and every Holder and Beneficial Owner agrees, from time to time to provide to the Depositary and the Custodian such proof of citizenship or residence, taxpayer status, payment of all applicable taxes or other governmental charges, exchange control approval, legal or beneficial ownership of ADWs and Deposited Securities, compliance with applicable laws, the terms of the ADW Deposit Agreement or this ADWR and the provisions of, or governing, the Deposited Securities, to execute such certifications and to make such representations and warranties, and to provide such other information and documentation (or, in the case of Warrants in registered form presented for deposit, such information relating to the registration of Warrants on the books of the Company or of the Warrant Registrar) as the Depositary or the Custodian may deem necessary or proper or as the Company may reasonably require by written request to the Depositary consistent with its obligations under the ADW Deposit Agreement and this ADWR. The Depositary and the Registrar, as applicable, may withhold the execution or delivery or registration of transfer of any ADWR or the distribution or sale of any distribution of rights or of the proceeds thereof or, to the extent not limited by paragraph (25) hereof, the delivery of any Deposited Securities until such proof or other information is filed or such certifications are executed, or such representations are made or such other information and documentation are provided, in each case to the Depositary's, the Registrar's and the Company's satisfaction.

      (11) Charges of Depositary. The Depositary shall charge the following fees:

            (i) Issuance Fee: to any person depositing Warrants or to whom ADWs are issued upon the deposit of Warrants, a fee not in excess of U.S. $5.00 per 100 ADWs (or fraction thereof) so issued under the terms of the ADW Deposit Agreement;


            (ii) Cancellation Fee: to any person surrendering ADWs for cancellation and withdrawal of Deposited Securities, a fee not in excess of U.S. $5.00 per 100 ADWs (or fraction thereof) so surrendered (except as provided for in (iv) and (v) below);

            (iii) Cash Distribution Fee: to any Holder of ADWs, a fee not in excess of U.S. $2.00 per 100 ADWs (or fraction thereof) held for the distribution of cash proceeds (i.e., upon the sale of rights and other entitlements);

            (iv) Exercise of ADWs into Shares: to any person surrendering ADWs in connection with the exercise of ADWs into Shares, a fee not in excess of U.S. $5.00 per 100 ADWs (or fraction thereof) so surrendered for exercise; and

            (v) Exercise of ADWs into ADSs: to any person surrendering ADWs in connection with the exercise of ADWs into ADSs, a fee not in excess of U.S. $2.00 per 100 ADWs (or fraction thereof) so surrendered for exercise.


      In addition, Holders, Beneficial Owners, persons depositing Warrants and persons surrendering ADWs for cancellation and withdrawal of Deposited Securities will be required to pay the following charges:

            (i) taxes (including applicable interest and penalties) and other governmental charges;

            (ii) such registration fees as may from time to time be in effect for the registration of Warrants or other Deposited Securities on the Warrant register and applicable to transfers of Warrants or other Deposited Securities to or from the name of the Custodian, the Depositary or any nominees upon the making of deposits and withdrawals, respectively;

            (iii) such cable, telex and facsimile transmission and delivery expenses as are expressly provided in the ADW Deposit Agreement to be at the expense of the person depositing or withdrawing Warrants or Holders and Beneficial Owners of ADWs;

            (iv) the expenses and charges incurred by the Depositary in the conversion of foreign currency;

            (v) such fees and expenses as are incurred by the Depositary in connection with compliance with exchange control regulations and other regulatory requirements applicable to Warrants, Deposited Securities, ADWs and ADWRs; and

            (vi) the fees and expenses incurred by the Depositary, the Custodian or any nominee in connection with the delivery or servicing of Deposited Securities.

      Any other charges and expenses of the Depositary under the ADW Deposit Agreement will be paid by the Company upon agreement between the Depositary and the Company. All fees and charges may, at any time and from time to time, be changed by agreement between the Depositary and Company but, in the case of fees and charges payable by Holders or Beneficial Owners, only in the manner contemplated by paragraph (23) of this ADWR. The Depositary will provide, without charge, a copy of its latest fee schedule to anyone upon request. The charges and expenses of the Custodian are for the sole account of the Depositary.

      (12) Title to ADWRs. It is a condition of this ADWR, and every successive Holder of this ADWR by accepting or holding the same consents and agrees, that title to this ADWR (and to each ADW evidenced hereby) shall be transferable upon the same terms as a certificated security under the laws of the State of New York, provided that the ADWR has been properly endorsed or is accompanied by proper instruments of transfer. Notwithstanding any notice to the contrary, the Depositary and the Company may deem and treat the Holder of this ADWR (that is, the person in whose name this ADWR is registered on the books of the Depositary) as the absolute owner thereof for all purposes. Neither the Depositary nor the Company shall have any obligation nor be subject to any liability under the ADW Deposit Agreement or this ADWR to any holder of this ADWR or any Beneficial Owner unless such holder is the Holder of this ADWR registered on the books of the Depositary or, in the case of a Beneficial Owner, such Beneficial Owner or the Beneficial Owner's representative is the Holder registered on the books of the Depositary.

      (13) Validity of ADWR. The Holder(s) of this ADWR (and the ADWs represented hereby) shall not be entitled to any benefits under the ADW Deposit Agreement or be valid or enforceable for any purpose against the Depositary or the Company unless this ADWR has been (i) dated, (ii) signed by the manual or facsimile signature of a duly-authorized signatory of the Depositary, (iii) countersigned by the manual or facsimile signature of a duly-authorized signatory of the Registrar, and (iv) registered in the books maintained by the Registrar for the registration of issuances and transfers of ADWRs. ADWRs bearing the facsimile signature of a duly-authorized signatory of the Depositary or the Registrar, who at the time of signature was a duly authorized signatory of the Depositary or the Registrar, as the case may be, shall bind the Depositary, notwithstanding the fact that such signatory has ceased to be so authorized prior to the delivery of such ADWR by the Depositary.

      (14) Available Information; Reports; Inspection of Transfer Books. The Company is subject to the periodic reporting requirements of the Exchange Act and accordingly files certain information with the Commission. These reports and documents can be inspected and copied at the public reference facilities maintained by the Commission located at Judiciary Plaza, 450 Fifth Street, N.W., Washington D.C. 20549 and may be retrieved from the Commission's website (www.sec.gov). The Depositary shall make available for inspection by Holders at its Principal Office any reports and communications, including any proxy soliciting materials, received from the Company which are both (a) received by the Depositary, the Custodian, or the nominee of either of them as the holder of the Deposited Securities and (b) made generally available to the holders of such Deposited Securities by the Company.

      The Registrar shall keep books for the registration of issuances and transfers of ADWRs which at all reasonable times shall be open for inspection by the Company and by the Holders of such ADWRs, provided that such inspection shall not be, to the Registrar's knowledge, for the purpose of communicating with Holders of such ADWRs in the interest of a business or object other than the business of the Company or other than a matter related to the ADW Deposit Agreement or the ADWRs.

      The Registrar may close the transfer books with respect to the ADWRs, at any time or from time to time, when deemed necessary or advisable by it in good faith in connection with the performance of its duties hereunder, or at the reasonable written request of the Company subject, in all cases, to paragraph
(25) hereof.

      UNDER FRENCH LAW AND THE COMPANY'S ARTICLES OF ASSOCIATION, THE HOLDER OF THIS ADWR MAY HAVE CERTAIN DISCLOSURE OBLIGATIONS, AS SET FORTH IN PARAGRAPH (7) HEREOF. FAILURE TO COMPLY WITH SUCH OBLIGATIONS COULD AFFECT SUCH HOLDER'S VOTING RIGHTS.

Dated:

CITIBANK, N.A.                                   CITIBANK, N.A.
Transfer Agent and Registrar                     as Depositary


By:                                              By:
    Authorized Signatory                             Authorized Signatory

      The address of the Principal Office of the Depositary is 111 Wall Street, New York, New York 10043, U.S.A.

                            [FORM OF REVERSE OF ADWR]

                    SUMMARY OF CERTAIN ADDITIONAL PROVISIONS

                          OF THE ADW DEPOSIT AGREEMENT

      (15) Distributions in Cash, Warrants, etc. Whenever the Depositary receives confirmation from the Custodian of receipt of any cash distribution on any Deposited Securities, or receives proceeds from the sale of any Deposited Securities or of any entitlements held in respect of Deposited Securities under the terms of the ADW Deposit Agreement, the Depositary will, subject to French laws and regulations, (i) if at the time of receipt thereof any amounts received in a Foreign Currency can in the judgment of the Depositary (upon the terms of the ADW Deposit Agreement), be converted on a practicable basis into Dollars transferable to the United States, promptly convert or cause to be converted such cash distribution or proceeds into Dollars (upon the terms of the ADW Deposit Agreement), (ii) if applicable, establish the ADW Record Date upon the terms described in Section 4.10 of the ADW Deposit Agreement, and (iii) distribute promptly the amount thus received (net of (a) applicable fees and charges of, and expenses incurred by, the Depositary and (b) taxes withheld) to the Holders entitled thereto as of the ADW Record Date in proportion to the number of ADWs held as of the ADW Record Date. The Depositary shall distribute only such amount, however, as can be distributed without attributing to any Holder a fraction of one cent, and any balance not so distributed shall be held by the Depositary (without liability for interest thereon) and shall be added to and become part of the next sum received by the Depositary for distribution to Holders of ADWs then outstanding at the time of the next distribution. If the Company, the Custodian or the Depositary is required to withhold and does withhold from any cash distribution in respect of any Deposited Securities an amount on account of taxes, duties or other governmental charges, the amount distributed to Holders on the ADWs representing such Deposited Securities shall be reduced accordingly. Such withheld amounts shall be forwarded by the Company, the Custodian or the Depositary to the relevant governmental authority.

      If any distribution upon any Deposited Securities consists of a free distribution of Warrants, the Company shall cause such Warrants to be deposited with the Custodian and registered, as the case may be, in the name of the Depositary, the Custodian or their respective nominees. Upon receipt of confirmation of such deposit from the Custodian, the Depositary shall, subject to and in accordance with the ADW Deposit Agreement, establish the ADW Record Date upon the terms described in Section 4.10 of the ADW Deposit Agreement and either (i) the Depositary shall, subject to Section 5.9 of the ADW Deposit Agreement, distribute to the Holders as of the ADW Record Date in proportion to the number of ADWs held as of the ADW Record Date, additional ADWs, which represent in aggregate the number of Warrants received as such free distribution, subject to the other terms of the ADW Deposit Agreement (including, without limitation, (a) the applicable fees and charges of, and expenses incurred by, the Depositary and (b) taxes), or (ii) if additional ADWs are not so distributed, each ADW issued and outstanding after the ADW Record Date shall, to the extent permissible by law, thenceforth also represent rights and interest in the additional integral number of Warrants distributed upon the Deposited Securities represented thereby (net of (a) the applicable fees and charges of, and expenses incurred by, the Depositary, and (b) taxes). In lieu of delivering fractional ADWs, the Depositary shall sell the number of Warrants or ADWs, as the case may be, represented by the aggregate of such fractions and distribute the net proceeds upon the terms set forth in the ADW Deposit Agreement.

      In the event that the Depositary determines that any distribution in property (including Warrants) is subject to any tax or other governmental charges which the Depositary is obligated to withhold, or, if the Company in the fulfillment of its obligations under Section 5.7 of the ADW Deposit Agreement, has furnished an opinion of U.S. counsel determining that Warrants must be registered under the Securities Act or other laws in order to be distributed to Holders (and no such registration statement has been declared effective), the Depositary may dispose of all or a portion of such property (including Warrants and rights to subscribe therefor) in such amounts and in such manner, including by public or private sale, as the Depositary deems necessary and practicable, and the Depositary shall distribute the net proceeds of any such sale (after deduction of (a) taxes and (b) fees and charges of, and the expenses incurred by, the Depositary) to Holders entitled thereto upon the terms described in
Section 4.1 of the ADW Deposit Agreement. The Depositary shall hold and/or distribute any unsold balance of such property in accordance with the provisions of the ADW Deposit Agreement.

      Upon timely receipt of a notice indicating that the Company wishes an elective distribution to be made available to Holders of ADWs upon the terms described in the ADW Deposit Agreement, the Company and the Depositary shall determine whether such distribution is lawful and reasonably practicable. If so, the Depositary shall, subject to the terms and conditions of the ADW Deposit Agreement, establish an ADW Record Date according to paragraph (17) and establish procedures to enable the Holder hereof to elect to receive the proposed distribution in cash or in additional ADWs. If a Holder elects to receive the distribution in cash, the distribution shall be made as in the case of a distribution in cash. If the Holder hereof elects to receive the distribution in additional ADWs, the distribution shall be made as in the case of a distribution in Warrants upon the terms described in the ADW Deposit Agreement. If such elective distribution is not reasonably practicable or if the Depositary did not receive satisfactory documentation set forth in the ADW Deposit Agreement, the Depositary shall, to the extent permitted by law, distribute to Holders, on the basis of the same determination as is made in The Republic of France in respect of the Warrants for which no election is made, either (x) cash or (y) additional ADWs representing such additional Warrants, in each case, upon the terms described in the ADW Deposit Agreement. Nothing herein or in the ADW Deposit Agreement shall obligate the Depositary to make available to the Holder hereof a method to receive the elective distribution in Warrants (rather than ADWs). There can be no assurance that the Holder hereof will be given the opportunity to receive elective distributions on the same terms and conditions as the holders of Warrants.

      Upon timely receipt by the Depositary of a notice indicating that the Company wishes rights to subscribe for additional Warrants to be made available to Holders of ADWs, the Depositary upon consultation with the Company, shall determine, whether it is lawful and reasonably practicable to make such rights available to the Holders. The Depositary shall make such rights available to any Holders only if (i) the Company shall have timely requested that such rights be made available to Holders, (ii) the Depositary shall have received the documentation contemplated in the ADW Deposit Agreement, and (iii) the Depositary shall have determined that such distribution of rights is reasonably practicable. If such conditions are not satisfied, the Depositary shall sell the rights as described below. In the event all conditions set forth above are satisfied, the Depositary shall establish an ADW Record Date (upon the terms described in the ADW Deposit Agreement) and establish procedures (x) to distribute rights to purchase additional ADWs (by means of warrants or otherwise), (y) to enable the Holders to exercise such rights (upon payment of the subscription price and of the applicable (a) fees and charges of, and expenses incurred by, the Depositary and (b) taxes), and (z) to deliver ADWs upon the valid exercise of such rights. Nothing herein or in the ADW Deposit Agreement shall obligate the Depositary to make available to the Holders a method to exercise rights to subscribe for Warrants (rather than ADWs). If (i) the Company does not timely request the Depositary to make the rights available to Holders or requests that the rights not be made available to Holders, (ii) the Depositary fails to receive the documentation required by the ADW Deposit Agreement or determines it is not reasonably practicable to make the rights available to Holders, or (iii) any rights made available are not exercised and appear to be about to lapse, the Depositary shall determine whether it is lawful and reasonably practicable to sell such rights, in a riskless principal capacity, at such place and upon such terms (including public and private sale) as it may deem practicable. The Company shall assist the Depositary to the extent necessary to determine such legality and practicability. The Depositary shall, upon such sale, convert and distribute proceeds of such sale (net of applicable (a) fees and charges of, and expenses incurred by, the Depositary and
(b) taxes) upon the terms hereof and of the ADW Deposit Agreement. If the Depositary is unable to make any rights available to Holders or to arrange for the sale of the rights upon the terms described above, the Depositary shall allow such rights to lapse. The Depositary shall not be responsible for (i) any failure to determine that it may be lawful or practicable to make such rights available to Holders in general or any Holders in particular, (ii) any foreign exchange exposure or loss incurred in connection with such sale or exercise, or
(iii) the content of any materials forwarded to the ADWR Holders on behalf of the Company in connection with the rights distribution.

      Notwithstanding anything herein or in the ADW Deposit Agreement to the contrary, if registration (under the Securities Act or any other applicable law) of the rights or the securities to which any rights relate may be required in order for the Company to offer such rights or such securities to Holders and to sell the securities represented by such rights, the Depositary will not distribute such rights to the Holders (i) unless and until a registration statement under the Securities Act (or other applicable law) covering such offering is in effect or (ii) unless the Company furnishes the Depositary opinion(s) of counsel for the Company in the United States and counsel to the Company in any other applicable country in which rights would be distributed, in each case satisfactory to the Depositary, to the effect that the offering and sale of such securities to Holders and Beneficial Owners are exempt from, or do not require registration under, the provisions of the Securities Act or any other applicable laws. In the event that the Company, the Depositary or the Custodian shall be required to withhold and does withhold from any distribution of property (including rights) an amount on account of taxes or other governmental charges, the amount distributed to the Holders of ADWs representing such Deposited Securities shall be reduced accordingly. In the event that the Depositary determines that any distribution in property (including Warrants and rights to subscribe therefor) is subject to any tax or other governmental charges which the Depositary is obligated to withhold, the Depositary may dispose of all or a portion of such property (including Warrants and rights to subscribe therefor) in such amounts and in such manner, including by public or private sale, as the Depositary deems necessary and practicable to pay any such taxes or charges.

      There can be no assurance that Holders generally, or any Holder in particular, will be given the opportunity to receive or exercise rights on the same terms and conditions as the holders of Warrants or to exercise such rights. Nothing herein or in the ADW Deposit Agreement shall obligate the Company to file any registration statement in respect of any rights or Warrants or other securities to be acquired upon the exercise of such rights.

      Upon receipt of a notice indicating that the Company wishes property other than cash, Warrants or rights to purchase additional Warrants, to be made to Holders of ADWs, the Depositary shall determine whether such distribution to Holders is lawful and reasonably practicable. The Depositary shall not make such distribution unless (i) the Company shall have requested the Depositary to make such distribution to Holders, (ii) the Depositary shall have received the documentation contemplated in the ADW Deposit Agreement, and (iii) the Depositary shall have determined that such distribution is reasonably practicable. Upon satisfaction of such conditions, the Depositary shall distribute the property so received to the Holders of record, as of the ADW Record Date (established upon the terms described in Section 4.9 of the ADW Deposit Agreement), in proportion to the number of ADWs held by them respectively and in such manner as the Depositary may deem practicable for accomplishing such distribution (i) upon receipt of payment or net of the applicable fees and charges of, and expenses incurred by, the Depositary, and
(ii) net of any taxes withheld. The Depositary may dispose of all or a portion of the property so distributed and deposited, in such amounts and in such manner (including public or private sale) as the Depositary may deem practicable or necessary to satisfy any taxes (including applicable interest and penalties) or other governmental charges applicable to the distribution.

      If the conditions above are not satisfied, the Depositary shall sell or cause such property to be sold in a public or private sale, at such place or places and upon such terms as it may deem practicable and shall (i) cause the proceeds of such sale, if any, to be converted into Dollars and (ii) distribute the proceeds of such conversion received by the Depositary (net of applicable
(a) fees and charges of, and expenses incurred by, the Depositary and (b) taxes) to the Holders as of the ADW Record Date upon the terms hereof and of the ADW Deposit Agreement. If the Depositary is unable to sell such property, the Depositary may dispose of such property for the account of the Holders in any way it deems reasonably practicable under the circumstances.

      (16) Redemption. Upon timely receipt of notice from the Company that it intends to exercise its right of redemption in respect of any of the Deposited Securities, and a satisfactory opinion of counsel, and upon determining that such proposed redemption is practicable, the Depositary shall (to the extent practicable) provide to each Holder a notice setting forth the Company's intention to exercise the redemption rights and any other particulars set forth in the Company's notice to the Depositary. Upon receipt of confirmation from the Custodian that the redemption has taken place and that funds representing the redemption price have been received, the Depositary shall convert, transfer, and distribute the proceeds (net of applicable (a) fees and charges of, and expenses incurred by, the Depositary, and (b) taxes), retire ADWs and cancel ADWRs, if applicable, upon delivery of such ADWs by Holders thereof upon the terms of the ADW Deposit Agreement. If less than all outstanding Deposited Securities are redeemed, the ADWs to be retired will be selected by lot or on a pro rata basis, as may be determined by the Depositary. The redemption price per ADW shall be the dollar equivalent of the per Warrant amount received by the Depositary (adjusted to reflect the ADW(s)-to-Warrant(s) ratio) upon the redemption of the Deposited Securities represented by ADWs (subject to the terms of the ADW Deposit Agreement and the applicable fees and charges of, and expenses incurred by, the Depositary, and taxes) multiplied by the number of Deposited Securities represented by each ADW redeemed.

      (17) Fixing of ADW Record Date. Whenever the Depositary shall receive notice of the fixing of a record date by the Company for the determination of holders of Deposited Securities entitled to receive any distribution (whether in cash, Warrants, rights or other distribution), or whenever for any reason the Depositary causes a change in the number of Warrants that are represented by each ADW, or whenever the Depositary shall receive notice of any meeting of, or solicitation of consents or proxies of, holders of Warrants or other Deposited Securities, or whenever the Depositary shall find it necessary or convenient in connection with the giving of any notice, solicitation of any consent or any other matter, the Depositary shall fix a record date ("ADW Record Date") for the determination of the Holders of ADWRs who shall be entitled to receive such distribution, to give instructions for the exercise of voting rights at any such meeting, to give or withhold such consent, to receive such notice or solicitation or to otherwise take action, or to exercise the rights of Holders with respect to such changed number of Warrants represented by each ADW. Subject to applicable law and the terms and conditions of this ADWR and the ADW Deposit Agreement, only the Holders of ADWRs at the close of business in New York on such ADW Record Date shall be entitled to receive such distributions, to give such instructions, to receive such notice or solicitation, or otherwise take action.

      (18) Voting of Deposited Securities. As soon as practicable after receipt of notice of any meeting at which the holders of Deposited Securities are entitled to vote, or of solicitation of consents or proxies from holders of Deposited Securities, the Depositary shall fix the ADW Record Date in respect of such meeting or solicitation of consent or proxy in accordance with Section 4.10 of the ADW Deposit Agreement. The Depositary shall, if requested by the Company in writing in a timely manner, at the Company's expense and provided no U.S. legal prohibitions exist, distribute to Holders as of the ADW Record Date: (a) an English summary of such notice of meeting or solicitation of consent or proxy in the format provided by the Company for such purposes, (b) a statement that the Holders at the close of business on the ADW Record Date will be entitled, subject to French law, the Articles of Association of the Company, the provisions of the ADW Deposit Agreement, the ADWR representing the ADWs and the provisions of or governing the Deposited Securities (which provisions, if any, shall be summarized in English in pertinent part by the Company), to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the Deposited Securities represented by such Holder's ADWs, and (c) a brief statement as to the manner in which such instructions may be given. Upon the timely receipt of instructions (in the manner deemed acceptable to the Depositary) of a Holder of ADWs as of such record date, the Depositary shall endeavor, insofar as practicable and permitted under applicable law and the provisions of the Articles of Associations and the Warrant Terms and Conditions, to cause the Custodian to exercise voting or consent rights attached to Warrants represented by ADWs in accordance with such instructions.

      Neither the Depositary nor the Custodian shall, under any circumstances exercise any discretion as to any voting or consent rights that may derive from or arise from the Warrants and neither the Depositary nor the Custodian shall vote, attempt to exercise the right to vote on or consent to any matter, or in any way make use of the Warrants or other Deposited Securities represented by ADWs except pursuant to and in accordance with voting or consent instructions timely received from Holders. No vote shall be exercised and no consent shall be given in respect of any Warrants or other Deposited Securities represented by ADWs in respect of which no specific voting or consent instructions are received by the Depositary from the Holder thereof.

      There can be no assurance that Holders generally or any Holder in particular will receive the notice described above with sufficient time to enable the Holder to return voting or consent instructions to the Depositary or otherwise satisfy the conditions to voting their ADWs in a timely manner or that the Custodian will have the legal authority to give effect to any such instructions received from Holders.

      Neither the Depositary nor the Custodian shall under any circumstances exercise any discretion as to voting and neither the Depositary nor the Custodian shall vote, attempt to exercise the right to vote, or in any way make use of the Deposited Securities represented by ADWs, except pursuant to and in accordance with the voting instructions timely received from Holders or as otherwise contemplated herein. Deposited Securities represented by ADWs for which no timely voting instructions are received by the Depositary from the Holder shall not be voted.

      Subject to applicable laws or rules of any securities exchange on which the Deposited Securities are listed or traded, at least three (3) Business Days prior to the date of a meeting, the Depositary shall, unless the Company has agreed to a later Receipt Date, deliver to the Company a tabulation of the voting instructions received from Holders of ADWs, if any, and the Depositary shall vote, or cause to be voted, the Deposited Securities represented by such Holders' ADWs in accordance with such instructions.

      Notwithstanding anything else contained in the ADW Deposit Agreement or any ADWR to the contrary, the Depositary and the Company may, by agreement between them, with notice to the Holders, modify, amend or adopt additional voting procedures from time to time as they determine may be necessary or appropriate (subject, in each case, to the terms of Sections 6.1 and 7.8 of the ADW Deposit Agreement).

      Notwithstanding anything else contained in the ADW Deposit Agreement or any ADWR, the Depositary shall not have any obligation to take any action with respect to any meeting, or solicitation of consents or proxies, of holders of Deposited Securities if the taking of such action would violate U.S. laws.

      (19) Changes Affecting Deposited Securities. Upon any change in nominal or par value, split-up, cancellation, consolidation or any other reclassification of Deposited Securities, or upon any recapitalization, reorganization, merger or consolidation or sale of assets affecting the Company or to which it is a party, any securities which shall be received by the Depositary or the Custodian in exchange for, or in conversion of or replacement of or otherwise in respect of, such Deposited Securities shall, to the extent permitted by law, be treated as new Deposited Securities under the ADW Deposit Agreement, and the ADWRs shall, subject to the provisions of the ADW Deposit Agreement and applicable law, evidence ADWs representing the right to receive such additional securities. The Depositary may, with the Company's approval, and shall, if the Company shall so request, subject to the terms of the ADW Deposit Agreement and receipt of an opinion of counsel to the Company satisfactory to the Depositary that such distributions are not in violation of any applicable laws or regulations, execute and deliver additional ADWRs as in the case of a stock distribution on the Warrants, or call for the surrender of outstanding ADWRs to be exchanged for new ADWRs, in either case, as well as in the event of newly deposited Warrants, with necessary modifications to the form of ADWR contained in this Exhibit A to the ADW Deposit Agreement, specifically describing such new Deposited Securities or corporate change. The Company agrees to, jointly with the Depositary, amend the Registration Statement on Form F-6 as filed with the Commission to permit the issuance of such new form of ADWRs. Notwithstanding the foregoing, in the event that any security so received may not lawfully be treated as new Deposited Securities or may not be lawfully distributed to Holders, the Depositary may, with the Company's approval and shall, if the Company requests, sell such securities at public or private sale, at such place or places and upon such terms as it may deem proper and may allocate the net proceeds of such sales (net of (a) fees and charges of, and expenses incurred by, the Depositary and (b) taxes) for the account of the Holders otherwise entitled to such securities upon an averaged or other practicable basis without regard to any distinctions among such Holders and distribute the net proceeds so allocated to the extent practicable as in the case of a distribution received in cash pursuant to the ADW Deposit Agreement. The Depositary shall not be responsible for (i) any failure to determine that it may be lawful or feasible to make such securities available to any Holders in general or any Holder in particular, (ii) any foreign exchange exposure or loss incurred in connection with such sale, or
(iii) any liability to the purchaser of such securities.

      (20) Exoneration. Neither the Depositary nor the Company shall be obligated to do or perform any act which is inconsistent with the provisions of the ADW Deposit Agreement or incur any liability (i) if the Depositary or the Company shall be prevented or forbidden from, or delayed in, doing or performing any act or thing required by the terms of the ADW Deposit Agreement and this ADWR, by reason of any provision of any present or future law or regulation of the United States, The Republic of France or any other country, or of any other governmental authority or regulatory authority or stock exchange, or on account of possible criminal or civil penalties or restraint, or by reason of any provision, present or future, of the Articles of Association of the Company or any provision of or governing any Deposited Securities (including, without limitation, the Warrant Terms and Conditions), or by reason of any act of God or war or terrorism or other circumstances beyond its control (including, without limitation, nationalization, expropriation, currency restrictions, work stoppage, strikes, civil unrest, acts of terrorism, revolutions, rebellions, explosions and computer failure), (ii) by reason of any exercise of, or failure to exercise, any discretion provided for in the ADW Deposit Agreement or in the Articles of Association of the Company or provisions of or governing Deposited Securities, (iii) for any action or inaction in reliance upon the advice of or information from legal counsel, accountants, any person presenting Warrants for deposit, any Holder, any Beneficial Owner or authorized representative thereof, or any other person believed by it in good faith to be competent to give such advice or information, (iv) for the inability by a Holder or Beneficial Owner to benefit from any distribution, offering, right or other benefit which is made available to holders of Deposited Securities but is not, under the terms of the ADW Deposit Agreement, made available to Holders of ADWs or (v) for any consequential or punitive damages for any breach of the terms of the ADW Deposit Agreement. The Depositary, its controlling persons, its agents, any Custodian and the Company, its controlling persons and its agents may rely and shall be protected in acting upon any written notice, request or other document believed by it to be genuine and to have been signed or presented by the proper party or parties. No disclaimer of liability under the Securities Act is intended by any provision of the ADW Deposit Agreement or this ADWR.

      (21) Standard of Care. The Company and the Depositary assume no obligation and shall not be subject to any liability under the ADW Deposit Agreement or this ADWR to any Holder(s) or Beneficial Owner(s), except that the Company and Depositary agree to perform their respective obligations specifically set forth in the ADW Deposit Agreement and this ADWR without negligence or bad faith. The Depositary and its agents shall not be liable for any failure to carry out any instructions to vote any of the Deposited Securities, or for the manner in which any vote is cast or the effect of any vote, provided that any such action or omission is in good faith and in accordance with the terms of this ADW Deposit Agreement. The Depositary shall not incur any liability for any failure to determine that any distribution or action may be lawful or reasonably practicable, for the content of any information submitted to it by the Company for distribution to the Holders or for any inaccuracy of any translation thereof, for any investment risk associated with acquiring an interest in the Deposited Securities, for the validity or worth of the Deposited Securities or for any tax consequences that may result from the ownership of ADWs, Warrants or Deposited Securities, for the credit-worthiness of any third party, for allowing any rights to lapse upon the terms of the ADW Deposit Agreement or for the failure or timeliness of any notice from the Company.

      (22) Resignation and Removal of the Depositary; Appointment of Successor Depositary. The Depositary may at any time resign as Depositary under the ADW Deposit Agreement by written notice of resignation delivered to the Company, such resignation to be effective on the earlier of (i) the 90th day after delivery thereof to the Company, or (ii) upon the appointment by the Company of a successor depositary and its acceptance of such appointment as provided in the ADW Deposit Agreement. The Depositary may at any time be removed by the Company by written notice of such removal, which removal shall be effective on the later of (i) the 90th day after delivery thereof to the Depositary (whereupon the Depositary shall be entitled to take the actions contemplated in Section 6.2 of the ADW Deposit Agreement), or (ii) upon the appointment by the Company of a successor depositary and its acceptance of such appointment as provided in the ADW Deposit Agreement. In case at any time the Depositary acting hereunder shall resign or be removed, the Company shall use its best efforts to appoint a successor depositary, which shall be a bank or trust company having an office in the Borough of Manhattan, the City of New York. Every successor depositary shall be required by the Company to execute and deliver to its predecessor and to the Company an instrument in writing accepting its appointment hereunder, and thereupon such successor depositary, without any further act or deed (except as required by applicable law), shall become fully vested with all the rights, powers, duties and obligations of its predecessor (other than as contemplated in the ADW Deposit Agreement). The predecessor depositary, upon payment of all sums due it and on the written request of the Company, shall (i) execute and deliver an instrument transferring to such successor all rights and powers of such predecessor hereunder (other than as contemplated in the ADW Deposit Agreement),
(ii) duly assign, transfer and deliver all right, title and interest to the Deposited Securities to such successor, and (iii) deliver to such successor a list of the Holders of all outstanding ADWRs and such other information relating to ADWRs and Holders thereof as the successor may reasonably request. Any such successor depositary shall promptly provide notice of its appointment to such Holders. Any corporation into or with which the Depositary may be merged or consolidated shall be the successor of the Depositary without the execution or filing of any document or any further act.

      (23) Amendment/Supplement. Subject to the terms and conditions of this paragraph (23), the ADW Deposit Agreement and applicable law, this ADWR and any provisions of the ADW Deposit Agreement may at any time and from time to time be amended or supplemented by written agreement between the Company and the Depositary in any respect which they may deem necessary or desirable without the prior written consent of the Holders or Beneficial Owners. Any amendment or supplement which shall impose or increase any fees or charges (other than the charges in connection with foreign exchange control regulations, and taxes and other governmental charges, delivery and other such expenses), or which shall otherwise materially prejudice any substantial existing right of Holders or Beneficial Owners, shall not, however, become effective as to outstanding ADWRs until the expiration of thirty (30) days after notice of such amendment or supplement shall have been given to the Holders of outstanding ADWRs. The parties hereto agree that any amendments or supplements which (i) are reasonably necessary (as agreed by the Company and the Depositary) in order for (a) the ADWs to be registered on Form F-6 under the Securities Act or (b) the ADWs to be settled solely in electronic book-entry form and (ii) do not in either such case impose or increase any fees or charges to be borne by Holders, shall be deemed not to materially prejudice any substantial rights of Holders or Beneficial Owners. Every Holder and Beneficial Owner at the time any amendment or supplement so becomes effective shall be deemed, by continuing to hold such ADWs, to consent and agree to such amendment or supplement and to be bound by the ADW Deposit Agreement and this ADWR as amended or supplemented thereby. In no event shall any amendment or supplement impair the right of the Holder to surrender such ADWR and receive therefor the Deposited Securities represented thereby, except in order to comply with mandatory provisions of applicable law. Notwithstanding the foregoing, if any governmental body should adopt new laws, rules or regulations which would require an amendment of, or supplement to, the ADW Deposit Agreement to ensure compliance therewith, the Company and the Depositary may amend or supplement the ADW Deposit Agreement and this ADWR at any time in accordance with such changed laws, rules or regulations. Such amendment or supplement to the ADW Deposit Agreement in such circumstances may become effective before a notice of such amendment or supplement is given to Holders or within any other period of time as required for compliance with such laws, or rules or regulations.

      (24) Expiration/Termination. On the ADW Expiration Date, the ADWs and the ADW Deposit Agreement and the rights and obligations of the parties thereto shall automatically expire (except as otherwise specifically set forth herein) and the ADWs and the ADWRs issued upon the terms hereof shall automatically expire and become void. Warrants held by the Custodian between the ADW Expiration Date and the Warrant Expiration Date for which no ADW Exercise Instruction and Warrant Exercise Price have been delivered shall be held by the Custodian solely on behalf of the Holders and Beneficial Owners of ADWs outstanding immediately prior to the ADW Expiration Date and shall be so held solely for the purpose of allowing such Warrants to expire unexercised. Upon expiration of the ADW Deposit Agreement, the Depositary shall be discharged from all obligations under the ADW Deposit Agreement with respect to the ADWs, the ADWRs and the Deposited Securities, except to account for any net proceeds or other cash (after deducting or charging, as the case may be, in each case the applicable charges of the Depositary and the expenses for the account of Holders under the ADW Deposit Agreement and any applicable taxes, governmental charges or assessments). The Depositary shall, at any time at the written direction of the Company, terminate the ADW Deposit Agreement by providing notice of such termination to the Holders of all ADWs then outstanding at least thirty (30) days prior to the date fixed in such notice for such termination. If ninety (90) days shall have expired after (i) the Depositary shall have delivered to the Company a written notice of its election to resign, or (ii) the Company shall have delivered to the Depositary a written notice of the removal of the Depositary, and in either case a successor depositary shall not have been appointed and accepted its appointment as provided in Section 5.4 of the ADW

Deposit Agreement, the Depositary may terminate the ADW Deposit Agreement by providing notice of such termination to the Holders of all ADWRs then outstanding at least thirty (30) days prior to the date fixed for such termination. On, and for six months after, the date of termination of the ADW Deposit Agreement, the Holder of an ADW will, upon surrender of such ADW at the Principal Office of the Depositary, upon the payment of the charges of the Depositary for the surrender of ADWs referred to in Section 2.7 of the ADW Deposit Agreement and subject to the conditions and restrictions therein set forth, and upon payment of any applicable taxes or governmental charges, be entitled to Delivery, to him or upon his order, of the amount of Deposited Securities represented by such ADW. If any ADWs shall remain outstanding after the date of termination of the ADW Deposit Agreement, the Registrar thereafter shall discontinue the registration of transfers of ADWs, and the Depositary shall suspend distributions to the Holders thereof, and shall not give any further notices or perform any further acts under the ADW Deposit Agreement, except that the Depositary shall continue for six months after the date of termination to collect distributions pertaining to Deposited Securities, shall sell rights as provided in the ADW Deposit Agreement, and shall continue to deliver Deposited Securities, subject to the conditions and restrictions set forth in Section 2.7 of the ADW Deposit Agreement, together with any distributions received with respect thereto and the net proceeds of the sale of any rights or other property, in exchange for ADWs surrendered to the Depositary (after deducting, or charging, as the case may be, in each case, the charges of the Depositary for the surrender of a ADW, any expenses for the account of the Holder in accordance with the terms and conditions of the ADW Deposit Agreement and any applicable taxes or governmental charges or assessments). At any time after the expiration of six months from the date of termination of the ADW Deposit Agreement, the Depositary may sell the Deposited Securities then held hereunder and may thereafter hold uninvested the net proceeds of any such sale, together with any other cash then held by it hereunder, in an unsegregated account, without liability for interest for the pro rata benefit of the Holders whose ADWs have not theretofore been surrendered. After making such sale, the Depositary shall be discharged from all obligations under the ADW Deposit Agreement with respect to the ADWs, the Deposited Securities and the ADWRs, except to account for such net proceeds and other cash (after deducting, or charging, as the case may be, in each case, the charges of the Depositary for the surrender of an ADW, any expenses for the account of the Holder in accordance with the terms and conditions of the ADW Deposit Agreement and any applicable taxes or governmental charges or assessments). Upon the termination of the ADW Deposit Agreement, the Company shall be discharged from all obligations under the ADW Deposit Agreement except for its obligations to the Depositary under Sections 5.8, 5.9 and 7.6 of the ADW Deposit Agreement.

      (25) Compliance with U.S. Securities Laws. Notwithstanding any provisions in this ADWR or the ADW Deposit Agreement to the contrary, the withdrawal or delivery of Deposited Securities will not be suspended by the Company or the Depositary except as would be permitted by Instruction I.A.(1) of the General Instructions to the Form F-6 Registration Statement, as amended from time to time, under the Securities Act.

      (26) Certain Rights of the Depositary; Limitations. Subject to the further terms and provisions of this paragraph (26), the Depositary, its Affiliates and their agents, on their own behalf, may own and deal in any class of securities of the Company and its Affiliates and in ADWs. In its capacity as Depositary, the Depositary shall not lend Warrants or ADWs; provided, however, that the Depositary may (i) issue ADWs prior to the receipt of Warrants pursuant to
Section 2.3 of the ADW Deposit Agreement and (ii) deliver Warrants prior to the receipt of ADWs for withdrawal of Deposited Securities pursuant to Section 2.7 of the ADW Deposit Agreement, including ADWs which were issued under (i) above but for which Warrants may not have been received (each such transaction a "Pre-Release Transaction"). The Depositary may receive ADWs in lieu of Warrants under (i) above and receive Warrants in lieu of ADWs under (ii) above. Each such Pre-Release Transaction will be (a) subject to a written agreement whereby the person or entity (the "Applicant") to whom ADWs or Warrants are to be delivered
(w) represents that at the time of the Pre-Release Transaction the Applicant or its customer owns the Warrants or ADWs that are to be delivered by the Applicant under such Pre-Release Transaction, (x) agrees to indicate the Depositary as owner of such Warrants or ADWs in its records and to hold such Warrants or ADWs in trust for the Depositary until such Warrants or ADWs are delivered to the Depositary or the Custodian, (y) unconditionally guarantees to deliver to the Depositary or the Custodian, as applicable, such Warrants or ADWs and (z) agrees to any additional restrictions or requirements that the Depositary deems appropriate, (b) at all times fully collateralized with cash, U.S. government securities or such other collateral as the Depositary deems appropriate, (c) terminable by the Depositary on not more than five (5) business days' notice and
(d) subject to such further indemnities and credit regulations as the Depositary deems appropriate. The Depositary will normally limit the number of ADWs and Warrants involved in such Pre-Release Transactions at any one time to thirty percent (30%) of the ADWs outstanding (without giving effect to ADWs outstanding under (i) above), provided, however, that the Depositary reserves the right to change or disregard such limit from time to time as it deems appropriate. The Depositary may also set limits with respect to the number of ADWs and Warrants involved in Pre-Release Transactions with any one person on a case by case basis as it deems appropriate. The Depositary may retain for its own account any compensation received by it in conjunction with the foregoing. Collateral provided pursuant to (b) above, but not earnings thereon, shall be held for the benefit of the Holders (other than the Applicant).

                    (ASSIGNMENT AND TRANSFER SIGNATURE LINES)

      FOR VALUE RECEIVED, the undersigned Holder hereby sell(s), assign(s) and transfer(s) unto ______________________________ whose taxpayer identification number is _______________________ and whose address including postal zip code is ________________, the within ADWR and all rights thereunder, hereby irrevocably constituting and appointing ________________________ attorney-in-fact to transfer said ADWR on the books of the Depositary with full power of substitution in the premises.


Dated:                            Name:
                                        ----------------------------------------
                                        By:
                                        Title:

                                        NOTICE: The signature of the Holder to
                                        this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

                                        If the endorsement be executed by an
                                        attorney, executor, administrator,
                                        trustee or guardian, the person
                                        executing the endorsement must give
                                        his/her full title in such capacity and
                                        proper evidence of authority to act in
                                        such capacity, if not on file with the
                                        Depositary, must be forwarded with this
                                        ADWR.


------------------------------------
SIGNATURE GUARANTEED

                                        All endorsements or assignments of ADWRs must be guaranteed by a member of a Medallion Signature Program approved by the Securities Transfer Association, Inc.

                                     Legends

      [The ADWRs issued in respect of Partial Entitlement American Depositary Warrants shall bear the following legend on the face of the ADWR: "This ADWR evidences ADWs representing 'partial entitlement' Warrants of societe Air France and as such do not entitle the holders thereof to the same per-Warrant entitlement as other Warrants (which are 'full entitlement' Warrants) issued and outstanding at such time. The ADWs represented by this ADWR shall entitle holders to distributions and entitlements identical to other ADWs when the Warrants represented by such ADWs become 'full entitlement' Warrants."]

                                    EXHIBIT B
                                ADW EXERCISE FORM


Citibank, N.A.
ADW Depositary Receipts Department
111 Wall Street
New York, New York 10043
Fax: 212-825-2029
Attention: Broker Services Department (American Depositary Warrant Receipts)


                               SOCIETE AIR FRANCE


               ADW Exercise Period: commences on [DATE], 2005 and
                             expires on [DATE], 2007


Dear Sirs:

            Reference is made to the ADW Deposit Agreement, dated as of [DATE], 2004 (the "ADW Deposit Agreement"), by and among Citibank, N.A., as ADW Depositary (the "ADW Depositary"), societe Air France (the "Company") and all Holders and Beneficial Owners of American Depositary Warrants ("ADWs"), each ADW representing the right to receive one (1) Warrant of the Company, for the purchase of Shares ("Shares") of the Company upon the terms thereof. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the ADW Deposit Agreement.


            We have (i) delivered, or caused to be delivered, to the ADW Depositary the number of ADWs identified below and the corresponding aggregate fee amount in U.S. dollars in connection with the cancellation of such ADWs as provided for in Section (e) below, and to the Custodian, the appropriate Warrant Exercise Price in Euros, and (ii) instructed the ADW Depositary to cancel such ADWs and release the Warrants represented thereby to the Warrant Agent for the purpose hereof and we hereby instruct you, as ADW Depositary, to cause the Custodian to present the Warrants evidenced by the ADWs so cancelled and the Warrant Exercise Price so remitted for such Warrants on our behalf to the Warrant Agent for the exercise of such Warrants and, in connection with such exercise, to complete such documentation on our behalf as may be required by the Warrant Agent.


(a) Number of ADWs presented for cancellation and exercise (number provided must be a multiple of three (3)): ___________

(b) Number of Warrants represented by the ADWs referenced in (a) above (one ADW is equal to one Warrant): ___________


(c) Number of Shares to be issued upon exercise of Warrants identified in (b) above (two (2) Shares to be issued for every three (3) Warrants exercised):
___________

(d) Warrant Exercise Price per Share wired separately to the Custodian (40 Euros per two (2) Shares): Euros ______________________________


Please Wire Funds in Euros to:


            Citibank, N.A. - France
            Reference: Air France ADW
            Exercise for: [name of Holder]"
            for credit to Account No. [_______________]

(e) ADW exercise fee (in U.S. dollars) to be paid to the ADW Depositary by the person exercising ADWs, in the case of:

      (i) ADWs surrendered in connection with the exercise of ADWs into ADSs, as provided for in Section (g)(A) below:
      (U.S. $ 0.02 per ADW surrendered upon exercise): ___________________

      (ii) ADWs surrendered in connection with the exercise of ADWs into Shares, as provided for in Section (g)(B) below:
      (U.S. $ 0.05 per ADW surrendered upon exercise): ___________________

(f) Identifying specifics for the Warrant Exercise Price in Euros wired to the
Custodian:

      o date of wire:                  __________________________
      o name of sending institution:   __________________________
      o wire number and reference:     __________________________

(g) We instruct that the Shares issued by the Company be delivered by the Warrant Agent as follows:


      A. American Depositary Shares ("ADSs") representing Shares:

            (i) If you wish to hold the ADSs through a brokerage or custodian account:


            Name of DTC Participant:            __________________________
            DTC Participant Account Number:     __________________________
            Name of Beneficial Owner:           __________________________
            Transaction Reference:              __________________________


            (ii) If you wish to receive an Uncertificated Share ADS:

            Name of person in whose name
            the ADR will be registered:         __________________________
            Address of Registered Owner:        __________________________
                                                __________________________

            Tax identification number for
            Registered Owner:                   __________________________

            (iii) If you wish to receive a Certificated ADS:

            Name of person in whose name
            the ADR will be registered:         __________________________
            Address of Registered Owner:        __________________________
                                                __________________________

            Tax identification number for
            Registered Owner:                   __________________________

      B. Shares:

            (i) If you wish Shares to be issued in bearer form:

            Name of accredited financial
            intermediary in France:             __________________________
            Account Number with accredited
            financial intermediary:             __________________________
            Name of Account Holder with
            accredited financial intermediary:  __________________________
            Name of Beneficial Owner:           __________________________
            Transaction Reference:              __________________________

                  OR

            (ii) If you wish Shares to be issued in Registered Form:

            Name of Beneficial Owner:           __________________________
            Address of Beneficial Owner:        __________________________
            Date of Birth:                      __________________________
            Place of Birth:                     __________________________
            Marital Status:                     __________________________
            Sex:                                __________________________

Note: if Shares are to be held by joint tenants, the above information needs to be provided for each of the joint tenant


                                      By: _______________________________
                                          Name:
                                          Telephone No.

                                    EXHIBIT C

                                  FEE SCHEDULE

                       DEPOSITARY FEES AND RELATED CHARGES

All capitalized terms used but not otherwise defined herein shall have the meaning given to such terms in the ADW Deposit Agreement.

I. Depositary Fees

            The Company, the Holders, the Beneficial Owners and the persons depositing Warrants or surrendering ADWs for cancellation agree to pay the following fees of the Depositary:


-------------------------------------------------------------------------------------------------------------------
                Service                                Rate                              By Whom Paid
-------------------------------------------------------------------------------------------------------------------
(1)      Issuance of ADWs upon deposit   Up to U.S. $5.00 per 100 ADWs (or     Person depositing Warrants or
         of Warrants.                    fraction thereof) issued.             person receiving ADWs.
-------------------------------------------------------------------------------------------------------------------
(2)      Delivery of Deposited           Up to U.S. $5.00 per 100 ADWs (or     Person surrendering ADWs for
         Securities against surrender    fraction thereof) surrendered.        purpose of withdrawal of Deposited
         of ADWs (except as                                                    Securities or person to whom
         contemplated in (3) and (4)                                           Deposited Securities are delivered.
         below).
-------------------------------------------------------------------------------------------------------------------
(3)      Delivery of Deposited           Up to U.S. $5.00 per 100 ADWs (or     Person surrendering ADWs for
         Securities upon exercise of     fraction thereof) surrendered.        purpose of exercising ADWs into
         ADWs into Shares.                                                     Shares.
-------------------------------------------------------------------------------------------------------------------
(4)      Delivery of Deposited           Up to U.S. $2.00 per 100 ADWs (or     Person surrendering ADWs for
         Securities upon exercise of     fraction thereof) surrendered.        purpose of exercising ADWs into
         ADWs into ADSs.                                                       ADSs.
-------------------------------------------------------------------------------------------------------------------
(5)      Distribution of cash proceeds   Up to U.S. $2.00 per 100 ADWs (or     Person to whom distribution is made.
         (i.e., upon sale of rights      fraction thereof) held.
         and other entitlements).
-------------------------------------------------------------------------------------------------------------------


II. Charges

            Holders, Beneficial Owners, persons depositing Warrants for deposit and persons surrendering ADWs for cancellation and for the purpose of withdrawing Deposited Securities shall be responsible for the following charges:

            (i) taxes (including applicable interest and penalties) and other governmental charges;

            (ii) such registration fees as may from time to time be in effect for the registration of Warrants or other Deposited Securities on the Warrant register and applicable to transfers of Warrants or other Deposited Securities to or from the name of the Custodian, the Depositary or any nominees upon the making of deposits and withdrawals, respectively;

            (iii) such cable, telex and facsimile transmission and delivery expenses as are expressly provided in the ADW Deposit Agreement to be at the expense of the person depositing or withdrawing Shares or Holders and Beneficial Owners of ADWs;

            (iv) the expenses and charges incurred by the Depositary in the conversion of foreign currency;

            (v) such fees and expenses as are incurred by the Depositary in connection with compliance with exchange control regulations and other regulatory requirements applicable to Warrants, Deposited Securities, ADWs and ADWRs; and

            (vi) the fees and expenses incurred by the Depositary, the Custodian or any nominee in connection with the servicing or delivery of Deposited Securities.


                                      C-2